Exhibit 10.7

COMPOSECURE HOLDINGS, L.L.C.,

COMPOSECURE, INC.,

THE GUARANTORS PARTY HERETO,

AND

U.S. BANK NATIONAL ASSOCIATION,

as Trustee

INDENTURE

Dated as of December 27, 2021

7.00% Exchangeable Senior Notes due 2026

i

EXHIBIT A – FORM OF NOTE

EXHIBIT B – FORM OF SUPPLEMENTAL INDENTURE

EXHIBIT C – FORM OF GLOBAL INTERCOMPANY NOTE

v

INDENTURE, dated as of December 27, 2021, by and among COMPOSECURE HOLDINGS, L.L.C., a Delaware limited liability company, as issuer (the “Company”, as more fully set forth in Section 1.01), COMPOSECURE, INC., a Delaware corporation (the “Parent”, as more fully set forth in Section 1.01), the Guarantors party hereto (as defined herein) and U.S. Bank National Association, a national banking association, as trustee (the “Trustee”, as more fully set forth in Section 1.01).

W I T N E S S E T H:

WHEREAS, for its lawful corporate purposes, the Company has duly authorized the issuance of its 7.00% Exchangeable Senior Notes due 2026 (the “Notes”), initially in an aggregate principal amount not to exceed $130,000,000, and in order to provide the terms and conditions upon which the Notes are to be authenticated, issued and delivered, the Parent, the Company and the Guarantors have duly authorized the execution and delivery of this Indenture;

WHEREAS, the Form of Note, the certificate of authentication to be borne by each Note, the Form of Notice of Exchange, the Form of Fundamental Change Repurchase Notice and the Form of Assignment and Transfer to be borne by the Notes are to be substantially in the forms provided in this Indenture;

WHEREAS, all acts and things necessary to make the Notes, when executed by the Company and authenticated and delivered by the Trustee or a duly authorized authenticating agent, as in this Indenture provided, the valid, binding and legal obligations of the Company, and this Indenture a valid agreement of the Parent, the Company and the Guarantors according to its terms, have been done and performed, and the execution of this Indenture and the issuance under this Indenture of the Notes have in all respects been duly authorized by the Parent, the Company and the Guarantors, as applicable; and

WHEREAS, all acts and things necessary to make the Guarantees, when executed by the Guarantors party hereto, the valid, binding and legal obligations of the respective Guarantors, and this Indenture a valid agreement according to its terms, have been done and performed, and the execution of this Indenture and the issuance hereunder of the Guarantees have in all respects been duly authorized.

NOW, THEREFORE, THIS INDENTURE WITNESSETH:

That in order to declare the terms and conditions upon which the Notes are, and are to be, authenticated, issued and delivered, and in consideration of the premises and of the purchase and acceptance of the Notes by the Holders, the Parent, the Company and the Guarantors covenant and agree with the Trustee for the equal and proportionate benefit of the respective Holders from time to time (except as otherwise provided below), as follows:

Article I
DEFINITIONS

Section 1.01         Definitions. The terms defined in this Section 1.01 (except as otherwise expressly provided in this Indenture or unless the context otherwise requires) for all purposes of this Indenture and of any indenture supplemental to this Indenture shall have the respective meanings specified in this Section 1.01. The terms defined in this Article include the plural as well as the singular.

“Additional Interest” means all amounts, if any, payable pursuant to any of Section 4.10(b) and Section 6.03 hereof, as applicable.

“Additional Shares” shall have the meaning specified in Section 14.03(a).

“Affiliate” of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, “control,” when used with respect to any specified Person means the power to direct or cause the direction of the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

“Affiliate Transaction” shall have the meaning specified in Section 4.11(a).

“Applicable Law” shall have the meaning specified in Section 17.17.

“Board of Directors” means, with respect to any Person, the board of directors (or similar body) of such Person or a committee thereof duly authorized to act for it under this Indenture.

“Board Resolution” means, with respect to any Person, a copy of a resolution certified by the Secretary or an Assistant Secretary of such Person to have been duly adopted by such Person’s Board of Directors, and to be in full force and effect on the date of such certification, and delivered to the Trustee.

“Business Day” means any day other than a Saturday, a Sunday or a day on which the Federal Reserve Bank of New York is authorized or required by law or executive order to close or be closed.

“Capital Lease Obligations” of any Person means the obligations of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such Person under GAAP, and the amount of such obligations shall be the capitalized amount thereof determined in accordance with GAAP, provided that such determination shall be made without giving effect to Accounting Standards Codification 842, Leases (or any other Accounting Standards Codification having similar result or effect) (and related interpretations) to the extent any lease (or similar arrangement) would be required to be treated as a capital lease thereunder where such lease (or arrangement) would have been treated as an operating lease under GAAP as in effect immediately prior to the effectiveness of such Accounting Standards Codification.

“Capital Stock” means, for any entity, any and all shares, interests (including partnership, limited liability company or membership interests), rights to purchase, warrants, options, participations or other equivalents of or interests in (however designated) equity issued by that entity.

The term “close of business” means 5:00 p.m. (New York City time).

“CFC Subsidiary” of any Subsidiary of the Company that is a “controlled foreign corporation” within the meaning of Section 957(a) of the Internal Revenue Code.

“Clause A Distribution” shall have the meaning specified in Section 14.05(c).

“Clause B Distribution” shall have the meaning specified in Section 14.05(c).

“Clause C Distribution” shall have the meaning specified in Section 14.05(c).

“Commission” means the U.S. Securities and Exchange Commission.

“Common Equity” of any Person means Capital Stock of such Person that is generally entitled (a) to vote in the election of directors of such Person or (b) if such Person is not a corporation, to vote or otherwise participate in the selection of the governing body, partners, managers, trustees or others that will control the management or policies of such Person.

“Common Stock” means the Class A common stock of the Parent, par value $0.001 per share, at the date of this Indenture, subject to Section 14.08.

“Common Stock Change Event” shall have the meaning specified in Section 14.08(a).

“Company” shall have the meaning specified in the first paragraph of this Indenture, and subject to the provisions of Article XI, shall include its successors and assigns.

“Company LLC Agreement” means the Second Amended and Restated Limited Liability Company Agreement of the Company, dated as of the date hereof, by and among the Company, Parent and the other members named therein.

“Company Order” means a written order of the Company, signed by (a) the Company’s Chief Executive Officer, Chief Financial Officer, President or any Executive Vice President and (b) any such other Officer designated in clause (a) of this definition or the Company’s Treasurer or Assistant Treasurer or Secretary or any Assistant Secretary, and delivered to the Trustee.

“Contingent Obligations” means, with respect to any Person, any obligation of such Person guaranteeing any leases, dividends or other obligations that do not constitute Indebtedness (“primary obligations”) of any other Person (the “primary obligor”) in any manner, whether directly or indirectly, including any obligation of such Person, whether or not contingent, (a) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (b) to advance or supply funds (i) for the purchase or payment of any such primary obligation or (ii) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor or (c) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation against loss in respect thereof.

“Corporate Trust Office” means the designated office of the Trustee at which at any time its corporate trust business shall be administered, which office at the date of this Indenture is located at 333 Thornall Street, Edison, NJ 08837, Attention: Mark DiGiacomo or such other address as the Trustee may designate from time to time by notice to the Holders and the Company, or the designated corporate trust office of any successor trustee (or such other address as such successor trustee may designate from time to time by notice to the Holders and the Company).

“Class A Common Units” means the Class A Units of the Company.

“Daily VWAP” means, for any Trading Day, the per share volume-weighted average price as displayed under the heading “Bloomberg VWAP” on Bloomberg page “CMPO <equity> AQR” (or identified by under such other ticker symbol for the Common Stock or its equivalent successor if such page is not available) in respect of the period from the scheduled open of trading until the scheduled close of trading of the primary trading session up to and including the final closing print (which is indicated by Condition Code “6” in Bloomberg) on such Trading Day (or if such volume-weighted average price is unavailable at such time, the market value of one share of the Common Stock on such Trading Day determined, using a volume-weighted average method, by a nationally recognized independent investment banking firm retained for this purpose by the Company). “Daily VWAP” shall be determined without regard to after-hours trading or any other trading outside of the regular trading session trading hours. On or after the occurrence of a Common Stock Change Event, the Daily VWAP of a Reference Property Unit on any Trading Day shall be determined in accordance with the two immediately preceding sentences except that (i) in the case of a Common Stock Change Event in connection with which holders of Common Stock receive only cash as set forth in Section 14.08(a), the Daily VWAP shall be equal to the per share amount of cash received by holders of Common Stock in such Common Stock Change Event and (ii) in the case of a Common Stock Change Event in connection with which holders of Common Stock receive a type of consideration other than cash or Common Equity as set forth in Section 14.08(a), the Daily VWAP shall be the fair market value of such Reference Property Unit determined by a nationally recognized independent investment banking firm retained for this purpose by the Company.

“Default” means any event that is, or after notice or passage of time, or both, would be, an Event of Default.

“Defaulted Amounts” means any amounts on any Note (including, without limitation, the Fundamental Change Repurchase Price, Redemption Price, Redemption Make-Whole Amount, principal and interest) that are payable but are not punctually paid or duly provided for.

“Deferral Exception” means the provisions set forth in Section 14.05(j).

“Deferral Period” shall have the meaning set forth in the Registration Rights Agreement.

“Depositary” means, with respect to each Global Note, The Depository Trust Company, a New York corporation, until a successor shall have been appointed and become such pursuant to the applicable provisions of this Indenture, and thereafter, “Depositary” shall mean or include such successor.

“Disqualified Stock” means any Capital Stock that, by its terms (or by the terms of any security into which it is convertible, or for which it is exchangeable, in each case at the option of the holder thereof), or upon the happening of any event, matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, or redeemable at the option of the holder thereof, in whole or in part, on or prior to the date that is 91 days after the date on which the Notes mature (other than, in each case, any provision requiring an offer to purchase such Capital Stock as a result of a change of control, delisting, asset sale or similar provision or any other provision permitting holders to convert such Capital Stock). The amount of Disqualified Stock deemed to be outstanding at any time for purposes of this Indenture will be the maximum amount that may become obligated to pay upon maturity of, or pursuant to any mandatory redemption provisions of, such Disqualified Stock or portion thereof, plus accrued dividends; provided, however, that if such Capital Stock is issued to any plan for the benefit of employees of the Company or its Subsidiaries or Parent or by any such plan to such employees, such Capital Stock shall not constitute Disqualified Stock solely because it may be required to be repurchased by the Company or its Subsidiaries or Parent in order to satisfy applicable statutory or regulatory obligations or as a result of such employees’ termination, death or disability; provided, further, that any Capital Stock held by any future, current or former employee, director, officer, manager or consultant (or any permitted transferee thereof) of the Company, any of its Subsidiaries or the Parent shall not constitute Disqualified Stock solely because it may be required to be repurchased by the Company or its Subsidiaries or Parent pursuant to any stockholders’ agreement, management equity plan, stock option plan or any other management or employee benefit plan or agreement or in order to satisfy applicable statutory or regulatory obligations.

“Distributed Property” shall have the meaning specified in Section 14.05(c).

“EBITDA” means, for any period, all as determined for the Parent and its Subsidiaries on a consolidated basis in accordance with GAAP: consolidated net income (or loss), (i) plus, without duplication, the sum of the amounts for such period included in determining such consolidated net income of (A) total interest expense of the Company and its Subsidiaries, (B) all provisions for taxes based on the net income of the Company and its Subsidiaries, (C) all depreciation and amortization expense of the Company and its Subsidiaries and (D) losses, expenses, financing or acquisition costs that are classified by the Company as one-time, non-recurring, unusual or extraordinary and (ii) minus, without duplication, the sum of the amounts for such period included in determining consolidated net income of any gains that are classified as one-time, non-recurring, unusual or extraordinary.

“Effective Date” shall have the meaning specified in Section 14.03(b), except that, as used in Section 14.05, “Effective Date” means the first date on which shares of the Common Stock trade on the applicable exchange or in the applicable market, regular way, reflecting the relevant share split or share combination, as applicable.

“Effectiveness Deadline” shall have the meaning set forth in the Registration Rights Agreement.

“Event of Default” shall have the meaning specified in Section 6.01.

“Ex-Dividend Date” means the first date on which shares of the Common Stock trade on the applicable exchange or in the applicable market, regular way, without the right to receive the issuance, dividend or distribution in question, from the Company or, if applicable, from the seller of Common Stock on such exchange or market (in the form of due bills or otherwise) as determined by such exchange or market. For the avoidance of doubt, any alternative trading convention on the applicable exchange or market in respect of the Common Stock under a separate ticker symbol or CUSIP number will not be considered “regular way” for purposes of the preceding sentence.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Exchange Agent” shall have the meaning specified in Section 4.02.

“Exchange Date” shall have the meaning specified in Section 14.02(c).

“Exchange Obligation” shall have the meaning specified in Section 14.01.

“Exchange Price” means as of any date, $1,000, divided by the Exchange Rate as of such date.

“Exchange Rate” shall have the meaning specified in Section 14.01.

“Excluded Entity” means (a) any Subsidiary that is an Immaterial Subsidiary, (b) any Subsidiary that is not organized in the United States, any state thereof or the District of Columbia or is a CFC Subsidiary, (c) any Subsidiary that is prohibited by applicable law from guaranteeing the Notes, or which would require governmental (including regulatory) or third party consent, approval, license or authorization to provide a guarantee unless, such consent, approval, license or authorization has been received (and excluding any restriction in any organizational document of such Subsidiary) or the requirement for such third party consent was established in order to avoid becoming a Guarantor, (d) any captive insurance Subsidiaries, any special purpose entities, any broker-dealer subsidiaries, any bank or trust company subsidiaries, or (e) any Subsidiary to the extent the cost of providing such guarantee is excessive in relation to the value afforded thereby. Notwithstanding the foregoing, in no event shall the Company be an Excluded Entity.

“Filing Deadline” shall have the meaning set forth in the Registration Rights Agreement.

“Form of Assignment and Transfer” shall mean the “Form of Assignment and Transfer” attached as Attachment 3 to the Form of Note attached to this Indenture as Exhibit A.

“Form of Fundamental Change Repurchase Notice” shall mean the “Form of Fundamental Change Repurchase Notice” attached as Attachment 2 to the Form of Note attached to this Indenture as Exhibit A.

“Form of Note” shall mean the “Form of Note” attached to this Indenture as Exhibit A.

“Form of Notice of Exchange” shall mean the “Form of Notice of Exchange” attached as Attachment 1 to the Form of Note attached to this Indenture as Exhibit A.

“Fundamental Change” shall be deemed to have occurred at the time after the Notes are originally issued if any of the following occurs:

(a)            a “person” or “group” within the meaning of Section 13(d) of the Exchange Act, other than the Company or its Wholly Owned Subsidiaries, files a Schedule TO or any schedule, form or report under the Exchange Act disclosing that such person or group, has become the direct or indirect “beneficial owner,” as defined in Rule 13d-3 under the Exchange Act, of the Parent’s Common Equity representing more than 50% of the voting power of the Parent’s Common Equity;

(b)            the consummation of (A) any recapitalization, reclassification or change of the Common Stock (other than changes resulting from a subdivision or combination) as a result of which the Common Stock would be converted into, or exchanged for, stock, other securities, other property or assets; (B) any share exchange, consolidation or merger of the Parent pursuant to which the Common Stock will be converted into or exchanged for cash, securities or other property or assets; or (C) any sale, lease or other transfer in one transaction or a series of transactions of all or substantially all of the consolidated assets of the Parent and its Subsidiaries, taken as a whole, or of the Company and its Subsidiaries, taken as a whole, to any Person that is not a Guarantor; provided, however, that a transaction described in clause (B) in which the holders of all classes of the Parent’s Common Equity immediately prior to such transaction own, directly or indirectly, more than 50% of all classes of Common Equity of the continuing or surviving corporation or transferee or the parent thereof immediately after such transaction in substantially the same proportions as such ownership immediately prior to such transaction shall not be a Fundamental Change pursuant to this clause (b);

(c)            the stockholders of the Company approve any plan or proposal for the liquidation or dissolution of the Company;

(d)            the stockholders of the Parent approve any plan or proposal for the liquidation or dissolution of the Parent;

(e)            the Company ceases to be controlled by the Parent (or a successor thereto permitted pursuant to the terms of this Indenture); or

(f)            the Common Stock ceases to be listed or quoted on any of The New York Stock Exchange, The Nasdaq Global Select Market, The Nasdaq Global Market and The Nasdaq Capital Market (or any of their respective successors);

provided, however, that any transaction that constitutes a Fundamental Change pursuant to both clause (a) and clause (b) above (without regarding to the proviso to such clause (b)) shall be deemed a Fundamental Change solely under clause (b) above (subject to such proviso); and provided, further that a transaction or transactions described in clauses (a) or (b) above shall not constitute a Fundamental Change if at least 90% of the consideration received or to be received by the common stockholders of the Company, excluding cash payments for fractional shares or pursuant to stockholders’ statutory appraisal rights, in connection with such transaction or transactions consists of shares of common stock that are listed or quoted on any of The New York Stock Exchange, The Nasdaq Global Select Market, The Nasdaq Global Market or the Nasdaq Capital Market (or any of their respective successors) or will be so listed or quoted when issued or exchanged in connection with such transaction or transactions and such transaction constitutes a Common Stock Change Event whose Reference Property consists of such consideration.

“Fundamental Change Company Notice” shall have the meaning specified in Section 15.01(c).

“Fundamental Change Repurchase Date” shall have the meaning specified in Section 15.01(a).

“Fundamental Change Repurchase Notice” shall have the meaning specified in Section 15.01(b)(i).

“Fundamental Change Repurchase Price” shall have the meaning specified in Section 15.01(a).

“GAAP” means generally accepted accounting principles in the United States of America, as in effect from time to time.

“Global Note” shall have the meaning specified in Section 2.05(a).

“guarantee” of or by any Person (the “guarantor”) means any obligation, contingent or otherwise, of the guarantor guaranteeing or having the economic effect of guaranteeing any Indebtedness or other obligation of any other Person (the “primary obligor”) in any manner, whether directly or indirectly, and including any obligation of the guarantor, direct or indirect, (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation or to purchase (or to advance or supply funds for the purchase of) any security for the payment thereof, (b) to purchase or lease property, securities or services for the purpose of assuring the owner of such Indebtedness or other obligation of the payment thereof, (c) to maintain working capital, equity capital or any other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation or (d) as an account party in respect of any letter of credit or letter of guaranty issued to support such Indebtedness or obligation; provided that the term “guarantee” shall not include endorsements for collection or deposit in the ordinary course of business.

“Guarantee” means the guarantees by each Guarantor of Note Obligations.

“Guarantor” means (i) each Subsidiary, other than an Excluded Entity, of the Parent or the Company in existence on the Issue Date and (ii) each Subsidiary of the Parent or the Company that becomes a guarantor of the Notes pursuant to the provisions of this Indenture, in each case until released from its Guarantee pursuant to the terms of this Indenture.

“Holder” shall mean any Person in whose name at the time a particular Note is registered on the Note Register.

“incur” shall have the meaning specified in Section 4.11(b).

“Indebtedness” of any Person means, without duplication, (a) all obligations of such Person for borrowed money (including any securitization facility) or with respect to deposits or advances of any kind, (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, (c) all obligations of such Person under conditional sale or other title retention agreements relating to property acquired by such Person, (d) all obligations of such Person in respect of the deferred purchase price of property or services (excluding (x) accounts payable incurred in the ordinary course of business and not past due by more than 90 days and (y) any earn-out obligations until such obligations become due and payable liabilities on the balance sheet of such Person in accordance with GAAP) and have not been paid within 90 days thereof, (e) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any lien on property owned or acquired by such Person, whether or not the Indebtedness secured thereby has been assumed, (f) all guarantees by such Person of Indebtedness of others set forth in clauses (a)-(e) and (g)-(j) of this definition, (g) all Capital Lease Obligations of such Person, (h) all obligations, contingent or otherwise, of such Person as an account party in respect of letters of credit, letters of guaranty or bankers’ acceptances; (i) any other off-balance sheet liability, and (j) obligations, whether absolute or contingent and howsoever and whensoever created, arising, evidenced or acquired (including all renewals, extensions and modifications thereof and substitutions therefor), under (i) any and all Swap Agreements, and (ii) any and all cancellations, buy backs, reversals, terminations or assignments of any Swap Agreement transaction; provided, however, that notwithstanding the foregoing, Indebtedness shall be deemed not to include: (1) Contingent Obligations (other than, for the avoidance of doubt, those described in clause (f) above) incurred in the ordinary course of business and not in respect of borrowed money; (2) deferred or prepaid revenues; (3) purchase price holdbacks in respect of a portion of the purchase price of an asset to satisfy warranty or other unperformed obligations of the respective seller; (4) any earn-out obligations, contingent consideration, purchase price adjustments, deferred purchase money amounts, milestone and/or bonus payments (whether performance or time-based), and royalty, licensing, revenue and/or profit sharing arrangements, in each case, characterized as such and arising expressly out of purchase and sale contracts, development arrangements or licensing arrangements; (5) deferred compensation; (6) accrued expenses; (7) obligations in respect of Preferred Stock that is not Disqualified Stock; or (8) an arrangement whereby such Person or any of its Subsidiaries sells, on a non-recourse basis except to the extent customary in a “true sale” arrangement, its accounts receivable and such sale is not recharacterized as incurrence of debt.

“Immaterial Subsidiary” means, as of any date of determination, any Subsidiary that (a) when taken together with all Immaterial Subsidiaries, does not (i) have assets with a value in excess of ten percent (10%) of the consolidated total assets of the Parent and its Subsidiaries or (ii) comprise in excess of ten percent (10%) of the consolidated EBITDA of the Parent and its Subsidiaries, on a consolidated basis, for the most recently completed four full fiscal quarters for which financial statements are available immediately preceding such date and (b) does not hold any Common Equity or other equity interest in any Subsidiary of the Parent or the Company that is not organized in the United States, any state thereof or the District of Columbia; provided that, as of any date of determination, no Immaterial Subsidiary shall have (x) EBITDA for such four full fiscal quarter period in excess of five percent (5%) of EBITDA for such four full fiscal quarter period or (y) total assets in excess of five percent (5%) of the total assets of the Parent and its Subsidiaries as of such date of determination.

“Indenture” means this instrument as originally executed or, if amended or supplemented as provided in this Indenture, as so amended or supplemented.

“Interest Payment Date” means each June 15 and December 15 of each year, beginning on June 15, 2022.

“Issue Date” means December 27, 2021.

“Last Reported Sale Price” of the Common Stock (or any other security) on any date means the closing sale price per share (or if no closing sale price is reported, the average of the bid and ask prices or, if more than one in either case, the average of the average bid and the average ask prices) on that date as reported in composite transactions for The Nasdaq Global Select Market or, if the Common Stock (or any other security) is not listed on The Nasdaq Global Select Market, then such other principal U.S. national securities exchange on which the Common Stock (or any other security) is traded. If the Common Stock (or any other security) is not listed for trading on a U.S. national securities exchange on the relevant date, the “Last Reported Sale Price” shall be the last quoted bid price for the Common Stock (or any other security) in the over-the-counter market on the relevant date as reported by OTC Markets Group Inc. or a similar organization. If the Common Stock (or any other security) is not so quoted, the “Last Reported Sale Price” shall be the average of the mid-point of the last bid and ask prices for the Common Stock (or any other security) on the relevant date from each of at least three nationally recognized independent investment banking firms selected by the Parent for this purpose.

“Make-Whole Fundamental Change” means any transaction or event that constitutes a Fundamental Change (as defined above and determined after giving effect to any exceptions to or exclusions from such definition, but without regard to the proviso in clause (b) of the definition thereof).

“Market Disruption Event” means, with respect to any date, the occurrence or existence, during the one-half hour period ending at the scheduled close of trading on such date on the principal U.S. national securities exchange or other market on which the Common Stock (or such other security, as the case may be) is listed for trading or trades, of any material suspension or limitation imposed on trading (by reason of movements in price exceeding limits permitted by the relevant exchange or otherwise) in the Common Stock (or such other security, as the case may be) or in any options contracts or futures contracts relating to the Common Stock (or such other security, as the case may be).

“Maturity Date” means December 15, 2026.

“Note” or “Notes” shall have the meaning specified in the first paragraph of the recitals of this Indenture.

“Note Obligations” means the Obligations of the Parent and the Company and the other obligors (including the Guarantors) under this Indenture and the Registration Rights Agreement to pay principal, premium, if any, and interest (including all interest accruing after the commencement of any bankruptcy, insolvency, reorganization or similar proceeding, whether or not a claim for such post-petition interest is allowed or allowable in such proceeding) when due and payable, and all other amounts due or to become due under or in connection with the Registration Rights Agreement and the performance of all other Obligations of the Parent, the Company and the Guarantors under the Registration Rights Agreement, according to the respective terms thereof.

“Note Register” shall have the meaning specified in Section 2.05(a).

“Note Registrar” shall have the meaning specified in Section 2.05(a).

“Notice and Questionnaire” shall have the meaning set forth in the Registration Rights Agreement.

“Notice of Exchange” shall have the meaning specified in Section 14.02(b).

“Obligations” means any principal, interest, penalties, fees, indemnifications, reimbursements (including reimbursement obligations with respect to letters of credit and bankers’ acceptances), damages and other liabilities payable under the documentation governing any indebtedness.

“Officer” means, with respect to any Person, the President, the Chief Executive Officer, the Chief Financial Officer, the Treasurer, the Secretary or any Executive Vice President of such Person.

“Officer’s Certificate,” when used with respect to the Company or the Parent, means a certificate that is delivered to the Trustee and that is signed by an Officer of the Company or the Parent, respectively. Each such certificate shall include the statements provided for in Section 17.05 if and to the extent required by the provisions of such Section. The Officer giving an Officer’s Certificate pursuant to Section 4.08 shall be the principal executive, financial or accounting officer of the Company.

The term “open of business” means 9:00 a.m. (New York City time).

“Opinion of Counsel” means an opinion in writing signed by legal counsel, who may be an employee of or counsel to the Company or the Parent, that is delivered to the Trustee, which opinion may contain customary exceptions and qualifications as to the matters set forth therein. Each such opinion shall include the statements provided for in Section 17.05 if and to the extent required by the provisions of such Section 17.05.

The term “outstanding,” when used with reference to Notes, shall, subject to the provisions of Section 8.04, mean, as of any particular time, all Notes authenticated and delivered by the Trustee under this Indenture, except:

(a)        Notes theretofore canceled by the Trustee or accepted by the Trustee for cancellation;

(b)        Notes, or portions thereof, that have become due and payable and in respect of which monies in the necessary amount shall have been deposited in trust with the Trustee or with any Paying Agent (other than the Parent or the Company) or shall have been set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) or the Parent (if the Parent shall act as Paying Agent);

(c)        Notes that have been paid pursuant to Section 2.07 or Notes in lieu of which, or in substitution for which, other Notes shall have been authenticated and delivered pursuant to the terms of Section 2.07 unless proof satisfactory to the Trustee is presented that any such Notes are held by protected purchasers in due course;

(d)        Notes exchanged pursuant to Article XIV and required to be canceled pursuant to Section 2.09;

(e)        Notes redeemed pursuant to Article XVI; and

(f)         Notes repurchased by the Parent or the Company pursuant to the penultimate sentence of Section 2.11.

“Parent” shall have the meaning specified in the first paragraph of this Indenture, and subject to the provisions of Article XI, shall include its successors and assigns.

“Paying Agent” shall have the meaning specified in Section 4.02.

“Person” means an individual, a corporation, a limited liability company, an association, a partnership, a joint venture, a joint stock company, a trust, an unincorporated organization or a government or an agency or a political subdivision thereof.

“Physical Notes” means any Note that is not a Global Note.

“Predecessor Note” of any particular Note means every previous Note evidencing all or a portion of the same debt as that evidenced by such particular Note; and, for the purposes of this definition, any Note authenticated and delivered under Section 2.07 in lieu of or in exchange for a mutilated, lost, destroyed or stolen Note shall be deemed to evidence the same debt as the mutilated, lost, destroyed or stolen Note that it replaces.

“Preferred Stock” means, with respect to any Person, any Capital Stock with preferential rights to any other Capital Stock of such Person with respect to payment of dividends or preferential rights upon liquidation, dissolution, or winding up.

“Prospectus” shall have the meaning set forth in the Registration Rights Agreement.

“Record Date” means, with respect to any dividend, distribution or other transaction or event in which the holders of Common Stock (or other applicable security) have the right to receive any cash, securities or other property or in which the Common Stock (or such other security) is exchanged for or converted into any combination of cash, securities or other property, the date fixed for determination of holders of the Common Stock (or such other security) entitled to receive such cash, securities or other property (whether such date is fixed by the Parent’s Board of Directors, by statute, by contract or otherwise).

“Redemption Date” shall have the meaning specified in Section 16.02(a).

“Redemption Make-Whole Amount” shall have the meaning specified in Section 14.04.

“Redemption Notice” shall have the meaning specified in Section 16.02(a).

“Redemption Notice Date” means the date on which a Redemption Notice is delivered pursuant to Section 16.02.

“Redemption Period” means the period from, and including, the relevant Redemption Notice Date until the close of business on the second Scheduled Trading Day immediately preceding the related Redemption Date.

“Redemption Price” means, for any Notes to be redeemed pursuant to Section 16.01, 100% of the principal amount of such Notes, plus accrued and unpaid interest, if any, to, but excluding, the Redemption Date (unless the Redemption Date falls after a Regular Record Date but on or prior to the immediately succeeding Interest Payment Date, in which case interest accrued to the Interest Payment Date will be paid to Holders of record of such Notes on such Regular Record Date, and the Redemption Price will be equal to 100% of the principal amount of such Notes).

“Reference Property” shall have the meaning specified in Section 14.08(a).

“Reference Property Unit” shall have the meaning specified in Section 14.08(a).

“Registrable Securities” shall have the meaning set forth in the Registration Rights Agreement.

“Registration Default” shall have the meaning specified in Section 4.10(b).

“Registration Rights Agreement” means the Registration Rights Agreement, dated as of the date hereof, among the Parent, the Company, each Guarantor and the other Persons party thereto, as amended from time to time in accordance with its terms.

“Regular Record Date,” with respect to any Interest Payment Date, shall mean the June 1 or December 1 (whether or not such day is a Business Day) immediately preceding the applicable June 15 or December 15 Interest Payment Date, respectively.

“Responsible Officer” means, when used with respect to the Trustee, any officer or employee within the corporate trust department of the Trustee, including any vice president, assistant vice president, trust officer or any other employee of the Corporate Trust Office of the Trustee who customarily performs functions similar to those performed by the persons who at the time shall be such officers, respectively, or to whom any corporate trust matter is referred because of such person’s knowledge of and familiarity with the particular subject and who shall have direct responsibility for the administration of this Indenture.

“Restricted Note Legend” shall have the meaning specified in Section 2.05(a).

“Restricted Securities” shall have the meaning specified in Section 2.05(a).

“Rule 144” means Rule 144 under the Securities Act (including any successor rule thereto), as the same may be amended from time to time.

“Rule 144A” means Rule 144A under the Securities Act (including any successor rule thereto), as the same may be amended from time to time.

“Scheduled Trading Day” means a day that is scheduled to be a Trading Day on the primary U.S. national securities exchange or market on which the Common Stock (or such other security, as applicable) are listed or admitted for trading. If the Common Stock (or such other security, as applicable) are not so listed or admitted for trading, “Scheduled Trading Day” means a “Business Day.”

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Shelf Registration Period” shall have the meaning set forth in the Registration Rights Agreement.

“Shelf Registration Statement” shall have the meaning set forth in the Registration Rights Agreement.

“Significant Subsidiary” means a Subsidiary of the Company that meets the definition of “significant subsidiary” in Article 1, Rule 1-02 of Regulation S-X under the Exchange Act.

“Spin-Off” shall have the meaning specified in Section 14.05(c).

“Spin-Off Valuation Period” shall have the meaning specified in Section 14.05(c).

“Stock Price” shall have the meaning specified in Section 14.03(c).

“Subordinated Indebtedness” means, with respect to the Company, any Indebtedness of the Company or any Guarantor which (i) is unsecured and (ii) by its terms expressly subordinated in right of payment or contractually subordinated to the Notes or any Guarantee (including the Note Obligations).

“Subscription Agreements” means the Subscription Agreements, dated April 18, 2021, between the Company, the Parent and each of the other Persons party thereto providing for the subscription for and purchase of Notes.

“Subsidiary” means, with respect to any Person, any corporation, association, partnership or other business entity of which more than 50% of the total voting power of the Common Equity entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers, general partners or trustees thereof is at the time owned or controlled, directly or indirectly, by (i) such Person; (ii) such Person and one or more Subsidiaries of such Person; or (iii) one or more Subsidiaries of such Person.

“Successor Company” shall have the meaning specified in Section 11.01(a).

“Successor Person” shall have the meaning specified in Section 14.08(a).

“Swap Agreement” means any agreement with respect to any swap, forward, spot, future, credit default or derivative transaction or option or similar agreement involving, or settled by reference to, one or more rates, currencies, commodities, equity or debt instruments or securities, or economic, financial or pricing indices or measures of economic, financial or pricing risk or value or any similar transaction or any combination of these transactions; provided that no phantom stock or similar plan providing for payments only on account of services provided by current or former directors, officers, employees or consultants of the Parent or the Subsidiaries shall be a Swap Agreement.

“Tax Receivable Agreement” means that certain Tax Receivable Agreement, dated as of December 27, 2021, by and among the Parent, the Company and the other parties thereto.

“Tender/Exchange Offer Valuation Period” shall have the meaning specified in Section 14.05(e).

“Trading Day” means any day on which (a) trading in the Common Stock (or such other security, as the case may be) generally occurs on the principal U.S. national securities exchange on which the Common Stock is then listed or, if the Common Stock (or such other security, as the case may be) is not then listed on a U.S. national securities exchange, on the principal other market on which the Common Stock (or such other security, as the case may be) is then traded; and (b) there is no Market Disruption Event. If the Common Stock (or such other security, as the case may be) is not so listed or traded, then “Trading Day” means a Business Day.

The term “transfer” shall have the meaning specified in Section 2.05(a).

“Transfer Agent” means the Continental Stock Transfer & Trust Company.

“Trigger Event” shall have the meaning specified in Section 14.05(c).

“Trust Indenture Act” means the Trust Indenture Act of 1939, as amended, as it was in force at the date of execution of this Indenture; provided, however, that in the event the Trust Indenture Act of 1939 is amended after the date of this Indenture, the term “Trust Indenture Act” shall mean, to the extent required by such amendment, the Trust Indenture Act of 1939, as so amended (assuming that the Trust Indenture Act applies to this Indenture).

“Trustee” means the Person named as the “Trustee” in the first paragraph of this Indenture until a successor trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter “Trustee” shall mean or include each Person who is then a Trustee under this Indenture.

“Wholly Owned Subsidiary” means, with respect to any Person, any Subsidiary of such Person, except that, solely for purposes of this definition, the reference to “50%” in the definition of “Subsidiary” shall be deemed replaced by a reference to “100%”.

Section 1.02       References to Interest. Unless the context otherwise requires, any reference to interest on, or in respect of, any Note in this Indenture shall be deemed to include Additional Interest if, in such context, Additional Interest is, was or would be payable pursuant to any of Section 4.10(b) and Section 6.03. Unless the context otherwise requires, any express mention of Additional Interest in any provision of this Indenture shall not be construed as excluding Additional Interest in those provisions of this Indenture where such express mention is not made.

Article II
ISSUE, DESCRIPTION, EXECUTION, REGISTRATION AND EXCHANGE OF NOTES

Section 2.01       Designation and Amount. The Notes shall be designated as the “7.00% Exchangeable Senior Notes due 2026.” The aggregate principal amount of Notes that may be authenticated and delivered under this Indenture is limited to $130,000,000, except for Notes authenticated and delivered upon registration or transfer of, or in exchange for, or in lieu of other Notes pursuant to Section 2.05, Section 2.07, Section 2.08, Section 10.04, Section 14.02 and Section 15.03.

Section 2.02       Form of Notes. The Notes and the Trustee’s certificate of authentication to be borne by such Notes shall be substantially in the respective forms set forth in Exhibit A, the terms and provisions of which shall constitute, and are hereby expressly incorporated in and made a part of this Indenture. To the extent applicable, the Parent, the Company, the Guarantors and the Trustee, by their execution and delivery of this Indenture, expressly agree to such terms and provisions and to be bound thereby.

Any Global Note may be endorsed with or have incorporated in the text thereof such legends or recitals or changes not inconsistent with the provisions of this Indenture as may be required by the Depositary, or as may be required to comply with any applicable law or any regulation thereunder or with the rules and regulations of any securities exchange or automated quotation system upon which the Notes may be listed or traded or designated for issuance or to conform with any usage with respect thereto, or to indicate any special limitations or restrictions to which any particular Notes are subject.

Any of the Notes may have such letters, numbers or other marks of identification and such notations, legends or endorsements as the Officers executing the same may approve (execution thereof to be conclusive evidence of such approval) and as are not inconsistent with the provisions of this Indenture, or as may be required to comply with any law or with any rule or regulation made pursuant thereto or with any rule or regulation of any securities exchange or automated quotation system on which the Notes may be listed or designated for issuance, or to conform to usage or to indicate any special limitations or restrictions to which any particular Notes are subject.

Each Global Note shall represent such principal amount of the outstanding Notes as shall be specified therein and shall provide that it shall represent the aggregate principal amount of outstanding Notes from time to time endorsed thereon and that the aggregate principal amount of outstanding Notes represented thereby may from time to time be increased or reduced to reflect redemptions, repurchases, cancellations, conversions, transfers or exchanges permitted hereby. Any endorsement of a Global Note to reflect the amount of any increase or decrease in the amount of outstanding Notes represented thereby shall be made by the Trustee, in such manner and upon instructions given by the Company or Holder of such Notes in accordance with this Indenture. Payment of principal (including the Fundamental Change Repurchase Price and the Redemption Price, if applicable) of, and accrued and unpaid interest (including any Redemption Make-Whole Amount) on, a Global Note shall be made to the Holder of such Note on the date of payment, unless a record date or other means of determining Holders eligible to receive payment is provided for in this Indenture.

Section 2.03       Date and Denomination of Notes; Payments of Interest and Defaulted Amounts. (a) The Notes shall be issuable in registered form without coupons in denominations of $1,000 principal amount and integral multiples thereof. Each Note shall be dated the date of its authentication and shall bear interest from the date specified on the face of such Note. Accrued interest on the Notes shall be computed on the basis of a 360-day year composed of twelve 30-day months and, for partial months, on the basis of actual days elapsed over a 30-day month. The Company shall pay cash amounts in money of the United States that at the time of payment is legal tender for payment of public and private debts.

(b) The Person in whose name any Note (or its Predecessor Note) is registered on the Note Register at the close of business on any Regular Record Date with respect to any Interest Payment Date shall be entitled to receive the interest payable on such Interest Payment Date. Interest shall be payable at the office or agency of the Company maintained by the Company for such purposes, which shall initially be the office of the Trustee located in Edison, New Jersey or any other office or agency located in the United States of America so designated by the Trustee. The Company shall pay interest (i) on any Physical Notes (A) to Holders holding Physical Notes having an aggregate principal amount of $5,000,000 or less, by check sent to the Holders and (B) to Holders holding Physical Notes having an aggregate principal amount of more than $5,000,000, either by check sent to each such Holder or, upon written application by such a Holder to the Note Registrar not later than the relevant Regular Record Date, by wire transfer in immediately available funds to that Holder’s account within the United States, which application shall remain in effect until the Holder notifies, in writing, the Note Registrar to the contrary or (ii) on any Global Note by wire transfer of immediately available funds to the account of the Depositary or its nominee.

(c) Any Defaulted Amounts shall forthwith cease to be payable to the Holder on the relevant payment date but shall accrue interest per annum at the rate borne by the Notes, subject to the enforceability thereof under applicable law, from, and including, such relevant payment date, and such Defaulted Amounts together with such interest thereon shall be paid by the Company, at its election in each case, as provided in clause (i) or (ii) below:

(i)        The Company may elect to make payment of any Defaulted Amounts to the Persons in whose names the Notes (or their respective Predecessor Notes) are registered at the close of business on a special record date for the payment of such Defaulted Amounts, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of the Defaulted Amounts proposed to be paid on each Note and the date of the proposed payment (which shall be not less than 25 days after the receipt by the Trustee of such notice, unless the Trustee shall consent to an earlier date), and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount to be paid in respect of such Defaulted Amounts or shall make arrangements satisfactory to the Trustee for such deposit on or prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Amounts as in this clause provided. Thereupon the Company shall fix a special record date for the payment of such Defaulted Amounts which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment, and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Company shall promptly notify the Trustee in writing of such special record date and the Trustee, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Amounts and the special record date therefor to be delivered to each Holder at its address as it appears in the Note Register, or by electronic means to the Depositary in the case of Global Notes, not less than 10 days prior to such special record date. Notice of the proposed payment of such Defaulted Amounts and the special record date therefor having been so delivered, such Defaulted Amounts shall be paid to the Persons in whose names the Notes (or their respective Predecessor Notes) are registered at the close of business on such special record date and shall no longer be payable pursuant to the following clause (ii) of this Section 2.03(c).

(ii)        The Company may make payment of any Defaulted Amounts in any other lawful manner not inconsistent with the requirements of any securities exchange or automated quotation system on which the Notes may be listed or designated for issuance, and upon such notice as may be required by such exchange or automated quotation system, if, after written notice given by the Company to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.

Section 2.04       Execution, Authentication and Delivery of Notes. The Notes shall be signed in the name and on behalf of the Company by the manual or facsimile signature of one of its Officers.

At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Notes executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Notes, and the Trustee in accordance with such Company Order shall authenticate and deliver such Notes. The Trustee shall also receive an Opinion of Counsel as to the enforceability of the Indenture and the Notes.

Only such Notes as shall bear thereon a certificate of authentication substantially in the form set forth on the form of Note attached as Exhibit A to this Indenture, executed manually by an authorized signatory of the Trustee (or an authenticating agent appointed by the Trustee as provided by Section 17.10), shall be entitled to the benefits of this Indenture or be valid or obligatory for any purpose. Such certificate of the Trustee (or such an authenticating agent) upon any Note executed by the Company shall be conclusive evidence that the Note so authenticated has been duly authenticated and delivered under this Indenture and that the Holder is entitled to the benefits of this Indenture.

In case any Officer of the Company who shall have signed any of the Notes shall cease to be such Officer before the Notes so signed shall have been authenticated and delivered by the Trustee, or disposed of by the Company, such Notes nevertheless may be authenticated and delivered or disposed of as though the Person who signed such Notes had not ceased to be such Officer of the Company; and any Note may be signed on behalf of the Company by such persons as, at the actual date of the execution of such Note, shall be the Officers of the Company, although at the date of the execution of this Indenture any such Person was not such an Officer.

Section 2.05       Exchange and Registration of Transfer of Notes; Restrictions on Transfer; Depositary. (a) The Company shall cause to be kept at the Corporate Trust Office a register (the register maintained in such office or in any other office or agency of the Company designated pursuant to Section 4.02, the “Note Register”) in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Notes and of transfers of Notes. Such register shall be in written form or in any form capable of being converted into written form within a reasonable period of time. The Trustee is hereby initially appointed the “Note Registrar” for the purpose of registering Notes and transfers of Notes as provided in this Indenture. The Company may appoint one or more co-Note Registrars in accordance with Section 4.02.

Upon surrender for registration of transfer of any Note to the Note Registrar or any co-Note Registrar, and satisfaction of the requirements for such transfer set forth in this Section 2.05, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Notes of any authorized denominations and of a like aggregate principal amount and bearing such restrictive legends as may be required by this Indenture.

Notes may be exchanged for other Notes of any authorized denominations and of a like aggregate principal amount, upon surrender of the Notes to be exchanged at any such office or agency maintained by the Company pursuant to Section 4.02. Whenever any Notes are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Notes that the Holder making the exchange is entitled to receive, bearing registration numbers not contemporaneously outstanding.

All Notes presented or surrendered for registration of transfer or for exchange or repurchase shall (if so required by the Company, the Trustee, the Note Registrar or any co-Note Registrar) be duly endorsed, or be accompanied by a written instrument or instruments of transfer in form satisfactory to the Company and duly executed, by the Holder thereof or its attorney-in-fact duly authorized in writing.

No service charge shall be imposed on a Holder by the Company, the Trustee, the Note Registrar, any co-Note Registrar or the Paying Agent for any exchange or registration of transfer of Notes, but the Company may require a Holder to pay a sum sufficient to cover any documentary, stamp or similar issue or transfer tax required in connection therewith as a result of the name of the Holder of new Notes issued upon such exchange or registration of transfer being different from the name of the Holder of the old Notes surrendered for exchange or registration of transfer.

None of the Company, the Trustee, the Note Registrar or any co-Note Registrar shall be required to exchange (other than any Notes surrendered for exchange pursuant to Article XIV) or register a transfer of (i) any Notes surrendered for exchange pursuant to Article XIV or, if a portion of any Note is surrendered for exchange pursuant to Article XIV, such portion thereof surrendered for exchange pursuant to Article XIV, (ii) any Notes, or a portion of any Note, surrendered for repurchase (and not withdrawn) in accordance with Article XV or (iii) any Notes selected for redemption in accordance with Article XVI, except the unredeemed portion of any Note being redeemed in part.

All Notes issued upon any registration of transfer or exchange of Notes in accordance with this Indenture shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture as the Notes surrendered upon such registration of transfer or exchange.

So long as the Notes are eligible for book-entry settlement with the Depositary, unless otherwise required by law, subject to the fourth paragraph from the end of this Section 2.05(a), all Notes shall be represented by one or more Notes in global form (each, a “Global Note”) registered in the name of the Depositary or the nominee of the Depositary. The transfer and exchange of beneficial interests in a Global Note that does not involve the issuance of a Physical Note shall be effected through the Depositary (but not the Trustee) in accordance with this Indenture (including the restrictions on transfer set forth in this Indenture) and the procedures of the Depositary therefor.

Every Note that bears or is required under this Section 2.05(a) to bear the legend set forth in this Section 2.05(a) (together with any Common Stock issued upon exchange of the Notes that is required to bear the legend set forth in Section 2.05(b), collectively, the “Restricted Securities”) shall be subject to the restrictions on transfer set forth in this Section 2.05(a) (including those contained in the legend set forth below) or Section 2.05(b) (including the legend set forth therein), as applicable, unless such restrictions on transfer shall be eliminated or otherwise waived by written consent of the Company, and the Holder of each such Restricted Security, by such Holder’s acceptance thereof, agrees to be bound by all such restrictions on transfer. As used in this Section 2.05(a) and Section 2.05(b), the term “transfer” encompasses any sale, pledge, transfer or other disposition whatsoever of any Restricted Security.

Any certificate evidencing a Note (and all securities issued in exchange therefor or substitution thereof, other than Common Stock, if any, issued upon exchange thereof, which shall bear the legend set forth in Section 2.05(b), if applicable) shall bear a legend (any such legend or similar legend, a “Restricted Note Legend”) in substantially the following form (unless such Notes have been transferred pursuant to a registration statement that has become or been declared effective under the Securities Act and that continues to be effective at the time of such transfer, or sold pursuant to the exemption from registration provided by Rule 144 or any similar provision then in force under the Securities Act, or unless otherwise agreed by the Company in writing, with notice thereof to the Trustee):

THIS SECURITY AND THE COMMON STOCK, IF ANY, ISSUABLE UPON EXCHANGE OF THIS SECURITY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE ACQUIRER AGREES FOR THE BENEFIT OF COMPOSECURE HOLDINGS, L.L.C. (THE “COMPANY”) THAT IT WILL NOT OFFER, SELL, PLEDGE OR OTHERWISE TRANSFER THIS SECURITY OR ANY BENEFICIAL INTEREST HEREIN, EXCEPT:

(A)       TO COMPOSECURE, INC., THE COMPANY OR ANY SUBSIDIARY THEREOF, OR

(B)        PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BECOME EFFECTIVE UNDER THE SECURITIES ACT, OR

(C)        TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, OR

(D)        PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, OR

(E)         PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT OR ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

PRIOR TO THE REGISTRATION OF ANY TRANSFER IN ACCORDANCE WITH CLAUSE (E) ABOVE, THE COMPANY AND THE TRUSTEE RESERVE THE RIGHT TO REQUIRE THE DELIVERY OF SUCH LEGAL OPINIONS, CERTIFICATIONS OR OTHER EVIDENCE AS MAY REASONABLY BE REQUIRED IN ORDER TO DETERMINE THAT THE PROPOSED TRANSFER IS BEING MADE IN COMPLIANCE WITH THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS. NO REPRESENTATION IS MADE AS TO THE AVAILABILITY OF ANY EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

No transfer of any Note required to bear the legend above will be registered by the Note Registrar unless the applicable box on the Form of Assignment and Transfer has been checked.

Any Note (or security issued in exchange or substitution therefor) (i) as to which such restrictions on transfer shall have expired in accordance with their terms, (ii) that has been transferred pursuant to a registration statement that has become effective or been declared effective under the Securities Act and that continues to be effective at the time of such transfer or (iii) that has been sold pursuant to the exemption from registration provided by Rule 144 or any similar provision then in force under the Securities Act, may, upon surrender of such Note for exchange to the Note Registrar in accordance with the provisions of this Section 2.05, be exchanged for a new Note or Notes, of like tenor and aggregate principal amount, which shall not bear the Restricted Note Legend required by this Section 2.05(a) and shall not be assigned a restricted CUSIP number; and (y) the Company shall be entitled to instruct the Trustee in writing to so surrender any Global Note as to which any of the conditions set forth in clauses (i) through (iii) of the immediately preceding sentence have been satisfied, and, upon such instruction, the Trustee shall so surrender such Global Note for exchange; and any new Global Note so exchanged therefor shall not bear the Restricted Note Legend specified in this Section 2.05(a) and shall not be assigned a restricted CUSIP number. The Company shall promptly notify the Trustee after a registration statement, if any, with respect to the Notes or any Common Stock issued upon exchange of the Notes has been declared effective under the Securities Act.

Notwithstanding any other provisions of this Indenture (other than the provisions set forth in this Section 2.05(a)), a Global Note may not be transferred as a whole or in part except (i) by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary and (ii) for transfers of portions of a Global Note in certificated form made upon request of a member of, or a participant in, the Depositary (for itself or on behalf of a beneficial owner) by written notice given to the Trustee by or on behalf of the Depositary in accordance with customary procedures of the Depositary and in compliance with this Section 2.05(a).

The Depositary shall be a clearing agency registered under the Exchange Act. The Company initially appoints The Depository Trust Company to act as Depositary with respect to each Global Note. Initially, each Global Note shall be issued to the Depositary, registered in the name of Cede & Co., as the nominee of the Depositary, and deposited with the Trustee as custodian for Cede & Co.

If (i) the Depositary notifies the Company at any time that the Depositary is unwilling or unable to continue as depositary for the Global Notes and a successor depositary is not appointed within 90 days, (ii) the Depositary ceases to be registered as a clearing agency under the Exchange Act and a successor depositary is not appointed within 90 days or (iii) an Event of Default with respect to the Notes has occurred and is continuing and a beneficial owner of any Note requests that its beneficial interest therein be issued as a Physical Note, the Company shall execute, and the Trustee, upon receipt of an Officer’s Certificate, an Opinion of Counsel, and a Company Order for the authentication and delivery of Notes, shall authenticate and deliver (x) in the case of clause (iii), a Physical Note to such beneficial owner in a principal amount equal to the principal amount of such Note corresponding to such beneficial owner’s beneficial interest and (y) in the case of clause (i) or (ii), Physical Notes to each beneficial owner of the related Global Notes (or a portion thereof) in an aggregate principal amount equal to the aggregate principal amount of such Global Notes in exchange for such Global Notes, and upon delivery of the Global Notes to the Trustee such Global Notes shall be canceled.

Physical Notes issued in exchange for all or a part of the Global Note pursuant to this Section 2.05(a) shall be registered in such names and in such authorized denominations as the Depositary, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee. Upon execution and authentication, the Trustee shall deliver such Physical Notes to the Persons in whose names such Physical Notes are so registered.

At such time as all interests in a Global Note have been exchanged for Common Stock and cash in lieu of fractional shares, if applicable, canceled, redeemed, repurchased or transferred, such Global Note shall be, upon receipt thereof, canceled by the Trustee in accordance with standing procedures and existing instructions between the Depositary and the Trustee. At any time prior to such cancellation, if any interest in a Global Note is exchanged for Physical Notes, exchanged for Common Stock and cash in lieu of fractional shares, if applicable, canceled, redeemed, repurchased or transferred to a transferee who receives Physical Notes therefor or any Physical Note is exchanged or transferred for part of such Global Note, the principal amount of such Global Note shall, in accordance with the standing procedures and instructions existing between the Depositary and the Trustee, be appropriately reduced or increased, as the case may be, and an endorsement shall be made on such Global Note by the Trustee to reflect such reduction or increase.

None of the Parent, the Company, the Trustee or any agent of the Parent, the Company or the Trustee shall have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests of a Global Note or maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

(b) Any stock certificate representing Common Stock issued upon exchange of a Note shall bear a legend in substantially the following form (unless such Common Stock has been transferred pursuant to a registration statement that has become or been declared effective under the Securities Act and that continues to be effective at the time of such transfer, or sold or pursuant to the exemption from registration provided by Rule 144 or any similar provision then in force under the Securities Act, or unless otherwise agreed by the Company with written notice thereof to the Trustee and any transfer agent for the Common Stock):

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE ACQUIRER AGREES FOR THE BENEFIT OF CompoSecure, Inc. (THE “ISSUER”) THAT IT WILL NOT OFFER, SELL, PLEDGE OR OTHERWISE TRANSFER THIS SECURITY OR ANY BENEFICIAL INTEREST HEREIN, EXCEPT:

(A)        TO ISSUER, COMPOSECURE HOLDINGS, L.L.C. OR ANY SUBSIDIARY THEREOF, OR

(B)        PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BECOME EFFECTIVE UNDER THE SECURITIES ACT, OR

(C)        PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, OR

(D)        PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT OR ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

PRIOR TO THE REGISTRATION OF ANY TRANSFER IN ACCORDANCE WITH CLAUSE (D) ABOVE, THE ISSUER AND THE TRANSFER AGENT FOR THE ISSUER’S COMMON STOCK RESERVE THE RIGHT TO REQUIRE THE DELIVERY OF SUCH CERTIFICATIONS OR OTHER EVIDENCE AS MAY REASONABLY BE REQUIRED IN ORDER TO DETERMINE THAT THE PROPOSED TRANSFER IS BEING MADE IN COMPLIANCE WITH THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS. NO REPRESENTATION IS MADE AS TO THE AVAILABILITY OF ANY EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

Any such Common Stock (i) as to which such restrictions on transfer shall have expired in accordance with their terms, (ii) that has been transferred pursuant to a registration statement that has become or been declared effective under the Securities Act and that continues to be effective at the time of such transfer or (iii) that has been sold pursuant to the exemption from registration provided by Rule 144 or any similar provision then in force under the Securities Act, upon surrender of the certificates representing such shares of Common Stock for exchange in accordance with the procedures of the transfer agent for the Common Stock, be exchanged for a new certificate or certificates for a like aggregate number of shares of Common Stock, which shall not bear the restrictive legend required by this Section 2.05(b).

(c) Notwithstanding anything else contained in this Section 2.05, any Note that is repurchased or owned by any Affiliate of the Company (or any Person who was an Affiliate of the Company at any time during the three months immediately preceding) may not be resold by such Affiliate (or such Person, as the case may be) unless registered under the Securities Act or resold pursuant to an exemption from the registration requirements of the Securities Act in a transaction that results in such Note no longer being a “restricted security” (as defined under Rule 144 under the Securities Act). The Company shall cause any Note that is repurchased or owned by it to be surrendered to the Trustee for cancellation in accordance with Section 2.09.

Section 2.06       [Reserved].

Section 2.07       Mutilated, Destroyed, Lost or Stolen Notes. In case any Note shall become mutilated or be destroyed, lost or stolen, the Company in its discretion may execute, and upon receipt of a Company Order, the Trustee or an authenticating agent appointed by the Trustee shall authenticate and deliver, a new Note, bearing a registration number not contemporaneously outstanding, in exchange and substitution for the mutilated Note, or in lieu of and in substitution for the Note so destroyed, lost or stolen. In every case the applicant for a substituted Note shall furnish to the Company, to the Trustee and, if applicable, to such authenticating agent such security or indemnity as may be required by them to save each of them harmless from any loss, liability, cost or expense caused by or connected with such substitution, and, in every case of destruction, loss or theft, the applicant shall also furnish to the Company, to the Trustee and, if applicable, to such authenticating agent evidence to their satisfaction of the destruction, loss or theft of such Note and of the ownership thereof.

The Trustee or such authenticating agent may authenticate any such substituted Note and deliver the same upon the receipt of such security or indemnity as the Trustee, the Company and, if applicable, such authenticating agent may require. No service charge shall be imposed by the Company, the Trustee, the Note Registrar, any co-Note Registrar or the Paying Agent upon the issuance of any substitute Note, but the Company may require a Holder to pay a sum sufficient to cover any documentary, stamp or similar issue or transfer tax required in connection therewith as a result of the name of the Holder of the new substitute Note being different from the name of the Holder of the old Note that became mutilated or was destroyed, lost or stolen. In case any Note that has matured or is about to mature or has been surrendered for required repurchase or is about to be converted in accordance with Article XIV shall become mutilated or be destroyed, lost or stolen, the Company may, in its sole discretion, instead of issuing a substitute Note, pay or authorize the payment of or convert or authorize the conversion of the same (without surrender thereof except in the case of a mutilated Note), as the case may be, if the applicant for such payment or conversion shall furnish to the Company, to the Trustee, to the Exchange Agent, to the Paying Agent and, if applicable, to such authenticating agent such security or indemnity as may be required by them to save each of them harmless for any loss, liability, cost or expense caused by or connected with such substitution, and, in every case of destruction, loss or theft, evidence satisfactory to the Company, the Trustee and, if applicable, any Paying Agent or Exchange Agent of the destruction, loss or theft of such Note and of the ownership thereof.

Every substitute Note issued pursuant to the provisions of this Section 2.07 by virtue of the fact that any Note is destroyed, lost or stolen shall constitute an additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Note shall be found at any time, and shall be entitled to all the benefits of (but shall be subject to all the limitations set forth in) this Indenture equally and proportionately with any and all other Notes duly issued under this Indenture. To the extent permitted by law, all Notes shall be held and owned upon the express condition that the foregoing provisions are exclusive with respect to the replacement, payment, exchange, redemption or repurchase of mutilated, destroyed, lost or stolen Notes and shall preclude any and all other rights or remedies notwithstanding any law or statute existing or hereafter enacted to the contrary with respect to the replacement, payment, exchange, redemption or repurchase of negotiable instruments or other securities without their surrender.

Section 2.08       Temporary Notes. Pending the preparation of Physical Notes, the Company may execute and the Trustee or an authenticating agent appointed by the Trustee shall, upon receipt of a Company Order, authenticate and deliver temporary Notes (printed or lithographed). Temporary Notes shall be issuable in any authorized denomination, and substantially in the form of the Physical Notes but with such omissions, insertions and variations as may be appropriate for temporary Notes, all as may be determined by the Company. Every such temporary Note shall be executed by the Company and authenticated by the Trustee or such authenticating agent upon the same conditions and in substantially the same manner, and with the same effect, as the Physical Notes. Without unreasonable delay, the Company shall execute and deliver to the Trustee or such authenticating agent Physical Notes (other than any Global Note) and thereupon any or all temporary Notes (other than any Global Note) may be surrendered in exchange therefor, at each office or agency maintained by the Company pursuant to Section 4.02 and the Trustee or such authenticating agent shall authenticate and deliver in exchange for such temporary Notes an equal aggregate principal amount of Physical Notes. Such exchange shall be made by the Company at its own expense and without any charge therefor. Until so exchanged, the temporary Notes shall in all respects be entitled to the same benefits and subject to the same limitations under this Indenture as Physical Notes authenticated and delivered under this Indenture.

Section 2.09       Cancellation of Notes Paid, Converted, Etc. The Parent and the Company shall cause all Notes surrendered for the purpose of payment, repurchase, redemption, registration of transfer or exchange, if surrendered to any Person other than the Trustee (including any of the Company’s agents, Subsidiaries or Affiliates), to be surrendered to the Trustee for cancellation; provided that any notes acquired by the Parent in exchange for Common Stock pursuant to Article XIV may be transferred by the Parent to the Company for cancellation. All Notes delivered to the Trustee shall be canceled promptly by it, and no Notes shall be authenticated in exchange therefor except as expressly permitted by any of the provisions of this Indenture. The Trustee shall dispose of canceled Notes in accordance with its customary procedures and, after such disposition, shall deliver a certificate of such disposition to the Company, at the Company’s written request in a Company Order. If the Parent or the Company shall acquire any of the Notes, such acquisition shall not operate as a repurchase or satisfaction of the indebtedness represented by such Notes unless and until the same are delivered to the Trustee for cancellation. The Company may not issue new Notes to replace Notes that they have been exchanged for Common Stock and, if applicable, cash in lieu of fractional shares, redeemed pursuant to Article XVI or purchased by Parent, the Company or any of its Subsidiaries.

Section 2.10       CUSIP Numbers. The Company in issuing the Notes may use “CUSIP” numbers (if then generally in use), and, if so, the Trustee shall use “CUSIP” numbers in all notices issued to Holders as a convenience to such Holders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Notes or on such notice and that reliance may be placed only on the other identification numbers printed on the Notes. The Company shall promptly notify the Trustee in writing of any change in the “CUSIP” numbers.

Section 2.11       No Additional Notes; Repurchases. Other than as contemplated by Section 2.05, 2.07 or 2.08, the Company may not, without the consent of each Holder pursuant to Section 10.02, reopen this Indenture and issue additional Notes under this Indenture. Nothing in this Indenture or the Notes shall prohibit or limit the right of the Parent, the Company or any Affiliate of the Parent or the Company to repurchase the Notes from time to time at any price in open market purchases or private transactions at negotiated prices, by private or public tender or exchange offer or otherwise, including cash-settled swaps or cash-settled derivatives, in each case without any notice to or consent by the Holders. The Company shall cause any Notes repurchased in the open market or otherwise, whether by the Parent, the Company or any of their respective Subsidiaries or through a private or public tender or exchange offer or through counterparties to private agreements (other than Notes effectively repurchased pursuant to cash-settled swaps or other cash-settled derivatives) to be surrendered to the Trustee for cancellation in accordance with Section 2.09.

Article III
SATISFACTION AND DISCHARGE

Section 3.01       Satisfaction and Discharge. This Indenture shall upon request of the Parent and the Company contained in an Officer’s Certificate cease to be of further effect, and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when (a) (i) all Notes theretofore authenticated and delivered (other than (x) Notes which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 2.07 and (y) Notes for whose payment money has theretofore been deposited in trust or segregated and held in trust for the benefit of the Holders and thereafter repaid to the Company or discharged from such trust, as provided in Section 4.04(d)) have been delivered to the Trustee for cancellation; or (ii) the Parent and the Company, as applicable, have deposited with the Trustee or delivered to Holders, as applicable, after the Notes have become due and payable, whether on the Maturity Date, any Redemption Date, any Fundamental Change Repurchase Date, upon exchange pursuant to Article XIV or otherwise, cash or cash and shares of Common Stock or other Reference Property (if applicable), if any (solely to satisfy the Parent’s Exchange Obligation, if applicable) sufficient to pay all of the outstanding Notes and all other sums due and payable under this Indenture by the Parent and the Company; and (b) the Parent and the Company have delivered to the Trustee an Officer’s Certificate and an Opinion of Counsel, each stating that all conditions precedent in this Indenture provided for relating to the satisfaction and discharge of this Indenture have been complied with. Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 7.06 shall survive.

Article IV
PARTICULAR COVENANTS OF THE COMPANY

Section 4.01     Payment of Principal and Interest. The Company covenants and agrees that it will cause to be paid the principal (including the Fundamental Change Repurchase Price and the Redemption Price, if applicable) of, and accrued and unpaid interest (including any Redemption Make-Whole Amount) on, each of the Notes at the places, at the respective times and in the manner provided in this Indenture and in the Notes.

Section 4.02     Maintenance of Office or Agency. The Parent and the Company will maintain in the contiguous United States (which may be an office of the Trustee or an affiliate of the Trustee), an office or agency where the Notes may be surrendered for registration of transfer or exchange or for presentation for payment or repurchase (“Paying Agent”) or for exchange pursuant to Article XIV (“Exchange Agent”) and where notices and demands to or upon the Parent or the Company in respect of the Notes and this Indenture may be served. The Parent and the Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Parent or the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office, as a place where Notes may be presented for payment or for registration of transfer.

The Company may also from time to time designate as co-Note Registrars one or more other offices or agencies where the Notes may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in the United States of America for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency. The terms “Paying Agent” and “Exchange Agent” include any such additional or other offices or agencies, as applicable.

The Parent and the Company hereby initially designate the Trustee as the Paying Agent, Note Registrar and Exchange Agent and the Corporate Trust Office as the office or agency in the United States of America where Notes may be surrendered for registration of transfer or exchange or for presentation for payment or repurchase or for exchange pursuant to Article XIV and where notices and demands to or upon the Parent or the Company in respect of the Notes and this Indenture may be served.

Section 4.03     Appointments to Fill Vacancies in Trustee’s Office. The Company, whenever necessary to avoid or fill a vacancy in the office of Trustee, will appoint, in the manner provided in Section 7.09, a Trustee, so that there shall at all times be a Trustee under this Indenture.

Section 4.04    Provisions as to Paying Agent. (a) If the Company shall appoint a Paying Agent other than the Trustee, the Company will cause such Paying Agent to execute and deliver to the Trustee an instrument in which such agent shall agree with the Trustee, subject to the provisions of this Section 4.04:

(i)     that it will hold all sums held by it as such agent for the payment of the principal (including the Fundamental Change Repurchase Price and the Redemption Price, if applicable) and premium, if any, of, and accrued and unpaid interest (including any Redemption Make-Whole Amount) on, the Notes in trust for the benefit of the Holders of the Notes;

(ii)    that it will give the Trustee prompt notice of any failure by the Company to make any payment of the principal (including the Fundamental Change Repurchase Price and the Redemption Price, if applicable) and premium, if any, of, and accrued and unpaid interest (including any Redemption Make-Whole Amount) on, the Notes when the same shall be due and payable; and

(iii)   that at any time during the continuance of an Event of Default, upon request of the Trustee, it will forthwith pay to the Trustee all sums so held in trust.

The Company shall, on or before each due date of the principal (including the Fundamental Change Repurchase Price and the Redemption Price, if applicable) and premium, if any, of, and accrued and unpaid interest (including any Redemption Make-Whole Amount) on, the Notes, deposit with the Paying Agent a sum sufficient to pay such principal (including the Fundamental Change Repurchase Price and the Redemption Price, if applicable) and premium, if any, of, and accrued and unpaid interest (including any Redemption Make-Whole Amount), and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of any failure to take such action; provided that if such deposit is made on the due date, such deposit must be made in immediately available funds and received by the Paying Agent by 11:00 a.m., New York City time, on such date.

(b)  If the Company shall act as its own Paying Agent, it will, on or before each due date of the principal (including the Fundamental Change Repurchase Price and the Redemption Price, if applicable) and premium, if any, of, and accrued and unpaid interest (including any Redemption Make-Whole Amount) on, the Notes, set aside, segregate and hold in trust for the benefit of the Holders of the Notes a sum sufficient to pay such principal (including the Fundamental Change Repurchase Price and the Redemption Price, if applicable) and premium, if any, of, and accrued and unpaid interest (including any Redemption Make-Whole Amount) so becoming due and will promptly notify the Trustee in writing of any failure to take such action and of any failure by the Company to make any payment of the principal (including the Fundamental Change Repurchase Price and the Redemption Price, if applicable) and premium, if any, of, and accrued and unpaid interest (including any Redemption Make-Whole Amount) on, the Notes when the same shall become due and payable.

(c)   Anything in this Section 4.04 to the contrary notwithstanding, the Company may, at any time, for the purpose of obtaining a satisfaction and discharge of this Indenture, or for any other reason, pay, cause to be paid or deliver to the Trustee all sums or amounts held in trust by the Company or any Paying Agent under this Indenture as required by this Section 4.04, such sums or amounts to be held by the Trustee upon the trusts contained in this Indenture and upon such payment or delivery by the Company or any Paying Agent to the Trustee, the Company or such Paying Agent shall be released from all further liability but only with respect to such sums or amounts.

(d)  Any money or property deposited with the Trustee, Exchange Agent or any Paying Agent, or then held by the Company, in trust for the payment of the principal (including the Fundamental Change Repurchase Price and the Redemption Price, if applicable) and premium, if any, of, and accrued and unpaid interest (including any Redemption Make-Whole Amount) on and the consideration due upon exchange of any Note for shares of Common Stock and remaining unclaimed for two years after such principal (including the Fundamental Change Repurchase Price and the Redemption Price, if applicable), premium, interest (including any Redemption Make-Whole Amount) or consideration due upon exchange of any Note for Common Stock has become due and payable shall be paid to the Company on request of the Company contained in an Officer’s Certificate, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Note shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money and property, and all liability of the Company as trustee thereof, shall thereupon cease.

Section 4.05     Existence. Subject to Article XI, each of the Parent and the Company shall do or cause to be done all things necessary to preserve and keep in full force and effect its corporate or limited liability company existence, respectively.

Section 4.06     Rule 144A Information Requirement and Annual Reports. (a) Whether or not required by the Commission, so long as any Notes are outstanding, the Company will furnish to the Holders of Notes, no later than fifteen days after the time periods specified in the Commission’s rules and regulations for a company subject to reporting under Section 13(a) or 15(d) of the Exchange Act (and, during any period in which the both of the Company and the Parent (or any other Person of which the Company is a Subsidiary) are not required to file reports with the Commission, within 15 days after the time periods specified in the Commission’s rules and regulations applicable to filings made by a “large-accelerated filer”):

(i)     all quarterly and annual financial information that would be required to be contained in a filing with the Commission on Forms 10-Q and 10-K if the Company were required to file such forms, including a “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and, with respect to the annual information only, a report on the annual financial statements by the Company’s certified independent accountants; and

(ii)    all current reports that would be required to be filed with the SEC on Form 8-K if the Company were required to file such reports.

provided that such reports referenced in clauses (i) and (ii) above shall not be required to contain the separate financial information for any non-consolidated entity that would be required by Rule 3-09, Rule 3-10 or Rule 3-16 of Regulation S-X under the Securities Act. Notwithstanding the foregoing, if permitted by the Commission, the Company may satisfy its obligation to furnish the reports described above by providing reports filed by the Parent.

(b)  Whether or not required by the Commission, the Company will file a copy of all of the information and reports referred to in Section 4.06(a) with the Commission for public availability no later than fifteen days after the time periods specified in the Commission’s rules and regulations for a company that is a “large accelerated filer” which is subject to reporting under Section 13(a) or 15(d) of the Exchange Act (unless the Commission will not accept such a filing) and make such information available to securities analysts and prospective investors upon request. Notwithstanding the foregoing, to the extent the Company files the information and reports referred to in Section 4.06(a) with the Commission and such information is publicly available on the Internet, the Company shall be deemed to be in compliance with its obligations to furnish such information to the Holders of the Notes and to make such information available to securities analysts and prospective investors; provided, however, that the Trustee shall have no responsibility whatsoever to determine if such filing has occurred.

(c)  The Company will make all such information available to the Trustee and the Holders of the Notes, in each case, by posting such information on its website or Intralinks or any comparable password-protected online datasystem that will require a confidentiality acknowledgement. Notwithstanding the foregoing, to the extent the Company files the information and reports referred to in Section 4.06(a) with the Commission and such information is publicly available on the Internet, the Company shall be deemed to be in compliance with its obligations to furnish such information to the Holders of the Notes and to make such information available to securities analysts and prospective investors; provided, however, that the Trustee shall have no responsibility whatsoever to determine if such filing has occurred.

Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee’s receipt of such shall not constitute actual or constructive notice of any information contained therein, including compliance with any of the covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officer’s Certificates). The Trustee is under no duty to examine such reports, information or documents to ensure compliance with the provisions of this Indenture or to ascertain the correctness or otherwise of the information or statements contained therein. The Trustee is entitled to assume such compliance and correctness unless a Responsible Officer of the Trustee is informed in writing otherwise. The Trustee shall have no responsibility for the filing, timeliness or content of any reports, information or documents. The Trustee shall have no obligation to determine whether or not such reports, information or documents have been filed pursuant to the Commission’s EDGAR filing system (or its successor) or postings to any website have occurred, and the Trustee shall have no duty to participate in or monitor any conference calls.

(d)  To the extent not otherwise satisfied by the provisions of this Section 4.06, the Company shall furnish to Holders, securities analysts and prospective investors, upon their request, any information required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act.

Section 4.07     Stay, Extension and Usury Laws. The Company covenants (to the extent that it may lawfully do so) that it shall not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law or other law that would prohibit or forgive the Company from paying all or any portion of the principal of or interest on the Notes as contemplated in this Indenture, wherever enacted, now or at any time hereafter in force, or that may affect the covenants or the performance of this Indenture; and the Company (to the extent it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not, by resort to any such law, hinder, delay or impede the execution of any power in this Indenture granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

Section 4.08     Compliance Certificate; Statements as to Defaults. The Company shall deliver to the Trustee within 120 days after the end of each fiscal year of the Company (beginning with the fiscal year ending on December 31, 2021) an Officer’s Certificate stating whether the signers thereof have knowledge of any failure by the Company to comply with all conditions and covenants then required to be performed under this Indenture and, if so, specifying each such failure and the nature thereof.

In addition, the Company shall deliver to the Trustee, as soon as possible, and in any event within 30 days after the Company becomes aware of the occurrence of any Event of Default or Default, an Officer’s Certificate setting forth the details of such Event of Default or Default, its status and the action that the Company is taking or proposing to take in respect thereof.

Section 4.09     Additional Guarantors; Prohibition on Certain Subsidiaries. (a) If, after the date of this Indenture, (i) the Parent, the Company or any direct or indirect Subsidiary of either of them forms or acquires any Subsidiary, other than an Excluded Entity, then the Parent or the Company, as applicable, will promptly (and in any event within 15 days) after the date of formation or acquisition cause such Subsidiary to provide a Guarantee hereunder; or (ii) any Subsidiary of the Parent or the Company that is an Excluded Entity ceases to be an Excluded Entity, then the Parent or the Company, as applicable, will promptly (and in any event within 15 days) thereafter cause such Subsidiary to provide a Guarantee hereunder.

(b)  The Parent shall not form or organize any direct or indirect Subsidiary other than (i) direct or indirect Subsidiaries of the Company and (ii) direct or indirect Subsidiaries of the Parent which, at the time of such formation or organization, become Guarantors pursuant to this Section 4.09.

Section 4.10     Registration Rights. (a) The Parent agrees that the Holders from time to time of Registrable Securities are entitled to the benefits of the Registration Rights Agreement. By its acceptance thereof, the Holder of Registrable Securities will have agreed to be bound by the terms of the Registration Rights Agreement relating to the Registrable Securities.

(b)  If any of the following events shall occur (each, a “Registration Default”), then the Company shall pay Additional Interest to the Holders as follows:

(i)    if the Shelf Registration has not been filed with the Commission prior to the Filing Deadline, then commencing on the first calendar day following the Filing Deadline, Additional Interest shall accrue on the aggregate outstanding principal amount of the Notes at a rate of 0.25% per annum for the first 90 calendar days from and including the Registration Default and 0.50% per annum thereafter;

(ii)   if the Shelf Registration Statement has not been declared effective on or prior to the Effectiveness Deadline, then commencing on the day that is the first calendar day following Effectiveness Deadline, Additional Interest shall accrue on the aggregate outstanding principal amount of the Notes at a rate of 0.25% per annum for the first 90 calendar days from and including the Effectiveness Deadline and 0.50% per annum thereafter;

(iii)  if a Shelf Registration Statement has been declared or becomes effective but ceases to be effective or usable for the offer and sale of the Registrable Securities at any time during the Shelf Registration Period, other than in connection with (A) a Deferral Period or (B) as a result of a requirement to file a new Shelf Registration Statement, a post-effective amendment or supplement to the Prospectus to make changes to the information regarding selling securityholders or the plan of distribution provided for therein, and the Parent does not cure the lapse of effectiveness or usability within 10 Business Days (or, if a Deferral Period is then in effect and the proviso regarding the filing of post-effective amendments in Section 2(d) of the Registration Rights Agreement with respect to any Notice and Questionnaire received during such period, within 10 Business Days following the expiration of such Deferral Period or period permitted pursuant to Section 2(d) of the Registration Rights Agreement), then Additional Interest shall accrue on the aggregate outstanding principal amount of the Notes at a rate of 0.25% per annum for the first ninety 90 calendar days from and including the day following such 10th Business Day and 0.50% per annum thereafter;

(iv)  if the Parent through its omission fails to name a Holder as a selling securityholder and such selling securityholder had complied timely with its obligations set forth in the Registration Rights Agreement in a manner to entitle such selling securityholder to be so named in (i) the Shelf Registration Statement at the time it first became effective or (ii) any Prospectus at the later of time of filing thereof or the time the Shelf Registration Statement of which the Prospectus forms a part becomes effective, then Additional Interest shall accrue, on the aggregate outstanding principal amount of the Notes held by such Holder, at a rate of 0.25% per annum for the first 90 calendar days from and including the effective date of such Shelf Registration Statement or the time of filing of such Prospectus, as the case may be, and 0.50% per annum thereafter, until such selling securityholder is so named; or

(v)   if (i) the aggregate duration of Deferral Periods in any period exceeds the number of days permitted in respect of such period pursuant to Section 3(i) of the Registration Rights Agreement or (ii) the Parent declares a Deferral Period for a reason other than those expressly permitted by Section 3(i) of the Registration Rights Agreement, then commencing on the day after the aggregate duration of Deferral Periods in any period exceeds the number of days permitted in respect of such period, Additional Interest shall accrue on the aggregate outstanding principal amount of the Notes at a rate of 0.25% per annum for the first 90 calendar days from and including such date, and 0.50% per annum thereafter;

provided, however, that (1) upon the filing and effectiveness (whether upon such filing or otherwise) of the Shelf Registration Statement (in the case of clause (i)  or (ii) respectively above), (2) upon such time as the Shelf Registration Statement which had ceased to remain effective or usable for resales again becomes effective and usable for resales (in the case of clause (iii) above), (3) upon the time such Holder is permitted to sell its Registrable Securities pursuant to any Shelf Registration Statement and Prospectus in accordance with applicable law (in the case of clause (iv) above), or (4) upon the termination of the Deferral Period referred to in Section 3(i) of the Registration Rights Agreement, Additional Interest shall cease to accrue.

(c)  The Additional Interest that is payable in accordance with Section 4.10(b) shall be in addition to, and not in lieu of, any Additional Interest that may be payable as a result of the Company’s election pursuant to Section 6.03; provided, however, in no event shall Additional Interest accrue under the terms of this Indenture (aggregating any Additional Interest payable pursuant to Section 4.10(b) with any Additional Interest payable pursuant to Section 6.03) at a rate per year in excess of 0.50%, regardless of the number of events or circumstances giving rise to the requirement to pay such Additional Interest. Additional Interest shall not be payable under more than one Registration Default for any given period of time, except that if Additional Interest would be payable because of more than one Registration Default, but at a rate of 0.25% per annum under one Registration Default and at a rate of 0.50% per annum under the other, then the Additional Interest rate shall be the higher rate of 0.50% per annum.

(d)  Additional Interest will be payable in arrears on each Interest Payment Date following accrual in the same manner as regular interest on the Notes; provided, however, that the Exchange Rate shall be increased by 3.00% for each $1,000 principal amount of Notes exchanged at a time when such Registration Default has occurred and is continuing; provided, further, that (i) the foregoing adjustment shall not be applied more than once to the same $1,000 principal amount of Notes and (ii) if a Registration Default occurs after a Holder has exchanged its Notes into shares of Common Stock, such Holder shall not be entitled to any Additional Interest with respect to such Notes that have been exchanged for shares of Common Stock.

(e)   If Additional Interest is payable by the Company pursuant to Section 4.10(b), the Company shall, no later than two Business Days prior to the date on which any such Additional Interest is scheduled to be paid, deliver to the Trustee (with a copy to the Paying Agent) an Officer’s Certificate to that effect stating (i) the amount of such Additional Interest that is payable, (ii) the date on which such Additional Interest is payable, (iii) a direction to the Paying Agent to make payment to the extent the Paying Agent receives funds from the Company to do so, and (iv) a notice to Holders detailing the Additional Interest that is payable and the date on which such payment is to be made. Unless and until a Responsible Officer of the Trustee and Paying Agent receives at the Corporate Trust Office such a certificate, the Trustee and Paying Agent may assume without inquiry that no such Additional Interest is payable. If the Company has paid Additional Interest directly to the Persons entitled to it, the Company shall deliver to the Trustee (with a copy to the Paying Agent) an Officer’s Certificate setting forth the particulars of such payment.

Section 4.11     Prohibition on Certain Affiliate Transactions. (a) The Company will not, and will not permit any of its Subsidiaries to, directly or indirectly, make any payment to, or sell, lease, transfer, impair or otherwise dispose of any of its properties or assets to (including by way of purchase from), or enter into or make or amend any transaction or series of transactions, contract, agreement, understanding, loan, advance or guarantee with, or for the benefit of, the Parent or any of its Subsidiaries (each, an “Affiliate Transaction”) other than:

(i)    transactions between or among the Company and its Subsidiaries;

(ii)   the formation and maintenance of any consolidated group or subgroup for tax, accounting or cash pooling or management purposes in the ordinary course of business or transactions undertaken in good faith for the purpose of improving the consolidated tax efficiency of the Parent or the Company and not for the purpose of circumventing any provision of this Indenture;

(iii)  cash dividend or other distribution, expense reimbursement and loans to the Parent (A) to fund the cost of director and officer insurance of Parent in an amount not to exceed $6,000,000 in the aggregate in any fiscal year of the Company and (B) to fund other operational expenses of the Company and Parent not to exceed $8,000,000 in the aggregate in any fiscal year of the Company;

(iv)  the declaration, and payment within 60 days after the date of declaration thereof, of any dividend, distribution or other payment to Parent (A) made pursuant to Section 8.4 of the Company LLC Agreement and concurrently with other tax distributions pursuant to Section 8.4 of the Company LLC Agreement made to the other members of the Company, (B) that is promptly (and in any case on the same Business Day) used to pay dividends on the Common Stock and for which the Exchange Rate of the Notes is adjusted pursuant to Section 14.05 or (C) made pursuant to the Tax Receivable Agreement.

(v)   issuances of Class A Common Units by the Company to the Parent in response to the issuance of shares of Common Stock by the Parent, which issuances are for the purpose of maintaining the 1:1 parity between Class A Common Units held by the Parent and shares of Common Stock outstanding as required by Section 7.2(f) of the Company LLC Agreement;

(vi)  so long as no Default or Event of Default has occurred and is continuing or would be caused thereby, the repayment of any Indebtedness to the Parent or its Subsidiaries, including any interest thereon; and

(vii) transactions that are expressly permitted by Section 4.11(b).

(b)  The Company will not, and will not permit any of its Subsidiaries to, directly or indirectly, create, incur, issue, assume, enter into a guarantee of or otherwise become directly or indirectly liable, contingently or otherwise, with respect to (collectively, “incur”) any Indebtedness in favor of the Parent or any of its Subsidiaries (other than the Company or any of its Subsidiaries), and the Company will not issue any Disqualified Stock and will not permit any of its Subsidiaries to issue any Disqualified Stock to the Parent or any of its Subsidiaries (other than the Company or any of its Subsidiaries); provided, however, that the Company may incur Subordinated Indebtedness or issue Disqualified Stock, and the Guarantors may incur Subordinated Indebtedness or issue Disqualified Stock, not otherwise permitted by this Section 4.11(b), so long as (i) no Default or Event of Default has occurred and is continuing or would be caused thereby, (ii) the terms of such Subordinated Indebtedness are not materially more favorable to the Parent or its relevant Subsidiary, taken as a whole, than those that would have been obtained in a comparable arms-length transaction with a Person that is not an Affiliate of the Parent or any of its Subsidiaries and (iii) such Subordinated Indebtedness is evidenced by a global intercompany note substantially in the form attached as Exhibit C.

(c)   The Parent will not, and will not permit any of its Subsidiaries (other than the Company or any of its Subsidiaries) to, directly or indirectly, incur any Indebtedness in favor of the Company or any of its Subsidiaries, and the Parent will not issue any Disqualified Stock to the Company or any of its Subsidiaries and will not permit any of its Subsidiaries (other than the Company or any of its Subsidiaries) to issue Disqualified Stock to the Company or any of its Subsidiaries; provided, however, that the Parent may incur Indebtedness or issue Disqualified Stock, and the Guarantors may incur Indebtedness or issue Preferred Stock, not otherwise permitted by this Section 4.11(c), (i) so long as no Default or Event of Default has occurred and is continuing or would be caused thereby and (ii) which constitute Affiliate Transactions permitted by clauses (i) through (vi) of Section 4.11(a).

Section 4.12     Ownership of the Company. So long as any Note is outstanding, the Parent shall be the sole managing member of the Company.

Section 4.13     Further Instruments and Acts. Upon request of the Trustee, the Company will execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purposes of this Indenture.

Section 4.14     Covenants to Take Certain Actions. Before taking any action that would cause an adjustment to the Exchange Rate such that the Exchange Price per share of Common Stock issuable upon exchange of the Notes would be less than the par value of the Common Stock, the Parent shall take all corporate actions that may, in the opinion of its counsel, be necessary so it may validly and legally issue Common Stock at such adjusted Exchange Rate.

Article V
LISTS OF HOLDERS AND REPORTS BY THE COMPANY AND THE TRUSTEE

Section 5.01     Lists of Holders. The Company covenants and agrees that it will furnish or cause to be furnished to the Trustee, semi-annually, not more than 13 days after each June 15 or December 15 in each year beginning with June 15, 2022, and at such other times as the Trustee may request in writing, within 30 days after receipt by the Company of any such request (or such lesser time as the Trustee may reasonably request in order to enable it to timely provide any notice to be provided by it under this Indenture), a list in such form as the Trustee may reasonably require of the names and addresses of the Holders as of a date not more than 15 days (or such other date as the Trustee may reasonably request in order to so provide any such notices) prior to the time such information is furnished, except that no such list need be furnished so long as the Trustee is acting as Note Registrar.

Section 5.02     Preservation and Disclosure of Lists. The Trustee shall preserve, in as current a form as is reasonably practicable, all information as to the names and addresses of the Holders contained in the most recent list furnished to it as provided in Section 5.01 or maintained by the Trustee in its capacity as Note Registrar, if so acting. The Trustee may destroy any list furnished to it as provided in Section 5.01 upon receipt of a new list so furnished.

Article VI
DEFAULTS AND REMEDIES

Section 6.01     Events of Default. Each of the following events shall be an “Event of Default” with respect to the Notes:

(a)  default in any payment of interest on any Note when due and payable, and the default continues for a period of 30 days;

(b)  default in the payment of principal or premium, if any, of any Note when due and payable on the Maturity Date, upon Optional Redemption, upon any required repurchase, upon declaration of acceleration or otherwise;

(c)  subject to the ownership limitations set forth in Section 14.13, failure by the Parent to comply with its obligation to exchange the Notes in accordance with this Indenture upon exercise of a Holder’s exchange right and such failure continues for a period of three Business Days;

(d)  failure by the Company to issue a Fundamental Change Company Notice in accordance with Section 15.01(c) or notice of a Make-Whole Fundamental Change in accordance with Section 14.03(a), in each case when due;

(e)  failure by the Parent or the Company to comply with its obligations under Section 4.09, Section 4.10, Section 4.11 or Article XI;

(f)   failure by the Company for 60 days after written notice from the Trustee or the Holders of at least 25% in principal amount of the Notes then outstanding has been received by the Company to comply with any of its other agreements contained in the Notes or this Indenture;

(g)  default by the Company or any Significant Subsidiary with respect to any mortgage, agreement or other instrument under which there may be outstanding, or by which there may be secured or evidenced, any indebtedness for money borrowed in excess of $10,000,000 (or its foreign currency equivalent) in the aggregate of the Company and/or any such Significant Subsidiary, whether such indebtedness now exists or shall hereafter be created (i) resulting in such indebtedness becoming or being declared due and payable or (ii) constituting a failure to pay the principal or interest of any such debt when due and payable at its stated maturity, upon required repurchase, upon declaration of acceleration or otherwise and such default continues for a period of 30 days without such default having been cured or waived, such acceleration having been rescinded or annulled (if applicable) and such indebtedness not having been paid or discharged, as the case may be;

(h)  the Parent, the Company or any Significant Subsidiary shall commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to the Parent, the Company or any such Significant Subsidiary or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of the Parent, the Company or any such Significant Subsidiary or any substantial part of its property, or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or shall make a general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due;

(i)   an involuntary case or other proceeding shall be commenced against the Parent, the Company or any Significant Subsidiary seeking liquidation, reorganization or other relief with respect to the Parent, the Company or such Significant Subsidiary or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of the Parent, the Company or such Significant Subsidiary or any substantial part of its property, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of 30 consecutive days; or

(j)   any Guarantee ceases to be in full force and effect, other than in accordance with the terms of this Indenture, or any Guarantor denies or disaffirms its obligations under its Guarantee or gives notice to such effect.

Section 6.02     Acceleration: Rescission and Annulment. If one or more Events of Default shall have occurred and be continuing (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body), then, and in each and every such case (other than an Event of Default specified in Section 6.01(h) or Section 6.01(i) with respect to the Parent or the Company), unless the principal of all of the Notes shall have already become due and payable, either the Trustee or the Holders of at least 25% in aggregate principal amount of the Notes then outstanding determined in accordance with Section 8.04, by notice in writing to the Company (and to the Trustee if given by Holders), may declare 100% of the principal and premium, if any, of, and accrued and unpaid interest on, all the Notes to be due and payable immediately, and upon any such declaration, the same shall become and shall automatically be immediately due and payable, anything in this Indenture or in the Notes contained to the contrary notwithstanding. However, if an Event of Default specified in Section 6.01(h) or Section 6.01(i) with respect to the Parent or the Company (and not solely involving one or more Significant Subsidiaries) occurs and is continuing, 100% of the principal and premium, if any, of, and accrued and unpaid interest, if any, on, all Notes shall become and shall automatically be immediately due and payable.

At any time after the principal of the Notes shall have become due and payable, and before any judgment or decree for the payment of the monies due shall have been obtained or entered as provided in this Indenture, the Company shall pay or shall deposit with the Trustee a sum sufficient to pay installments of accrued and unpaid interest upon all Notes and the principal of any and all Notes that shall have become due otherwise than by acceleration (with interest on overdue installments of accrued and unpaid interest to the extent that payment of such interest is enforceable under applicable law, and on such principal at the rate borne by the Notes at such time) and amounts due to the Trustee pursuant to Section 7.06, and if (1) rescission would not conflict with any judgment or decree of a court of competent jurisdiction and (2) any and all existing Events of Default under this Indenture, other than the nonpayment of the principal of, and accrued and unpaid interest, if any, on Notes that shall have become due solely by such acceleration, shall have been cured or waived pursuant to Section 6.09, then and in every such case (except as provided in the immediately succeeding sentence) the Holders of a majority in aggregate principal amount of the Notes then outstanding, by written notice to the Company and to the Trustee, may waive all past Defaults or Events of Default with respect to the Notes and rescind and annul any such acceleration and its consequences, and such Default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured for every purpose of this Indenture (but no such waiver or rescission and annulment shall extend to or shall affect any subsequent Default or Event of Default, or shall impair any right consequent thereon). Notwithstanding anything to the contrary in this Indenture, no such waiver or rescission and annulment shall extend to or shall affect any Default or Event of Default resulting from (i) the nonpayment of the principal or premium, if any, of, or accrued and unpaid interest on, any Notes, (ii) a failure to repurchase any Notes when required (including any Fundamental Change Repurchase Price) (iii) a failure to pay or deliver, as the case may be, the consideration due upon exchange of the Notes pursuant to Article XIV, or (iv) a failure to redeem any Notes when required pursuant to an Optional Redemption or to pay any Redemption Make-Whole Amount in connection with any Optional Redemption.

Section 6.03     Additional Interest. Notwithstanding anything in this Indenture or in the Notes to the contrary, to the extent the Company elects, the sole remedy for an Event of Default relating to the Company’s failure to comply with its obligations as set forth in Section 4.06(a) shall, for the first 180 days after the occurrence of such an Event of Default (and, for the avoidance of doubt, giving effect to the 60-day period set forth in Section 6.01(f)), consist exclusively of the right to receive Additional Interest on the Notes at a rate equal to (i) 0.25% per annum of the principal amount of the Notes outstanding for each day during the first 90 calendar days after the occurrence of such an Event of Default during which such Event of Default is continuing (or, if earlier, the date on which such Event of Default is cured or waived as provided for in this Indenture) and (ii) 0.50% per annum of the principal amount of the Notes outstanding for each day from, and including, the 91st calendar day to, and including, the 180th calendar day after the occurrence of such an Event of Default during which such Event of Default is continuing (or, if earlier, the date on which such Event of Default is cured or waived as provided for in this Indenture). Subject to the last sentence of this Section 6.03, Additional Interest payable pursuant to this Section 6.03 shall be in addition to, not in lieu of, any Additional Interest payable pursuant to Section 4.10(b). If the Company so elects, such Additional Interest shall be payable in the same manner and on the same dates as regular interest on the Notes. On the 181st day after such Event of Default (if the Event of Default relating to the Company’s failure to comply with its obligations as set forth in Section 4.06(a) is not cured or waived prior to such 181st day), the Notes shall be immediately subject to acceleration as provided in Section 6.02. In the event the Company does not elect to pay Additional Interest following an Event of Default in accordance with this Section 6.03 or the Company elected to make such payment but does not pay the Additional Interest when due, the Notes shall be immediately subject to acceleration as provided in Section 6.02.

In order to elect to pay Additional Interest as the sole remedy during the first 180 days after the occurrence of any Event of Default described in the immediately preceding paragraph, the Company must notify all Holders of the Notes, the Trustee and the Paying Agent of such election prior to the occurrence of such Event of Default. Upon the failure to timely give such notice, the Notes shall be immediately subject to acceleration as provided in Section 6.02.

Notwithstanding anything to the contrary in this Indenture or the Notes, in no event shall Additional Interest accrue under the terms of this Indenture (aggregating any Additional Interest payable pursuant to this Section 6.03 with any Additional Interest payable pursuant to Section 4.10(b)) at a rate per year in excess of 0.50%, regardless of the number of events or circumstances giving rise to the requirement to pay such Additional Interest.

Section 6.04     Payments of Notes on Default; Suit Therefor. If an Event of Default described in clause (a) or (b) of Section 6.01 shall have occurred, the Company shall, upon demand of the Trustee, pay to the Trustee, for the benefit of the Holders of the Notes, the whole amount then due and payable on the Notes for principal, premium and interest, if any, with interest on any overdue principal, premium and interest, if any, at the rate borne by the Notes at such time, and, in addition thereto, such further amount as shall be sufficient to cover any amounts due to the Trustee under Section 7.06. If the Company shall fail to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Company or any other obligor upon the Notes and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon the Notes, wherever situated.

In the event there shall be pending proceedings for the bankruptcy or for the reorganization of the Company or any other obligor on the Notes under Title 11 of the United States Code, or any other applicable law, or in case a receiver, assignee or trustee in bankruptcy or reorganization, liquidator, sequestrator or similar official shall have been appointed for or taken possession of the Company or such other obligor, the property of the Company or such other obligor, or in the event of any other judicial proceedings relative to the Company or such other obligor upon the Notes, or to the creditors or property of the Company or such other obligor, the Trustee, irrespective of whether the principal of the Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand pursuant to the provisions of this Section 6.04, shall be entitled and empowered, by intervention in such proceedings or otherwise, to file and prove a claim or claims for the whole amount of principal, premium and accrued and unpaid interest, if any, in respect of the Notes, and, in case of any judicial proceedings, to file such proofs of claim and other papers or documents and to take such other actions as it may deem necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Holders allowed in such judicial proceedings relative to the Company or any other obligor on the Notes, distribute the same after the deduction of any amounts due to the Trustee under Section 7.06; and any receiver, assignee or trustee in bankruptcy or reorganization, liquidator, custodian or similar official is hereby authorized by each of the Holders to make such payments to the Trustee, as administrative expenses, and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for reasonable compensation, expenses, advances and disbursements, including agents and counsel fees, and including any other amounts due to the Trustee under Section 7.06, incurred by it up to the date of such distribution. To the extent that such payment of reasonable compensation, expenses, advances and disbursements out of the estate in any such proceedings shall be denied for any reason, payment of the same shall be secured by a lien on, and shall be paid out of, any and all distributions, dividends, monies, securities and other property that the Holders may be entitled to receive in such proceedings, whether in liquidation or under any plan of reorganization or arrangement or otherwise.

Nothing contained in this Indenture shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting such Holder or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

All rights of action and of asserting claims under this Indenture, or under any of the Notes, may be enforced by the Trustee without the possession of any of the Notes, or the production thereof at any trial or other proceeding relative thereto, and any such suit or proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders.

In any proceedings brought by the Trustee (and in any proceedings involving the interpretation of any provision of this Indenture to which the Trustee shall be a party) the Trustee shall be held to represent all the Holders of the Notes, and it shall not be necessary to make any Holders of the Notes parties to any such proceedings.

In case the Trustee shall have proceeded to enforce any right under this Indenture and such proceedings shall have been discontinued or abandoned because of any waiver pursuant to Section 6.09 or any rescission and annulment pursuant to Section 6.02 or for any other reason or shall have been determined adversely to the Trustee, then and in every such case the Company, the Guarantors, the Holders and the Trustee shall, subject to any determination in such proceeding, be restored respectively to their several positions and rights under this Indenture, and all rights, remedies and powers of the Company, the Holders and the Trustee shall continue as though no such proceeding had been instituted.

Section 6.05     Application of Monies Collected by Trustee. Any monies collected by the Trustee pursuant to this Article VI with respect to the Notes shall be applied in the following order, at the date or dates fixed by the Trustee for the distribution of such monies, upon presentation of the several Notes, and stamping thereon the payment, if only partially paid, and upon surrender thereof, if fully paid:

First, to the payment of all amounts due the Trustee, acting in any capacity hereunder, its agents and attorneys under this Indenture, including payment of all compensation, expenses and liabilities incurred, and all advances made, by the Trustee and the costs and expenses of collection;

Second, in case the principal of the outstanding Notes shall not have become due and be unpaid, to the payment of interest on, and any cash for any fractional shares due upon conversion of, the Notes in default in the order of the date due of the payments of such interest and cash for any fractional shares due upon conversion, as the case may be, with interest (to the extent that such interest has been collected by the Trustee) upon such overdue payments at the rate borne by the Notes at such time, such payments to be made ratably to the Persons entitled thereto;

Third, in case the principal of the outstanding Notes shall have become due, by declaration or otherwise, and be unpaid to the payment of the whole amount (including, if applicable, the payment of the Fundamental Change Repurchase Price, the Redemption Price, the Redemption Make-Whole Amount and any cash for any fractional shares due upon exchange of Notes for Common Stock) then owing and unpaid upon the Notes for principal, premium and interest, if any, with interest on the overdue principal and premium and, to the extent that such interest has been collected by the Trustee, upon overdue installments of interest at the rate borne by the Notes at such time, and in case such monies shall be insufficient to pay in full the whole amounts so due and unpaid upon the Notes, then to the payment of such principal (including, if applicable, the payment of the Fundamental Change Repurchase Price, the Redemption Price, the Redemption Make-Whole Amount and any cash for any fractional shares due upon exchange of Notes for Common Stock) and interest without preference or priority of principal over interest, or of interest over principal or of any installment of interest over any other installment of interest, or of any Note over any other Note, ratably to the aggregate of such principal (including, if applicable, the payment of the Fundamental Change Repurchase Price, the Redemption Price, the Redemption Make-Whole Amount and any cash for any fractional shares due upon exchange of Notes for Common Stock), premium and accrued and unpaid interest; and

Fourth, to the payment of the remainder, if any, to the Company.

Section 6.06     Proceedings by Holders. Except to enforce the right to receive payment of principal (including, if applicable, the Fundamental Change Repurchase Price and the Redemption Price, if applicable), premium or interest (including any Redemption Make-Whole Amount) when due, or the right to receive payment or delivery of the consideration due upon conversion, no Holder shall have any right by virtue of or by availing of any provision of this Indenture to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Indenture or the Notes, or for the appointment of a receiver, trustee, liquidator, custodian or other similar official, or for any other remedy with respect to this Indenture or the Notes, unless:

(a)  such Holder previously shall have given to the Trustee written notice of an Event of Default and of the continuance thereof, as provided in this Indenture;

(b)  Holders of at least 25% in aggregate principal amount of the Notes then outstanding shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee under this Indenture;

(c)  such Holders shall have offered to the Trustee security or indemnity reasonably satisfactory to it against any loss, liability or expense to be incurred therein or thereby;

(d)  the Trustee for 60 days after its receipt of such notice, written request and offer of security or indemnity shall have neglected or refused to institute any such action, suit or proceeding; and

(e)  no direction that, in the opinion of the Trustee, is inconsistent with such written request shall have been given to the Trustee by the Holders of a majority of the aggregate principal amount of the Notes then outstanding within such 60-day period pursuant to Section 6.09, it being understood and intended, and being expressly covenanted by the taker and Holder of every Note with every other taker and Holder and the Trustee that no one or more Holders shall have any right in any manner whatever by virtue of or by availing of any provision of this Indenture to affect, disturb or prejudice the rights of any other Holder, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Indenture, except in the manner provided in this Indenture and for the equal, ratable and common benefit of all Holders (except as otherwise provided in this Indenture). For the protection and enforcement of this Section 6.06, each and every Holder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

Notwithstanding any other provision of this Indenture and any provision of any Note, the right of any Holder to receive payment or delivery, as the case may be, of (x) the principal (including the Fundamental Change Repurchase Price and the Redemption Price, if applicable) and premium, if any, of, (y) accrued and unpaid interest (including any Redemption Make-Whole Amount), if any, on, and (z) the consideration due upon exchange of, such Note, on or after the respective due dates expressed or provided for in such Note or in this Indenture, or to institute suit for the enforcement of any such payment or delivery, as the case may be, on or after such respective dates against the Parent or the Company shall not be impaired or affected without the consent of such Holder.

Section 6.07     Proceedings by Trustee. In case of an Event of Default, the Trustee may in its discretion proceed to protect and enforce the rights vested in it by this Indenture by such appropriate judicial proceedings as are necessary to protect and enforce any of such rights, either by suit in equity or by action at law or by proceeding in bankruptcy or otherwise, whether for the specific enforcement of any covenant or agreement contained in this Indenture or in aid of the exercise of any power granted in this Indenture, or to enforce any other legal or equitable right vested in the Trustee by this Indenture or by law.

Section 6.08     Remedies Cumulative and Continuing. Except as provided in the last paragraph of Section 2.07, all powers and remedies given by this Article VI to the Trustee or to the Holders shall, to the extent permitted by law, be deemed cumulative and not exclusive of any thereof or of any other powers and remedies available to the Trustee or the Holders, by judicial proceedings or otherwise, to enforce the performance or observance of the covenants and agreements contained in this Indenture, and no delay or omission of the Trustee or of any Holder to exercise any right or power accruing upon any Default or Event of Default shall impair any such right or power, or shall be construed to be a waiver of any such Default or Event of Default or any acquiescence therein; and, subject to the provisions of Section 6.06, every power and remedy given by this Article VI or by law to the Trustee or to the Holders may be exercised from time to time, and as often as shall be deemed expedient, by the Trustee or by the Holders.

Section 6.09     Direction of Proceedings and Waiver of Defaults by Majority of Holders. The Holders of a majority of the aggregate principal amount of the Notes at the time outstanding determined in accordance with Section 8.04 shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee with respect to the Notes; provided, however, that (a) such direction shall not be in conflict with any rule of law or with this Indenture, and (b) the Trustee may take any other action deemed proper by the Trustee that is not inconsistent with such direction. The Trustee may refuse to follow any direction that it determines is unduly prejudicial to the rights of any other Holder or that would involve the Trustee in personal liability. The Holders of a majority in aggregate principal amount of the Notes at the time outstanding determined in accordance with Section 8.04 may on behalf of all of the Holders waive any past Default or Event of Default with respect to the Notes and its consequences except (i) a default in the payment of accrued and unpaid interest (including any Redemption Make-Whole Amount), if any, on, or the principal (including any Fundamental Change Repurchase Price or Redemption Price) and premium, if any, of, the Notes when due that has not been cured pursuant to the provisions of Section 6.01, (ii) a failure by the Company to pay or deliver, as the case may be, the consideration due upon conversion of the Notes or (iii) a default in respect of a covenant or provision of this Indenture which under Article X cannot be modified or amended without the consent of each Holder of an outstanding Note affected. Upon any such waiver the Company, the Trustee and the Holders of the Notes shall be restored to their former positions and rights under this Indenture; but no such waiver shall extend to any subsequent or other Default or Event of Default or impair any right consequent thereon. Whenever any Default or Event of Default under this Indenture shall have been waived as permitted by this Section 6.09, said Default or Event of Default shall for all purposes of the Notes and this Indenture be deemed to have been cured and to be not continuing; but no such waiver shall extend to any subsequent or other Default or Event of Default or impair any right consequent thereon.

Section 6.10     Notice of Defaults. The Trustee shall, within 90 days after it receives written notice of the occurrence and continuance of a Default, send to all Holders as the names and addresses of such Holders appear upon the Note Register, or including by electronic means to the Depositary in the case of Global Notes, notice of all such Defaults, unless such Defaults shall have been cured or waived before the giving of such notice; provided that, except in the case of a Default in the payment of the principal (including the Fundamental Change Repurchase Price and the Redemption Price, if applicable) and premium, if any, of, or accrued and unpaid interest (including any Redemption Make-Whole Amount) on, any of the Notes or a Default in the payment or delivery of the consideration due upon conversion, the Trustee shall be protected in withholding such notice if and so long as it in good faith determines that the withholding of such notice is in the interests of the Holders.

Section 6.11     Undertaking to Pay Costs. All parties to this Indenture agree, and each Holder of any Note by its acceptance thereof shall be deemed to have agreed, that any court may, in its discretion, require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit and that such court may in its discretion assess reasonable costs, including reasonable attorneys’ fees and expenses, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; provided that the provisions of this Section 6.11 (to the extent permitted by law) shall not apply to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in principal amount of the Notes at the time outstanding determined in accordance with Section 8.04, or to any suit instituted by any Holder for the enforcement of the payment of the principal and premium, if any, of or accrued and unpaid interest, if any, on any Note (including the Fundamental Change Repurchase Price, the Redemption Price and the Redemption Make-Whole Amount, as applicable) on or after the due date expressed or provided for in such Note or to any suit for the enforcement of the right to convert any Note in accordance with the provisions of Article XIV.

Article VII
CONCERNING THE TRUSTEE

Section 7.01     Duties and Responsibilities of Trustee. The Trustee, prior to the occurrence of an Event of Default and after the curing or waiver of all Events of Default that may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Indenture. If an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in its exercise, as a prudent person would exercise or use under the circumstances in the conduct of such person’s own affairs; provided that if an Event of Default occurs and is continuing, the Trustee will be under no obligation to exercise any of the rights or powers under this Indenture at the request or direction of any of the Holders unless such Holders have offered to the Trustee indemnity or security satisfactory to it against any loss, liability or expense that might be incurred by it in compliance with such request or direction.

No provision of this Indenture shall be construed to relieve the Trustee from liability for its own grossly negligent action, its own grossly negligent failure to act or its own willful misconduct, except that:

(a)  prior to the occurrence of an Event of Default and after the curing or waiving of all Events of Default that may have occurred:

(i)    the duties and obligations of the Trustee shall be determined solely by the express provisions of this Indenture, and the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Indenture and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

(ii)   in the absence of willful misconduct or gross negligence on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but, in the case of any such certificates or opinions that by any provisions of this Indenture are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture (but need not confirm or investigate the accuracy of any mathematical calculations or other facts stated therein);

(b)  the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer or Officers of the Trustee, unless it shall be proved that the Trustee was grossly negligent in ascertaining the pertinent facts;

(c)  the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of not less than a majority of the aggregate principal amount of the Notes at the time outstanding determined as provided in Section 8.04 relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture

(d)  whether or not therein provided, every provision of this Indenture relating to the conduct or affecting the liability of, or affording protection to, the Trustee shall be subject to the provisions of this Section;

(e)  the Trustee shall not be liable in respect of any payment (as to the correctness of amount, entitlement to receive or any other matters relating to payment) or notice effected by the Company or any Paying Agent or any records maintained by any co-Note Registrar with respect to the Notes;

(f)   if any party fails to deliver a notice relating to an event the fact of which, pursuant to this Indenture, requires notice to be sent to the Trustee, the Trustee may conclusively rely on its failure to receive such notice as reason to act as if no such event occurred, unless a Responsible Officer of the Trustee had actual knowledge of such event;

(g)  in the absence of written investment direction from the Company, all cash received by the Trustee shall be placed in a non-interest bearing trust account, and in no event shall the Trustee be liable for the selection of investments or for investment losses incurred thereon or for losses incurred as a result of the liquidation of any such investment prior to its maturity date or the failure of the party directing such investments prior to its maturity date or the failure of the party directing such investment to provide timely written investment direction, and the Trustee shall have no obligation to invest or reinvest any amounts held under this Indenture in the absence of such written investment direction from the Company; and

(h)  in the event that the Trustee is also acting as Note Registrar, Paying Agent, Exchange Agent or transfer agent under this Indenture, the rights and protections afforded to the Trustee pursuant to this Article VII shall also be afforded to such Note Registrar, Paying Agent, Exchange Agent or transfer agent.

None of the provisions contained in this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers.

Section 7.02     Reliance on Documents, Opinions, Etc. Except as otherwise provided in Section 7.01:

(a)  the Trustee may conclusively rely and shall be fully protected in acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, bond, note, coupon or other paper or document believed by it in good faith to be genuine and to have been signed or presented by the proper party or parties;

(b)  any request, direction, order or demand of the Company mentioned in this Indenture shall be sufficiently evidenced by an Officer’s Certificate (unless other evidence in respect thereof be specifically prescribed in this Indenture); and any Board Resolution may be evidenced to the Trustee by a copy thereof certified by the Secretary or an Assistant Secretary of the Company;

(c)  the Trustee may consult with counsel of its selection and require an opinion of counsel and any advice of such counsel or opinion of counsel shall be full and complete authorization and protection in respect of any action taken or omitted by it under this Indenture in good faith and in accordance with such advice or opinion of counsel;

(d)  the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney at the expense of the Company for any reasonable expenses incurred and shall incur no liability of any kind by reason of such inquiry or investigation;

(e)  the Trustee may execute any of the trusts or powers under this Indenture or perform any duties under this Indenture either directly or by or through agents, custodians, nominees or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent, custodian, nominee or attorney appointed by it with due care under this Indenture;

(f)   the permissive rights of the Trustee enumerated in this Indenture shall not be construed as duties;

(g)  in no event shall the Trustee be liable for any special, indirect, consequential or punitive loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Trustee has been advised of the likelihood of such loss or damage and regardless of the form of action;

(h)  the Trustee shall not be charged with knowledge of any Default or Event of Default with respect to the Notes, unless written notice of such Default or Event of Default shall have been given to a Responsible Officer of the Trustee by the Company or by any Holder of the Notes;

(i)   the Trustee may act through its attorneys and agents and will not be responsible for the misconduct or negligence of any agent appointed with due care;

(j)   the Trustee shall have no obligation to undertake any calculation under this Indenture or have any liability for any calculation performed in connection herewith or the transactions contemplated hereunder; and

(k)   the Trustee may request that the Company deliver a certificate setting forth the names of individuals and/or titles of officers authorized at such time to take specified actions pursuant to this Indenture.

Section 7.03         No Responsibility for Recitals, Etc. The recitals contained in this Indenture and in the Notes (except in the Trustee’s certificate of authentication) shall be taken as the statements of the Company, and the Trustee assumes no responsibility for the correctness of the same. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Notes. The Trustee shall not be accountable for the use or application by the Company of any Notes or the proceeds of any Notes authenticated and delivered by the Trustee in conformity with the provisions of this Indenture.

Section 7.04         Trustee, Paying Agents, Exchange Agents or Note Registrar May Own Notes. The Trustee, any Paying Agent, any Exchange Agent or Note Registrar (in each case, other than an Affiliate of the Company), in its individual or any other capacity, may become the owner or pledgee of Notes with the same rights it would have if it were not the Trustee, Paying Agent, Exchange Agent or Note Registrar.

Section 7.05         Monies and Property to Be Held in Trust. All monies and any property received by the Trustee or the Exchange Agent, as applicable, shall, until used or applied as provided in this Indenture, be held in trust for the purposes for which they were received. Money and property held by the Trustee in trust under this Indenture need not be segregated from other funds or property except to the extent required by law. The Trustee or the Exchange Agent, as applicable, shall be under no liability for interest on any money or property received by it under this Indenture except as may be agreed from time to time by the Company and the Trustee or the Exchange Agent, as applicable.

Section 7.06         Compensation and Expenses of Trustee. The Company and the Guarantors, jointly and severally, covenant and agree to pay to the Trustee, in any capacity under this Indenture, from time to time, and the Trustee shall be entitled to, reasonable compensation for all services rendered by it under this Indenture in any capacity (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) as mutually agreed to in writing between the Trustee and the Company, and the Company and the Guarantors, jointly and severally, will pay or reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances reasonably incurred or made by the Trustee in accordance with any of the provisions of this Indenture in any capacity thereunder (including the reasonable compensation and the expenses and disbursements of its agents and counsel and of all Persons not regularly in its employ) except any such expense, disbursement or advance as shall have been caused by its own gross negligence or willful misconduct. The Company and the Guarantors, jointly and severally, also covenant to indemnify the Trustee in any capacity under this Indenture and any other document or transaction entered into in connection herewith and its officers, directors, employees and agents and any authenticating agent for, and to hold them harmless against, any loss, claim, damage, liability or expense incurred without gross negligence or willful misconduct on the part of the Trustee, its officers, directors, agents or employees, or such agent or authenticating agent, as the case may be, (such gross negligence or willful misconduct to be determined by a final, non-appealable decision of a court of competent jurisdiction), and arising out of or in connection with the acceptance or administration of this Indenture or in any other capacity under this Indenture, including the reasonable costs and expenses of enforcing their rights under this Indenture and of defending themselves against any claim of liability in the premises or any other claim in connection with their role as Trustee under this Indenture. The obligations of the Company and the Guarantors under this Section 7.06 to compensate or indemnify the Trustee and to pay or reimburse the Trustee for expenses, disbursements and advances shall be secured by a senior claim to which the Notes are hereby made subordinate on all money or property held or collected by the Trustee, except, subject to the effect of Section 6.05, funds or property held in trust herewith for the benefit of the Holders of particular Notes. The Trustee’s right to receive payment of any amounts due under this Section 7.06 shall not be subordinate to any other liability or indebtedness of the Company. The obligation of the Company and the Guarantors under this Section 7.06 shall survive the satisfaction and discharge of this Indenture and the earlier resignation or removal of the Trustee. The Company need not pay for any settlement made without its consent, which consent shall not be unreasonably withheld. The indemnification provided in this Section 7.06 shall extend to the officers, directors, agents and employees of the Trustee.

Without prejudice to any other rights available to the Trustee under applicable law, when the Trustee and its agents and any authenticating agent incur expenses or render services after an Event of Default specified in Section 6.01(h) or Section 6.01(i) occurs, the expenses and the compensation for the services are intended to constitute expenses of administration under any bankruptcy, insolvency or similar laws.

Section 7.07         Officer’s Certificate as Evidence. Except as otherwise provided in Section 7.01, whenever in the administration of the provisions of this Indenture the Trustee shall deem it necessary or desirable that a matter be proved or established prior to taking or omitting any action under this Indenture, such matter (unless other evidence in respect thereof be specifically prescribed in this Indenture) may, in the absence of gross negligence or willful misconduct on the part of the Trustee, be deemed to be conclusively proved and established by an Officer’s Certificate delivered to the Trustee, and such Officer’s Certificate, in the absence of gross negligence or willful misconduct on the part of the Trustee, shall be full warrant to the Trustee for any action taken or omitted by it under the provisions of this Indenture upon the faith thereof.

Section 7.08         Eligibility of Trustee. There shall at all times be a Trustee under this Indenture which shall be a Person that is eligible pursuant to the Trust Indenture Act (as if the Trust Indenture Act were applicable hereto) to act as such and has a combined capital and surplus of at least $50,000,000. If such Person publishes reports of condition at least annually, pursuant to law or to the requirements of any supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

Section 7.09         Resignation or Removal of Trustee. (a) The Trustee may at any time resign by giving written notice of such resignation to the Company, and the Company shall send notice thereof to the Holders. Upon receiving such notice of resignation, the Company shall promptly appoint a successor trustee by written instrument, in duplicate, executed by order of the Board of Directors, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee. If no successor trustee shall have been so appointed and have accepted appointment within 30 days after the sending of such notice of resignation to the Holders, the resigning Trustee may, upon ten Business Days’ notice to the Company and the Holders, petition any court of competent jurisdiction for the appointment of a successor trustee, or any Holder who has been a bona fide holder of a Note or Notes for at least six months (or since the date of this Indenture) may, subject to the provisions of Section 6.11, on behalf of himself or herself and all others similarly situated, petition any such court for the appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, appoint a successor trustee.

(b)  In case at any time any of the following shall occur:

(i)     the Trustee shall cease to be eligible in accordance with the provisions of Section 7.08 and shall fail to resign after written request therefor by the Company or by any such Holder, or

(ii)    the Trustee shall become incapable of acting, or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in either case, the Company may by a Board Resolution remove the Trustee and appoint a successor trustee by written instrument, in duplicate, executed by order of the Board of Directors, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee, or, subject to the provisions of Section 6.11, any Holder who has been a bona fide holder of a Note or Notes for at least six months (or since the date of this Indenture) may, on behalf of himself or herself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, remove the Trustee and appoint a successor trustee.

(c)  The Holders of a majority in aggregate principal amount of the Notes at the time outstanding, as determined in accordance with Section 8.04, may upon 30 days’ notice remove the Trustee and nominate a successor trustee that shall be deemed appointed as successor trustee unless within ten days after notice to the Company of such nomination the Company objects thereto, in which case the Trustee so removed or any Holder, upon the terms and conditions and otherwise as in Section 7.09(a) provided, may petition any court of competent jurisdiction for an appointment of a successor trustee.

(d)  Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section 7.09 shall become effective upon acceptance of appointment by the successor trustee as provided in Section 7.10.

Section 7.10         Acceptance by Successor Trustee. Any successor trustee appointed as provided in Section 7.09 shall execute, acknowledge and deliver to the Company and to its predecessor trustee an instrument accepting such appointment under this Indenture, and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, duties and obligations of its predecessor under this Indenture, with like effect as if originally named as Trustee in this Indenture; but, nevertheless, on the written request of the Company or of the successor trustee, the trustee ceasing to act shall, upon payment of any amounts then due it pursuant to the provisions of Section 7.06, execute and deliver an instrument transferring to such successor trustee all the rights and powers of the trustee so ceasing to act. Upon request of any such successor trustee, the Company shall execute any and all instruments in writing for more fully and certainly vesting in and confirming to such successor trustee all such rights and powers. Any trustee ceasing to act shall, nevertheless, retain a senior claim to which the Notes are hereby made subordinate on all money or property held or collected by such trustee as such, except for funds held in trust for the benefit of Holders of particular Notes, to secure any amounts then due it pursuant to the provisions of Section 7.06.

No successor trustee shall accept appointment as provided in this Section 7.10 unless at the time of such acceptance such successor trustee shall be eligible under the provisions of Section 7.08.

Upon acceptance of appointment by a successor trustee as provided in this Section 7.10, each of the Company and the successor trustee, at the written direction and at the expense of the Company shall send notice of the succession of such trustee under this Indenture to the Holders. If the Company fails to send such notice within ten days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be transmitted at the expense of the Company.

Section 7.11         Succession by Merger, Etc. Any corporation or other entity into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation or other entity resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation or other entity succeeding to all or substantially all of the corporate trust business of the Trustee (including the administration of this Indenture), shall be the successor to the Trustee under this Indenture without the execution or filing of any paper or any further act on the part of any of the parties to this Indenture; provided that any such corporation or other entity shall be eligible under the provisions of Section 7.08.

In case at the time such successor to the Trustee shall succeed to the trusts created by this Indenture, any of the Notes shall have been authenticated but not delivered, any such successor to the Trustee may adopt the certificate of authentication of any predecessor trustee or authenticating agent appointed by such predecessor trustee, and deliver such Notes so authenticated; and in case at that time any of the Notes shall not have been authenticated, any successor to the Trustee or an authenticating agent appointed by such successor trustee may authenticate such Notes either in the name of any predecessor trustee under this Indenture or in the name of the successor trustee; and in all such cases such certificates shall have the full force which it is anywhere in the Notes or in this Indenture provided that the certificate of the Trustee shall have; provided, however, that the right to adopt the certificate of authentication of any predecessor trustee or to authenticate Notes in the name of any predecessor trustee shall apply only to its successor or successors by merger, conversion or consolidation.

Section 7.12         Trustee’s Application for Instructions from the Company. Any application by the Trustee for written instructions from the Company (other than with regard to any action proposed to be taken or omitted to be taken by the Trustee that affects the rights of the Holders of the Notes under this Indenture) may, at the option of the Trustee, set forth in writing any action proposed to be taken or omitted by the Trustee under this Indenture and the date on and/or after which such action shall be taken or such omission shall be effective. The Trustee shall not be liable for any action taken by, or omission of, the Trustee in accordance with a proposal included in such application on or after the date specified in such application (which date shall not be less than three Business Days after the date any officer that the Company has indicated to the Trustee should receive such application actually receives such application, unless any such officer shall have consented in writing to any earlier date), unless, prior to taking any such action (or the effective date in the case of any omission), the Trustee shall have received written instructions in accordance with this Indenture in response to such application specifying the action to be taken or omitted.

Article VIII
CONCERNING THE HOLDERS

Section 8.01         Action by Holders. Whenever in this Indenture it is provided that the Holders of a specified percentage of the aggregate principal amount of the Notes may take any action (including the making of any demand or request, the giving of any notice, consent or waiver or the taking of any other action), the fact that at the time of taking any such action, the Holders of such specified percentage have joined therein may be evidenced (a) by any instrument or any number of instruments of similar tenor executed by Holders in person or by agent or proxy appointed in writing, or (b) by the record of the Holders voting in favor thereof at any meeting of Holders duly called and held in accordance with the provisions of Article IX, or (c) by a combination of such instrument or instruments and any such record of such a meeting of Holders. Whenever the Company or the Trustee solicits the taking of any action by the Holders of the Notes, the Company or the Trustee may fix, but shall not be required to, in advance of such solicitation, a date as the record date for determining Holders entitled to take such action. The record date if one is selected shall be not more than fifteen days prior to the date of commencement of solicitation of such action.

Section 8.02         Proof of Execution by Holders. Subject to the provisions of Section 7.01, Section 7.02 and Section 9.05, proof of the execution of any instrument by a Holder or its agent or proxy shall be sufficient if made in accordance with such reasonable rules and regulations as may be prescribed by the Trustee or in such manner as shall be satisfactory to the Trustee. The holding of Notes shall be proved by the Note Register or by a certificate of the Note Registrar. The record of any Holders’ meeting shall be proved in the manner provided in Section 9.06.

Section 8.03         Who Are Deemed Absolute Owners. The Company, the Trustee, any authenticating agent, any Paying Agent, any Exchange Agent and any Note Registrar may deem the Person in whose name a Note shall be registered upon the Note Register to be, and may treat it as, the absolute owner of such Note (whether or not such Note shall be overdue and notwithstanding any notation of ownership or other writing thereon made by any Person other than the Company or any Note Registrar) for the purpose of receiving payment of or on account of the principal and premium, if any, of and (subject to Section 2.03) accrued and unpaid interest on such Note, for conversion of such Note and for all other purposes under this Indenture; and neither the Company nor the Trustee nor any Paying Agent nor any Exchange Agent nor any Note Registrar shall be affected by any notice to the contrary. The sole registered holder of a Global Note shall be the Depositary or its nominee. All such payments or deliveries so made to any Holder for the time being, or upon its order, shall be valid, and, to the extent of the sums or shares of Common Stock so paid or delivered, effectual to satisfy and discharge the liability for monies payable or shares deliverable upon any such Note. Notwithstanding anything to the contrary in this Indenture or the Notes following an Event of Default, any owner of a beneficial interest in a Global Note may directly enforce against the Company, without the consent, solicitation, proxy, authorization or any other action of the Depositary or any other Person, such owner’s right to exchange such beneficial interest for a Note in certificated form in accordance with the provisions of this Indenture.

Section 8.04         Company-Owned Notes Disregarded. In determining whether the Holders of the requisite aggregate principal amount of Notes have concurred in any direction, consent, waiver or other action under this Indenture, Notes that are owned by the Parent, the Company, by any Subsidiary thereof or by any Affiliate of the Parent, the Company or any Subsidiary thereof shall be disregarded and deemed not to be outstanding for the purpose of any such determination; provided that for the purposes of determining whether the Trustee shall be protected in relying on any such direction, consent, waiver or other action only Notes that a Responsible Officer actually knows are so owned shall be so disregarded. Notes so owned that have been pledged in good faith may be regarded as outstanding for the purposes of this Section 8.04 if the pledgee shall establish to the satisfaction of the Trustee the pledgee’s right to so act with respect to such Notes and that the pledgee is not the Parent, the Company, a Subsidiary thereof or an Affiliate of the Parent, the Company or a Subsidiary thereof. In the case of a dispute as to such right, any decision or indecision by the Trustee taken upon the advice of counsel shall be full protection to the Trustee. Upon request of the Trustee, the Company shall furnish to the Trustee promptly an Officer’s Certificate listing and identifying all Notes, if any, known by the Parent or the Company to be owned or held by or for the account of any of the above described Persons; and, subject to Section 7.01, the Trustee shall be entitled to accept such Officer’s Certificate as conclusive evidence of the facts therein set forth and of the fact that all Notes not listed therein are outstanding for the purpose of any such determination.

Section 8.05         Revocation of Consents; Future Holders Bound. At any time prior to (but not after) the evidencing to the Trustee, as provided in Section 8.01, of the taking of any action by the Holders of the percentage of the aggregate principal amount of the Notes specified in this Indenture in connection with such action, any Holder of a Note that is shown by the evidence to be included in the Notes the Holders of which have consented to such action may, by filing written notice with the Trustee at its Corporate Trust Office and upon proof of holding as provided in Section 8.02, revoke such action so far as concerns such Note. Except as aforesaid, any such action taken by the Holder of any Note shall be conclusive and binding upon such Holder and upon all future Holders and owners of such Note and of any Notes issued in exchange or substitution therefor or upon registration of transfer thereof, irrespective of whether any notation in regard thereto is made upon such Note or any Note issued in exchange or substitution therefor or upon registration of transfer thereof.

Article IX
HOLDERS’ MEETINGS

Section 9.01         Purpose of Meetings. A meeting of Holders may be called at any time and from time to time pursuant to the provisions of this Article IX for any of the following purposes:

(a)  to give any notice to the Parent, the Company or to the Trustee or to give any directions to the Trustee permitted under this Indenture, or to consent to the waiving of any Default or Event of Default under this Indenture (in each case, as permitted under this Indenture) and its consequences, or to take any other action authorized to be taken by Holders pursuant to any of the provisions of Article VI;

(b)  to remove the Trustee and nominate a successor trustee pursuant to the provisions of Article VII;

(c)  to consent to the execution of an indenture or indentures supplemental to this Indenture pursuant to the provisions of Section 10.02; or

(d)  to take any other action authorized to be taken by or on behalf of the Holders of any specified aggregate principal amount of the Notes under any other provision of this Indenture or under applicable law.

Section 9.02         Call of Meetings by Trustee. The Trustee may at any time call a meeting of Holders to take any action specified in Section 9.01, to be held at such time and at such place as the Trustee shall determine. Notice of every meeting of the Holders, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting and the establishment of any record date pursuant to Section 8.01, shall be delivered to Holders of such Notes. Such notice shall also be delivered to the Company. Such notices shall be delivered not less than 20 nor more than 90 days prior to the date fixed for the meeting.

Any meeting of Holders shall be valid without notice if the Holders of all Notes then outstanding are present in person or by proxy or if notice is waived before or after the meeting by the Holders of all Notes then outstanding, and if the Company and the Trustee are either present by duly authorized representatives or have, before or after the meeting, waived notice.

Section 9.03         Call of Meetings by Company or Holders. In case at any time the Company, pursuant to a Board Resolution, or the Holders of at least 10% of the aggregate principal amount of the Notes then outstanding, shall have requested the Trustee to call a meeting of Holders, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have delivered the notice of such meeting within 20 days after receipt of such request, then the Company or such Holders may determine the time and the place for such meeting and may call such meeting to take any action authorized in Section 9.01, by delivering notice thereof as provided in Section 9.02.

Section 9.04         Qualifications for Voting. To be entitled to vote at any meeting of Holders a Person shall (a) be a Holder of one or more Notes on the record date pertaining to such meeting or (b) be a Person appointed by an instrument in writing as proxy by a Holder of one or more Notes on the record date pertaining to such meeting. The only Persons who shall be entitled to be present or to speak at any meeting of Holders shall be the Persons entitled to vote at such meeting and their counsel and any representatives of the Trustee and its counsel and any representatives of the Company and its counsel.

Section 9.05         Regulations. Notwithstanding any other provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Holders, in regard to proof of the holding of Notes and of the appointment of proxies, and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall think fit.

The Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Company or by Holders as provided in Section 9.03, in which case the Company or the Holders calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by vote of the Holders of a majority in aggregate principal amount of the Notes represented at the meeting and entitled to vote at the meeting.

Subject to the provisions of Section 8.04, at any meeting of Holders each Holder or proxyholder shall be entitled to one vote for each $1,000 principal amount of Notes held or represented by him or her; provided, however, that no vote shall be cast or counted at any meeting in respect of any Note challenged as not outstanding and ruled by the chairman of the meeting to be not outstanding. The chairman of the meeting shall have no right to vote other than by virtue of Notes held by it or instruments in writing as aforesaid duly designating it as the proxy to vote on behalf of other Holders. Any meeting of Holders duly called pursuant to the provisions of Section 9.02 or Section 9.03 may be adjourned from time to time by the Holders of a majority of the aggregate principal amount of Notes represented at the meeting, whether or not constituting a quorum, and the meeting may be held as so adjourned without further notice.

Section 9.06         Voting. The vote upon any resolution submitted to any meeting of Holders shall be by written ballot on which shall be subscribed the signatures of the Holders or of their representatives by proxy and the outstanding aggregate principal amount of the Notes held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in duplicate of all votes cast at the meeting. A record in duplicate of the proceedings of each meeting of Holders shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more Persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was sent as provided in Section 9.02. The record shall show the aggregate principal amount of the Notes voting in favor of or against any resolution. The record shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one of the duplicates shall be delivered to the Company and the other to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting.

Any record so signed and verified shall be conclusive evidence of the matters therein stated.

Section 9.07         No Delay of Rights by Meeting. Nothing contained in this Article IX shall be deemed or construed to authorize or permit, by reason of any call of a meeting of Holders or any rights expressly or impliedly conferred under this Indenture to make such call, any hindrance or delay in the exercise of any right or rights conferred upon or reserved to the Trustee or to the Holders under any of the provisions of this Indenture or of the Notes. Nothing contained in this Article IX shall be deemed or construed to limit any Holder’s actions pursuant to the applicable procedures of the Depositary so long as the Notes are Global Notes.

Article X
SUPPLEMENTAL INDENTURES

Section 10.01      Supplemental Indentures Without Consent of Holders. Without the consent of any Holder, the Parent, the Company and the Guarantors, when authorized by the resolutions of their respective Boards of Directors, and the Trustee, at the Company’s expense, may from time to time and at any time enter into an indenture or indentures supplemental to this Indenture for one or more of the following purposes:

(a)  to cure any ambiguity, omission, defect or inconsistency that is not materially adverse to Holders;

(b)  to provide for the assumption by a Successor Company of the obligations of the Parent or the Company under this Indenture pursuant to Article XI or the assumption by a successor guarantor of the obligations of a Guarantor under this Indenture pursuant to Section 13.04;

(c)  to add guarantees or additional Guarantors with respect to the Notes;

(d)  to secure the Notes;

(e)  to add to the covenants or Events of Default of the Company for the benefit of the Holders or surrender any right or power conferred upon the Parent or the Company under this Indenture;

(f)   to make any change that does not adversely affect the rights of any Holder in any material respect;

(g)  to increase the Exchange Rate as provided in this Indenture;

(h)  to provide for the acceptance of appointment by a successor trustee pursuant to Section 7.09 or to facilitate the administration of the trusts under this Indenture by more than one trustee;

(i)   in connection with any Common Stock Change Event, provide that the Notes are exchangeable into Reference Property, subject to the provisions of Section 14.02, and make such related changes to the terms of the Notes to the extent expressly required or permitted by Article XIV; or

(j)   comply with any requirement of the Commission in connection with any qualification of this Indenture or any supplemental indenture under the Trust Indenture Act to the extent this Indenture is qualified thereunder.

Upon the written request of the Parent and the Company, the Trustee is hereby authorized to, and shall join with the Parent, the Company and the Guarantors in the execution of any such supplemental indenture, to make any further appropriate agreements and stipulations that may be therein contained, except that the Trustee shall not be obligated to, but may in its discretion, enter into any supplemental indenture that affects the Trustee’s own rights, duties or immunities under this Indenture or otherwise, and, for the avoidance of doubt, with respect to Sections 10.01(a) and 10.01(f), an Officer’s Certificate shall be delivered to the Trustee which shall certify that the Parent and the Company have made such determination in good faith.

Any supplemental indenture authorized by the provisions of this Section 10.01 may be executed by the Parent, the Company, the Guarantors and the Trustee without the consent of the Holders of any of the Notes at the time outstanding, notwithstanding any of the provisions of Section 10.02.

Section 10.02      Supplemental Indentures with Consent of Holders. With the consent (evidenced as provided in Article VIII) of the Holders of at least a majority of the aggregate principal amount of the Notes then outstanding (determined in accordance with Article VIII and including, without limitation, consents obtained in connection with a repurchase of, or tender or exchange offer for, Notes), the Parent, the Company and the Guarantors, when authorized by the resolutions of their respective Boards of Directors, and the Trustee, at the Company’s expense, may from time to time and at any time enter into an indenture or indentures supplemental to this Indenture for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or any supplemental indenture or of modifying in any manner the rights of the Holders; provided, however, that, without the consent of each Holder of an outstanding Note affected, no such supplemental indenture shall:

(a)  reduce the principal amount of Notes whose Holders must consent to an amendment;

(b)  reduce the rate of or extend the stated time for payment of interest on any Note;

(c)  reduce the principal of or extend the Maturity Date of any Note;

(d)  make any change that adversely affects the exchange rights of any Notes;

(e)  reduce the Fundamental Change Repurchase Price, the Redemption Price or the Redemption Make-Whole Amount of any Note or amend or modify in any manner adverse to the Holders the Company’s obligation to make such payment, whether through an amendment or waiver of provisions in the covenants, definitions or otherwise;

(f)   make any Note payable in a currency, in a form or at a place of payment other than that stated in the Note;

(g)  change the ranking or priority of the Notes or any Guarantee;

(h)  impair the right of any Holder to institute suit for the enforcement of its right to receive payment of principal and interest on such Holder’s Notes on or after the due dates therefor;

(i)   make any change in this Article X that requires each Holder’s consent or in the waiver provisions in Section 6.02 or Section 6.09;

(j)   release the Parent from, or modify or affect in any manner adverse to the Holders the terms and conditions of, the obligations of the Parent under this Indenture;

(k)  release any Guarantor from any of its obligations under its Guarantee or this Indenture otherwise than in accordance with the terms contained in this Indenture; or

(l)   provide for the issuance of additional Notes.

Upon the written request of the Parent and the Company, and upon the filing with the Trustee of evidence of the consent of Holders as aforesaid and subject to Section 10.05, the Trustee shall join with the Parent, the Company and the Guarantors in the execution of such supplemental indenture unless such supplemental indenture affects the Trustee’s own rights, duties or immunities under this Indenture or otherwise, in which case the Trustee may in its discretion, but shall not be obligated to, enter into such supplemental indenture.

Holders do not need under this Section 10.02 to approve the particular form of any proposed supplemental indenture. It shall be sufficient if such Holders approve the substance thereof. After any such supplemental indenture becomes effective, the Company shall deliver to the Holders a notice briefly describing such supplemental indenture. However, the failure to give such notice to all the Holders, or any defect in the notice, will not impair or affect the validity of the supplemental indenture.

Section 10.03       Effect of Supplemental Indentures. Upon the execution of any supplemental indenture pursuant to the provisions of this Article X, this Indenture shall be and be deemed to be modified and amended in accordance therewith and the respective rights, limitation of rights, obligations, duties and immunities under this Indenture of the Trustee, the Parent, the Company, the Guarantors and the Holders shall thereafter be determined, exercised and enforced under this Indenture subject in all respects to such modifications and amendments and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

Section 10.04      Notation on Notes. Notes authenticated and delivered after the execution of any supplemental indenture pursuant to the provisions of this Article X may, at the Company’s expense, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company or the Trustee shall so determine, new Notes so modified as to conform, in the opinion of the Trustee and the Board of Directors, to any modification of this Indenture contained in any such supplemental indenture may, at the Company’s expense, be prepared and executed by the Company, authenticated by the Trustee (or an authenticating agent duly appointed by the Trustee pursuant to Section 17.10) and delivered in exchange for the Notes then outstanding, upon surrender of such Notes then outstanding.

Section 10.05      Evidence of Compliance of Supplemental Indenture to Be Furnished Trustee. In addition to the documents required by Section 17.05, the Trustee shall receive an Officer’s Certificate and an Opinion of Counsel as conclusive evidence that any supplemental indenture executed pursuant to this Indenture complies with the requirements of this Article X and is permitted or authorized by this Indenture.

Article XI
CONSOLIDATION, MERGER, SALE AND LEASE

Section 11.01      Parent and Company May Consolidate, Etc. on Certain Terms. Subject to the provisions of Section 11.02, neither the Parent nor the Company may consolidate with, merge with or into, or (whether directly or indirectly through one or more subsidiaries) sell, lease or otherwise transfer, in one transaction or a series of transactions, all or substantially all of the consolidated assets of it and its Subsidiaries, taken as a whole, to another Person, unless:

(a)  the resulting, surviving or transferee Person (the “Successor Company”), if not the Parent or the Company, as applicable, shall be a corporation organized and existing under the laws of the United States of America, any State thereof or the District of Columbia, and the Successor Company (if not the Parent or the Company, as applicable) shall expressly assume, by supplemental indenture all of the obligations of the Parent or the Company, as applicable, under the Notes and this Indenture; and

(b)  immediately after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing under this Indenture.

Section 11.02      Successor Company to Be Substituted. In case of any such consolidation, merger, sale, transfer or lease and upon the assumption by the Successor Company, by supplemental indenture, executed and delivered to the Trustee and satisfactory in form to the Trustee, of the due and punctual payment of the principal of and accrued and unpaid interest on all of the Notes, the due and punctual delivery or payment, as the case may be, of any consideration due upon exchange of the Notes and the due and punctual performance of all of the covenants and conditions of this Indenture to be performed by the Parent or the Company, as applicable, such Successor Company (if not the Parent or the Company, as applicable) shall succeed to and, except in the case of a lease of all or substantially all of the Parent’s or the Company’s properties and assets, shall be substituted for the Parent or the Company, as applicable, with the same effect as if it had been named in this Indenture as the party of the first part. In the event of any such consolidation, merger, sale or transfer (but not in the case of a lease) of the Company, upon compliance with this Article XI, the Person named as the “Company” in the first paragraph of this Indenture (or any successor that shall thereafter have become such in the manner prescribed in this Article XI) may be dissolved, wound up and liquidated at any time thereafter and, except in the case of any such lease, such Person shall be released from its liabilities as obligor and maker of the Notes and discharged from its obligations under this Indenture and the Notes.

In case of any such consolidation, merger, sale, transfer or lease, such changes in phraseology and form (but not in substance) may be made in the Notes thereafter to be issued as may be appropriate.

Section 11.03      Opinion of Counsel to Be Given to Trustee. No such consolidation, merger, sale, transfer or lease shall be effective unless the Trustee shall receive an Officer’s Certificate and an Opinion of Counsel as conclusive evidence that any such consolidation, merger, sale, transfer or lease and any such assumption and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture, complies with the provisions of this Article XI.

Article XII
IMMUNITY OF INCORPORATORS, STOCKHOLDERS, OFFICERS AND DIRECTORS

Section 12.01       Indenture and Notes Solely Corporate Obligations. No recourse for the payment of the principal and premium, if any, of or accrued and unpaid interest on any Note, nor the payment or delivery of consideration due upon exchange of any Note, nor for any claim based thereon or otherwise in respect thereof, and no recourse under or upon any obligation, covenant or agreement of the Parent, the Company or any Guarantor in this Indenture or in any supplemental indenture or in any Note, nor because of the creation of any indebtedness represented thereby, shall be had against any incorporator, stockholder, employee, agent, Officer or director or Subsidiary, as such, past, present or future, of the Parent, the Company or any Guarantor or of any successor corporation, either directly or through the Parent, the Company or any Guarantor or any successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that all such liability is hereby expressly waived and released as a condition of, and as a consideration for, the execution of this Indenture and the issue of the Notes.

Article XIII
GUARANTEES

Section 13.01      Guarantees. (a) Subject to this Article XIII, each of the Guarantors hereby, as a primary obligor and not merely as surety, jointly and severally, unconditionally guarantees to each Holder of a Note authenticated and delivered by the Trustee and to the Trustee and its successors and assigns, irrespective of the validity and enforceability of this Indenture, the Notes or the obligations of the Parent or the Company hereunder or thereunder, that:

(i)    the principal of, premium, if any, and interest on, the Notes and such other Note Obligations will be promptly paid in full in cash when due, whether at maturity, by acceleration, redemption or otherwise, and interest on the overdue principal of and interest on the Notes, if any, if lawful, and all other obligations of the Company to the Holders or the Trustee hereunder or thereunder will be promptly paid in full in cash or performed, all in accordance with the terms hereof and thereof, and

(ii)   in case of any extension of time of payment or renewal of any Notes or any of such other obligations (including Note Obligations), that same will be promptly paid in full in cash when due or performed in accordance with the terms of the extension or renewal, whether at maturity, by acceleration or otherwise.

Failing payment when due of any amount so guaranteed or any performance so guaranteed for whatever reason, the Guarantors will be jointly and severally obligated to pay the same immediately. Each Guarantor agrees that this is a guarantee of payment and not a guarantee of collection.

(b)  The Guarantors hereby agree that their obligations hereunder are unconditional, irrespective of the validity, regularity or enforceability of the Notes or this Indenture, the absence of any action to enforce the same, any amendment, waiver or consent by any Holder of the Notes with respect to any provisions hereof or thereof, the recovery of any judgment against the Parent, the Company or any other Guarantor, any action to enforce the same or any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a Guarantor. Each Guarantor hereby unconditionally and irrevocably waives and agrees not to assert any claim, defense, setoff or counterclaim based on diligence, promptness, presentment, requirements for any demand or notice hereunder including any of the following:

(i)    any demand for payment or performance and protest and notice of protest;

(ii)   any notice of acceptance;

(iii)  any presentment, demand, protest or further notice or other requirements of any kind with respect to any Note Obligation (including any accrued but unpaid interest thereon) becoming immediately due and payable; and

(iv) any other notice in respect of any Note Obligation or any part thereof, and any defense arising by reason of any disability or other defense of the Company or any Guarantor.

Each Guarantor further unconditionally and irrevocably agrees not to (x) enforce or otherwise exercise any right of subrogation or any right of reimbursement or contribution or similar right against the Parent, the Company or any Guarantor or (y) assert any claim, defense, setoff or counterclaim it may have against the Parent, the Company or any other Guarantor or set off any of its obligations to the Parent, the Company or any other Guarantor against obligations of such Guarantor to the Parent, the Company or such other Guarantor. No obligation of any Guarantor hereunder shall be discharged other than by complete performance. Each Guarantor further waives any right such Guarantor may have under any applicable requirement of law to require the Trustee or any Holder to seek recourse first against the Parent, the Company or any other Person as a condition precedent to enforcing such Guarantor’s liability and obligations under this Article XIII.

(c)  If any Holder or the Trustee is required by any court or otherwise to return any amount paid by the Parent, the Company or any Guarantor to the Trustee or such Holder, this Guarantee, to the extent theretofore discharged, will be reinstated in full force and effect.

(d)  Each Guarantor agrees that it will not be entitled to any right of subrogation in relation to the Holders in respect of any obligations guaranteed hereby until payment in full in cash of all obligations (including the Note Obligations) guaranteed hereby. Each Guarantor further agrees that, as between the Guarantors, on the one hand, and the Holders and the Trustee, on the other hand, (1) the maturity of the obligations guaranteed hereby may be accelerated as provided in Section 6.02 for the purposes of this Guarantee, notwithstanding any stay, injunction or other prohibition preventing such acceleration in respect of the obligations guaranteed hereby, and (2) in the event of any declaration of acceleration of such obligations as provided in Article VI, such obligations (whether or not due and payable) will forthwith become due and payable by the Guarantors for the purpose of this Guarantee.

Section 13.02      Limitation on Guarantor Liability. Each Guarantor, and by its acceptance of Notes, each Holder, hereby confirms that it is the intention of all such parties that the Guarantee of such Guarantor shall not constitute a fraudulent transfer or conveyance for purposes of applicable Bankruptcy Law, the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any similar federal or state law to the extent applicable to any Guarantee. To effectuate the foregoing intention, the Trustee, the Holders and the Guarantors hereby irrevocably agree that the obligations of such Guarantor will be limited to the maximum amount that will, after giving effect to such maximum amount and all other contingent and fixed liabilities of such Guarantor that are relevant under such laws, and after giving effect to any collections from, rights to receive contribution from or payments made by or on behalf of any other Guarantor in respect of the obligations of such other Guarantor under this Article XIII, result in the obligations of such Guarantor under its Guarantee not constituting a fraudulent transfer or conveyance. Each Guarantor acknowledges that it will receive direct and indirect benefits from the financing arrangements contemplated by this Indenture and that its Guarantee, and the waivers set forth herein, are knowingly made in contemplation of such benefits.

Section 13.03      Execution and Delivery of Guarantee and Supplemental Indenture. To evidence a Guarantee set forth in Section 13.01, this Indenture will be executed on behalf of each Guarantor by one of its Officers or authorized representatives and, with respect to any Guarantors providing a Guarantee after the date hereof, a Supplemental Indenture substantially in the form attached as Exhibit B will be executed on behalf of such Guarantor by one of its Officers.

Each Guarantor hereby agrees that its Guarantee set forth in Section 13.01 will remain in full force and effect notwithstanding any failure to endorse on each Note a notation of such Guarantee.

If an Officer whose signature is on this Indenture or on the Guarantee no longer holds that office at the time the Trustee authenticates the Note on which a Guarantee is endorsed, the Guarantee will be valid nevertheless.

The delivery of any Note by the Trustee, after the authentication thereof hereunder, will be deemed to constitute due delivery of the Guarantee set forth in this Indenture on behalf of the Guarantors.

Section 13.04      Guarantors May Consolidate, etc., on Certain Terms. Except as otherwise provided in Section 13.05, a Guarantor may not, directly or indirectly, (1) consolidate with or merge with or into, or (2) sell, convey, transfer or lease all or substantially all of its properties and assets to (whether or not such Guarantor is the surviving Person), any other Person, other than the Company or another Guarantor, unless:

(a)  the Person acquiring the property in any such sale or disposition or the Person formed by or surviving any such consolidation or merger (if other than the Company or another Guarantor) is an entity organized under the laws of the United States and otherwise reasonably acceptable to the Trustee and expressly assumes, by executing and delivering a supplemental indenture to the Trustee that is satisfactory in form to the Trustee in accordance with Article X and any other agreements reasonably satisfactory to the Trustee, all of the obligations of that Guarantor under its Guarantee and this Indenture; and

(b)  immediately after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing under this Indenture.

In case of any such consolidation, merger, sale, conveyance, transfer or lease and upon the assumption by the successor Person, by supplemental indenture, executed and delivered to the Trustee and satisfactory in form to the Trustee, of the Guarantee of such Guarantor and the due and punctual performance of all of the covenants and conditions of this Indenture to be performed by such Guarantor, such successor Person will succeed to and be substituted for the Guarantor with the same effect as if it had been named herein as a Guarantor. Such successor Person thereupon may cause to be signed any or all of the Guarantees to be endorsed upon all of the Notes issuable hereunder which theretofore shall not have been signed by the Company and delivered to the Trustee; provided, however, that the Guarantee of such successor Person will remain in full force and effect notwithstanding any failure to endorse on each Note a notation of such Guarantee. All the Guarantees so issued will in all respects have the same legal rank and benefit under this Indenture as the Guarantees theretofore and thereafter issued in accordance with the terms of this Indenture as though all of such Guarantees had been issued at the date of the execution.

Except as set forth in Article IV, nothing contained in this Indenture or in any of the Notes will prevent any consolidation, amalgamation or merger of a Guarantor with or into the Company or another Guarantor, or will prevent any sale or conveyance of the property of a Guarantor as an entirety or substantially as an entirety to the Company or another Guarantor.

Section 13.05      Releases. The Guarantee of any Guarantor will be automatically released:

(a)  in connection with any sale or other disposition of all of the Capital Stock or all or substantially all of the assets of a Guarantor (including by way of merger or consolidation) to such Person that is not the Company or a Guarantor if the sale or other disposition does not violate the other provisions of this Indenture; or

(b)  upon the liquidation or dissolution of such Guarantor following the transfer of all of its assets to the Company or another Guarantor as permitted hereunder.

If the Guarantee of any Guarantor or all or substantially all of the assets of a Guarantor or the Capital Stock of any Guarantor are sold or disposed of in the manner described in clauses (a) or (b) above, and such Guarantor is released, the Company shall deliver to the Trustee an Officers’ Certificate stating and certifying the identity of the released Guarantor, the basis for release in reasonable detail and that such release complies with this Indenture. Upon delivery by the Company to the Trustee of an Officers’ Certificate and an Opinion of Counsel to the effect that the conditions of any of clauses (a) or (b) of this Section 13.05 have been met with respect to a Guarantor in accordance with the provisions of this Indenture, the Trustee will execute any documents reasonably requested that are necessary or advisable in order to evidence the release of such Guarantor from its obligations under its Guarantee. Any Guarantor not released from its obligations under its Guarantee as provided in this Section 13.05 will remain liable for the full amount of principal of and interest and premium, if any, on the Notes and for the other obligations (including the Note Obligations) of any Guarantor under this Indenture as provided in this Article XIII notwithstanding the release of any other Guarantor.

Section 13.06      Reliance. Each Guarantor hereby assumes responsibility for keeping itself informed of the financial condition of the Parent, the Company, each other Guarantor and any other guarantor, maker or endorser of any Note Obligation or any part thereof, and of all other circumstances bearing upon the risk of nonpayment of any Note Obligation or any part thereof that diligent inquiry would reveal, and each Guarantor hereby agrees that the Trustee and each Holder shall not have any duty to advise any Guarantor of information known to it regarding such condition or any such circumstances. In the event any of the Trustee or any Holder, in its sole discretion, undertakes at any time or from time to time to provide any such information to any Guarantor, then the Trustee or such Holder shall be under no obligation to (a) undertake any investigation not a part of its regular business routine, (b) disclose any information that such Person, pursuant to accepted or reasonable commercial finance or banking practices, wishes to maintain confidential or (c) make any future disclosures of such information or any other information to any Guarantor.

Article XIV
Exchange OF NOTES

Section 14.01      Exchange Privilege. Subject to and upon compliance with the provisions of this Article XIV (including the ownership limitations set forth in Section 14.13), each Holder shall have the right, at such Holder’s option, to exchange all or any portion (if the portion to be exchanged is $1,000 principal amount or an integral multiple thereof) of such Note at any time prior to the close of business on the Business Day immediately preceding the Maturity Date at an initial exchange rate of 86.9565 shares of Common Stock (subject to adjustment as provided in this Article XIV, and to increase as provided in Section 4.10(d), the “Exchange Rate”) per $1,000 principal amount of Notes (subject to, and in accordance with, the settlement provisions of Section 14.02, the “Exchange Obligation”).

Section 14.02      Exchange Procedure; Settlement Upon Exchange.

(a)  Upon exchange of any Note, the Parent shall deliver to the exchanging Holder, in respect of each $1,000 principal amount of Notes being exchanged, a number of shares of Common Stock equal to the Exchange Rate in effect immediately after the close of business on the Exchange Date for such exchange, together with a cash payment, if applicable, in lieu of delivering any fractional share of Common Stock in accordance with subsection (j) of this Section 14.02, on the second Business Day immediately following such Exchange Date.

(b)  Subject to Section 14.02(e), before any Holder shall be entitled to exchange a Note as set forth above, in addition to any certificates that may be required to be delivered pursuant to Section 14.13, such Holder shall (i) in the case of a Global Note, comply with the procedures of the Depositary in effect at that time and, if required, pay funds equal to the interest payable on the next Interest Payment Date to which such Holder is not entitled as set forth in Section 14.02(h) and (ii) in the case of a Physical Note (1) complete, manually sign and deliver an irrevocable notice to the Exchange Agent as set forth in the Form of Notice of Exchange (or a facsimile thereof) (a “Notice of Exchange”) at the office of the Exchange Agent and state in writing therein the principal amount of Notes to be exchanged and the name or names (with addresses) in which such Holder wishes the certificate or certificates for the shares of Common Stock to be delivered upon settlement of the Exchange Obligation to be registered, (2) surrender such Notes, duly endorsed to the Parent or in blank (and accompanied by appropriate endorsement and transfer documents), at the office of the Exchange Agent, (3) if required, furnish appropriate endorsements and transfer documents and (4) if required, pay funds equal to the interest payable on the next Interest Payment Date to which such Holder is not entitled as set forth in Section 14.02(h). The Trustee (and, if different, the Exchange Agent) shall notify the Parent and the Company of receipt of any Notice of Exchange, receipt of any Notes from Holders and receipt of any payment of interest from a Holder pursuant to this Article XIV on the Exchange Date for such exchange. No Notice of Exchange with respect to any Notes may be surrendered by a Holder thereof if such Holder has also delivered a Fundamental Change Repurchase Notice to the Company in respect of such Notes and has not validly withdrawn such Fundamental Change Repurchase Notice in accordance with Section 15.02.

If more than one Note shall be surrendered for exchange at one time by the same Holder, the Exchange Obligation with respect to such Notes shall be computed on the basis of the aggregate principal amount of the Notes (or specified portions thereof to the extent permitted thereby) so surrendered.

(c)  A Note shall be deemed to have been exchanged immediately prior to the close of business on the date (the “Exchange Date”) that the Holder has complied with the requirements set forth in subsection (a) above. The Parent shall issue or cause to be issued, and deliver to the Transfer Agent or to such Holder, or such Holder’s nominee or nominees, certificates (or, if the Note to be exchanged is a Global Note, a book-entry transfer on the records maintained by the Transfer Agent) for the full number of shares of Common Stock to which such Holder shall be entitled in satisfaction of the Exchange Obligation.

(d)  In case any Physical Note shall be surrendered for partial exchange, the Company shall execute and the Trustee shall authenticate and deliver to or upon the written order of the Holder of the Note so surrendered a new Note or Notes in authorized denominations in an aggregate principal amount equal to the unexchanged portion of the surrendered Note, without payment of any service charge by the exchanging Holder but, if required by the Company or Trustee, with payment of a sum sufficient to cover any documentary, stamp or similar issue or transfer tax or similar governmental charge required by law or that may be imposed in connection therewith as a result of the name of the Holder of the new Notes issued upon such exchange being different from the name of the Holder (or the beneficial owner) of the old Notes surrendered for such exchange.

(e)  If a Holder submits a Note for exchange, the Parent shall pay any documentary, stamp or similar issue or transfer tax due on the issue of any shares of Common Stock upon exchange, unless the tax is due because the Holder requests such shares to be issued in a name other than the Holder’s name or the name of the beneficial owner of such Notes, in which case the Holder shall pay that tax. The Transfer Agent may refuse to deliver the certificates representing the shares of Common Stock being issued in a name other than the Holder’s name until the Trustee receives a sum sufficient to pay any tax that is due by such Holder in accordance with the immediately preceding sentence.

(f)   Except as provided in Section 14.05, no adjustment shall be made for dividends on shares of Common Stock issued upon the exchange of any Note as provided in this Article XIV.

(g)  Upon the exchange of an interest in a Global Note, the Trustee shall make a notation on such Global Note as to the reduction in the principal amount represented thereby. The Parent and the Company shall notify the Trustee in writing of any exchange of Notes effected through any Exchange Agent other than the Trustee.

(h)  Upon exchange, a Holder shall not receive any separate cash payment for accrued and unpaid interest, if any, except as set forth below. The Parent’s settlement of the full Exchange Obligation shall be deemed to satisfy in full the Company’s obligation to pay the principal amount of the Note and accrued and unpaid interest, if any, to, but not including, the relevant Exchange Date. As a result, accrued and unpaid interest, if any, to, but not including, the relevant Exchange Date shall be deemed to be paid in full rather than canceled, extinguished or forfeited. Notwithstanding the foregoing, if Notes are exchanged after the close of business on a Regular Record Date, Holders of such Notes as of the close of business on such Regular Record Date will receive the full amount of interest payable on such Notes on the corresponding Interest Payment Date notwithstanding the exchange. Notes surrendered for exchange during the period from the close of business on any Regular Record Date to the open of business on the immediately following Interest Payment Date must be accompanied by funds equal to the amount of interest payable on the Notes so exchanged; provided that no such payment shall be required (1) for exchanges whose Exchange Date occurs after the Regular Record Date immediately preceding the Maturity Date; (2) if the Company has specified a Fundamental Change Repurchase Date that is after a Regular Record Date and on or prior to the Business Day immediately after the corresponding Interest Payment Date; (3) if the Company has specified a Redemption Date that is after a Regular Record Date and on or prior to the second Scheduled Trading Day immediately succeeding the corresponding Interest Payment Date; or (4) to the extent of any overdue interest, if any overdue interest exists at the time of exchange with respect to such Note. Therefore, for the avoidance of doubt, all Holders of record as of the close of business on the Regular Record Date immediately preceding the Maturity Date, or immediately preceding any Fundamental Change Repurchase Date or Redemption Date, in each case, as described in the immediately preceding sentence, shall receive the full interest payment due on the Maturity Date or other applicable Interest Payment Date regardless of whether their Notes have been exchanged following such Regular Record Date.

(i)   The Person in whose name the certificate for the shares of Common Stock delivered upon exchange is registered shall be deemed to become a stockholder of record as of the close of business on the relevant Exchange Date. Upon an exchange of Notes, such Person shall no longer be a Holder of such Notes surrendered for exchange.

(j)   The Company shall not issue any fractional share of Common Stock upon exchange of the Notes and shall instead pay cash in lieu of delivering any fractional share of Common Stock issuable upon exchange based on the Last Reported Sale Price of the Common Stock on the relevant Exchange Date.

Section 14.03      Increased Exchange Rate Applicable to Certain Notes Surrendered in Connection with Make-Whole Fundamental Changes.

(a)  If the Effective Date of a Make-Whole Fundamental Change occurs prior to the Maturity Date and a Holder elects to exchange its Notes in connection with such Make-Whole Fundamental Change, then the Company shall, under the circumstances described below, increase the Exchange Rate for the Notes so surrendered for exchange by a number of additional shares of Common Stock (the “Additional Shares”), as described below. An exchange of Notes shall be deemed for these purposes to be “in connection with” such Make-Whole Fundamental Change if the Exchange Date of such exchange occurs during the period from, and including, the Effective Date of the Make-Whole Fundamental Change up to, and including, the close of business on the Business Day immediately prior to the related Fundamental Change Repurchase Date (or, in the case of a Make-Whole Fundamental Change that would have been a Fundamental Change but for the proviso in clause (b) of the definition thereof, to, and including, the 35th Trading Day immediately following the Effective Date of such Make-Whole Fundamental Change).

For the avoidance of doubt, upon exchange of Notes in connection with a Make-Whole Fundamental Change as provided in the preceding paragraph, the Company shall deliver shares of Common Stock, including the Additional Shares, in accordance with Section 14.02, subject to the provisions set forth in Section 14.08. If the consideration for Common Stock in any Make-Whole Fundamental Change described in clause (b) of the definition of Fundamental Change is composed entirely of cash, then for any exchange of Notes with an Exchange Date on or after the Effective Date of such Make-Whole Fundamental Change, the Exchange Obligation shall be calculated based solely on the Stock Price for the transaction and shall be deemed to be an amount of cash per $1,000 principal amount of exchanged Notes equal to the Exchange Rate (including any adjustment for Additional Shares), multiplied by such Stock Price. The Company shall notify the Holders of the Effective Date of any Make-Whole Fundamental Change no later than five Business Days after such Effective Date.

(b)  The number of Additional Shares, if any, by which the Exchange Rate shall be increased shall be determined by reference to the table below, based on the date on which the Make-Whole Fundamental Change occurs or becomes effective (the “Effective Date”) and the Stock Price for such Make-Whole Fundamental Change. If the holders of the Common Stock receive in exchange for their Common Stock only cash in a Make-Whole Fundamental Change described in clause (b) of the definition of Fundamental Change, the Stock Price shall be the cash amount paid per share. Otherwise, the Stock Price shall be the average of the Last Reported Sale Prices of the Common Stock over the five consecutive Trading Day period ending on, and including, the Trading Day immediately preceding the Effective Date of the Make-Whole Fundamental Change.

(c)  The Stock Prices set forth in the column headings of the table below shall be adjusted as of any date on which the Exchange Rate of the Notes is otherwise adjusted. The adjusted Stock Prices shall equal the Stock Prices immediately prior to such adjustment, multiplied by a fraction, the numerator of which is the Exchange Rate immediately prior to such adjustment giving rise to the Stock Price adjustment and the denominator of which is the Exchange Rate as so adjusted. The number of Additional Shares set forth in the table below shall be adjusted in the same manner and at the same time as the Exchange Rate as set forth in Section 14.05.

(d)  The following table sets forth the number of Additional Shares by which the Exchange Rate shall be increased per $1,000 principal amount of Notes pursuant to this Section 14.03 for each Stock Price and Effective Date set forth below:

Stock Price

Effective Date	$10.00	$10.75	$11.50	$13.00	$14.95	$17.50	$20.00	$25.00	$30.00	$35.00
December 27, 2021	13.0434	13.0434	13.0434	13.0434	13.0434	9.1322	5.8367	2.1209	0.4686	0.0000
December 15, 2022	13.0434	13.0434	13.0434	13.0434	13.0434	8.2239	5.1144	1.7023	0.2809	0.0000
December 15, 2023	13.0434	13.0434	13.0434	13.0434	11.4575	6.8563	4.0491	1.1164	0.0729	0.0000
December 15, 2024	13.0434	13.0434	13.0434	13.0434	8.8614	4.8489	2.5531	0.4093	0.0000	0.0000
December 15, 2025	13.0434	13.0434	13.0434	8.9077	4.7534	1.9271	0.6125	0.0000	0.0000	0.0000
December 15, 2026	13.0434	6.0667	0.0000	0.0000	0.0000	0.0000	0.0000	0.0000	0.0000	0.0000

The exact Stock Price and Effective Date may not be set forth in the table above, in which case:

(i)  if the Stock Price is between two Stock Prices in the table above or the Effective Date is between two dates in the table above, the number of Additional Shares by which the Exchange Rate shall be increased shall be determined by a straight-line interpolation between the number of Additional Shares set forth for the higher and lower Stock Prices and the earlier and later dates in the table above, as applicable, based on a 365- or 366-day year, as applicable;

(ii)  if the Stock Price is greater than $35.00 per share (subject to adjustment in the same manner as the Stock Prices set forth in the column headings of the table above pursuant to subsection (c) above), no Additional Shares shall be added to the Exchange Rate; and

(iii)  if the Stock Price is less than $10.00 per share (subject to adjustment in the same manner as the Stock Prices set forth in the column headings of the table above pursuant to subsection (c) above), no Additional Shares shall be added to the Exchange Rate.

68

Notwithstanding the foregoing, in no event shall the Exchange Rate per $1,000 principal amount of Notes exceed 99.9999 shares of Common Stock, subject to adjustment in the same manner as the Exchange Rate pursuant to Section 14.05, but excluding any applicable adjustment pursuant to Section 4.10(d).

(e)  Nothing in this Section 14.03 shall prevent an adjustment to the Exchange Rate pursuant to Section 14.05 in respect of a Make-Whole Fundamental Change.

Section 14.04  Payment of Redemption Make-Whole Amount to Notes Surrendered in Connection with Optional Redemption. Upon any exchange of Notes subject to redemption during the applicable Redemption Period, the Parent will, in addition to the other consideration payable or deliverable in connection with such exchange, make an interest make-whole payment to the exchanging Holder equal to the aggregate dollar value of all interest that would have been made on the Notes to be exchanged had such Notes remained outstanding from the date the applicable Redemption Notice is delivered to Holders through the Maturity Date (the “Redemption Make-Whole Amount”). The Parent may irrevocably elect in the applicable Redemption Notice to pay the Redemption Make-Whole Amount in cash or by delivery of a number of shares of Common Stock equal to (a) the Redemption Make-Whole Amount divided by (b) the arithmetic average of the Daily VWAP for each of the five Trading Days immediately following the Redemption Notice Date (plus cash in lieu of any fractional shares of Common Stock).

Section 14.05  Adjustment of Exchange Rate. The Exchange Rate shall be adjusted as set forth below, except that the Parent and the Company shall not make any adjustments to the Exchange Rate if Holders participate (other than in the case of (x) a share split or share combination or (y) a tender or exchange offer), at the same time and upon the same terms as holders of the Common Stock and solely as a result of holding the Notes, in any of the transactions described in this Section 14.05, without having to exchange their Notes, as if they held a number of shares of Common Stock equal to the Exchange Rate, multiplied by the principal amount (expressed in thousands) of Notes held by such Holder.

(a)  If the Parent exclusively issues shares of Common Stock as a dividend or distribution on shares of the Common Stock, or if the Parent effects a share split or share combination, the Exchange Rate shall be adjusted based on the following formula:

where,

ER0 =     the Exchange Rate in effect immediately prior to the open of business on the Ex-Dividend Date of such dividend or distribution, or immediately prior to the open of business on the Effective Date of such share split or share combination, as applicable;

ER1 =     the Exchange Rate in effect immediately after the open of business on such Ex-Dividend Date or Effective Date, as applicable;

69

OS0 =     the number of shares of Common Stock outstanding immediately prior to the open of business on such Ex-Dividend Date or Effective Date, as applicable; and

OS1 =     the number of shares of Common Stock outstanding immediately after giving effect to such dividend, distribution, share split or share combination, as applicable.

Any adjustment made under this Section 14.05(a) shall become effective immediately after the open of business on the Ex-Dividend Date for such dividend or distribution, or immediately after the open of business on the Effective Date for such share split or share combination, as applicable. If any dividend or distribution of the type described in this Section 14.05(a) is declared but not so paid or made, or any share split or combination of the type described in this Section 14.05(a) is announced but the outstanding shares of Common Stock are not split or combined, as the case may be, the Exchange Rate shall be immediately readjusted, effective as of the date the Parent Board of Directors determines not to pay such dividend or distribution, or not to split or combine the outstanding shares of Common Stock, as the case may be, to the Exchange Rate that would then be in effect if such dividend or distribution had not been declared or such share split or combination had not been announced.

(b)  If the Parent issues to all or substantially all holders of the Common Stock any rights, options or warrants (other than pursuant to a stockholders rights plan) entitling them, for a period of not more than 45 calendar days after the announcement date of such issuance, to subscribe for or purchase shares of the Common Stock at a price per share that is less than the average of the Last Reported Sale Prices of the Common Stock for the 10 consecutive Trading Day period ending on, and including, the Trading Day immediately preceding the date of announcement of such issuance, the Exchange Rate shall be increased based on the following formula:

where,

ER0	=	the Exchange Rate in effect immediately prior to the open of business on the Ex-Dividend Date for such issuance;

ER1	=	the Exchange Rate in effect immediately after the open of business on such Ex-Dividend Date;

OS0	=	the number of shares of Common Stock outstanding immediately prior to the open of business on such Ex-Dividend Date;

X	=	the total number of shares of Common Stock issuable pursuant to such rights, options or warrants; and

Y	=	the number of shares of Common Stock equal to the aggregate price payable to exercise such rights, options or warrants, divided by the average of the Last Reported Sale Prices of the Common Stock over the 10 consecutive Trading Day period ending on, and including, the Trading Day immediately preceding the date of announcement of the issuance of such rights, options or warrants.

70

Any increase made under this Section 14.05(b) shall be made successively whenever any such rights, options or warrants are issued and shall become effective immediately after the open of business on the Ex-Dividend Date for such issuance. To the extent that shares of the Common Stock are not delivered after the expiration of such rights, options or warrants, the Exchange Rate shall be decreased to the Exchange Rate that would then be in effect had the increase with respect to the issuance of such rights, options or warrants been made on the basis of delivery of only the number of shares of Common Stock actually delivered. If such rights, options or warrants are not so issued, the Exchange Rate shall be decreased to the Exchange Rate that would then be in effect if such Ex-Dividend Date for such issuance had not occurred.

For purposes of this Section 14.05(b), in determining whether any rights, options or warrants entitle the holders of Common Stock to subscribe for or purchase shares of the Common Stock at a price per share that is less than such average of the Last Reported Sale Prices of the Common Stock for the applicable 10 consecutive Trading Day period ending on, and including, the Trading Day immediately preceding the date of announcement of such issuance, and in determining the aggregate offering price of such shares of Common Stock, there shall be taken into account any consideration received by the Parent for such rights, options or warrants and any amount payable on exercise or conversion thereof, the value of such consideration, if other than cash, to be determined by the Parent Board of Directors.

(c)  If the Parent distributes shares of its Capital Stock, evidences of its Indebtedness, other assets or property of the Parent or rights, options or warrants to acquire its Capital Stock or other securities of the Parent, to all or substantially all holders of the Common Stock, excluding (i) dividends, distributions or issuances as to which an adjustment is required (or would be required, disregarding the Deferral Exception) pursuant to Section 14.05(a) or Section 14.05(b), (ii) rights issued pursuant to a stockholders right plan, except as set forth in Section 14.11, (iii) dividends or distributions paid exclusively in cash as to which an adjustment is required (or would be required, disregarding the Deferral Exception) pursuant to Section 14.05(d), (iv) distributions of Reference Property in a Common Stock Change Event, as to which the provisions set forth in Section 14.08(a) shall apply and (v) Spin-Offs as to which the provisions set forth below in this Section 14.05(c) shall apply (any of such shares of Capital Stock, evidences of Indebtedness, other assets or property or rights, options or warrants to acquire Capital Stock or other securities, the “Distributed Property”), then the Exchange Rate shall be increased based on the following formula:

where,

ER0	=	the Exchange Rate in effect immediately prior to the open of business on the Ex-Dividend Date for such distribution;

71

ER1	=	the Exchange Rate in effect immediately after the open of business on the Ex-Dividend Date for such distribution;

SP0	=	the average of the Last Reported Sale Prices of the Common Stock over the 10 consecutive Trading Day period ending on, and including, the Trading Day immediately preceding the Ex-Dividend Date for such distribution; and

FMV	=	the fair market value (as determined by the Parent Board of Directors), as of the Ex-Dividend Date for such distribution, of the Distributed Property distributed with respect to each outstanding share of the Common Stock.

Any increase made under the portion of this Section 14.05(c) above shall become effective immediately after the open of business on the Ex-Dividend Date for such distribution. If such distribution is not so paid or made, the Exchange Rate shall be decreased to the Exchange Rate that would then be in effect if such distribution had not been declared. Notwithstanding the foregoing, if “FMV” (as defined above) is equal to or greater than “SP0” (as defined above), then, in lieu of the foregoing increase, each Holder shall receive, in respect of each $1,000 principal amount thereof, at the same time and upon the same terms as holders of the Common Stock, the amount and kind of Distributed Property such Holder would have received if such Holder owned a number of shares of Common Stock equal to the Exchange Rate in effect on the Ex-Dividend Date for the distribution. If the Parent Board of Directors determines the “FMV” (as defined above) of any distribution for purposes of this Section 14.05(c) by reference to the actual or when-issued trading market for any securities, it shall in doing so consider the prices in such market over the same period used in computing the Last Reported Sale Prices of the Common Stock over the 10 consecutive Trading Day period ending on, and including, the Trading Day immediately preceding the Ex-Dividend Date for such distribution.

With respect to an adjustment pursuant to this Section 14.05(c) where there has been a payment of a dividend or other distribution on the Common Stock of shares of Capital Stock of any class or series, or similar equity interest, of or relating to a Subsidiary or other business unit of the Parent, that are, or, when issued, will be, listed or admitted for trading on a U.S. national securities exchange (a “Spin-Off”), the Exchange Rate shall be increased based on the following formula:

where,

ER0	=	the Exchange Rate in effect immediately prior to the close of business on the last Trading Day of the Spin-Off Valuation Period;

ER1	=	the Exchange Rate in effect immediately after the close of business on the last Trading Day of the Spin-Off Valuation Period;

FMV0	=	the average of the Last Reported Sale Prices of the Capital Stock or similar equity interest distributed to holders of the Common Stock applicable to one share of the Common Stock (determined by reference to the definition of Last Reported Sale Price as set forth in Section 1.01 as if references therein to Common Stock were to such Capital Stock or similar equity interest) over the first 10 consecutive Trading Day period after, and including, the Ex-Dividend Date of the Spin-Off (the “Spin-Off Valuation Period”); and

MP0	=	the average of the Last Reported Sale Prices of the Common Stock over the Spin-Off Valuation Period.

72

The adjustment to the Exchange Rate under the preceding paragraph shall occur on the last Trading Day of the Spin-Off Valuation Period; provided that in respect of any exchange of Notes with an Exchange Date occurring during the Spin-Off Valuation Period, references in the portion of this Section 14.05(c) related to Spin-Offs with respect to 10 Trading Days shall be deemed to be replaced with such lesser number of Trading Days as have elapsed from, and including, the Ex-Dividend Date of such Spin-Off to, and including, such Exchange Date in determining the Exchange Rate applicable to such exchange.

For purposes of this Section 14.05(c) (and subject in all respect to Section 14.11), rights, options or warrants distributed by the Parent to all holders of the Common Stock entitling them to subscribe for or purchase shares of the Parent’s Capital Stock, including Common Stock (either initially or under certain circumstances), which rights, options or warrants, until the occurrence of a specified event or events (“Trigger Event”): (i) are deemed to be transferred with such shares of the Common Stock; (ii) are not exercisable; and (iii) are also issued in respect of future issuances of the Common Stock, shall be deemed not to have been distributed for purposes of this Section 14.05(c) (and no adjustment to the Conversion Rate under this Section 14.05(c) will be required) until the occurrence of the earliest Trigger Event, whereupon such rights, options or warrants shall be deemed to have been distributed and an appropriate adjustment (if any is required) to the Conversion Rate shall be made under this Section 14.05(c). If any such right, option or warrant, including any such existing rights, options or warrants distributed prior to the date of this Indenture, are subject to events, upon the occurrence of which such rights, options or warrants become exercisable to purchase different securities, evidences of indebtedness or other assets, then the date of the occurrence of any and each such event shall be deemed to be the date of distribution and Ex-Dividend Date with respect to new rights, options or warrants with such rights (in which case the existing rights, options or warrants shall be deemed to terminate and expire on such date without exercise by any of the holders thereof). In addition, in the event of any distribution (or deemed distribution) of rights, options or warrants, or any Trigger Event or other event (of the type described in the immediately preceding sentence) with respect thereto that was counted for purposes of calculating a distribution amount for which an adjustment to the Conversion Rate under this Section 14.05(c) was made, (1) in the case of any such rights, options or warrants that shall all have been redeemed or purchased without exercise by any holders thereof, upon such final redemption or purchase (x) the Conversion Rate shall be readjusted as if such rights, options or warrants had not been issued and (y) the Conversion Rate shall then again be readjusted to give effect to such distribution, deemed distribution or Trigger Event, as the case may be, as though it were a cash distribution, equal to the per share redemption or purchase price received by a holder or holders of Common Stock with respect to such rights, options or warrants (assuming such holder had retained such rights, options or warrants), made to all holders of Common Stock as of the date of such redemption or purchase, and (2) in the case of such rights, options or warrants that shall have expired or been terminated without exercise by any holders thereof, the Conversion Rate shall be readjusted as if such rights, options and warrants had not been issued. The Trustee shall have no liability or responsibility for determining whether any Trigger Event has occurred or for making any calculation in connection therewith.

73

For purposes of Section 14.05(a), Section 14.05(b) and this Section 14.05(c), if any dividend or distribution to which this Section 14.05(c) is applicable also includes one or both of:

(A)  a dividend or distribution of shares of Common Stock to which Section 14.05(a) is applicable (the “Clause A Distribution”); or

(B)  a dividend or distribution of rights, options or warrants to which Section 14.05(b) is applicable (the “Clause B Distribution”),

then, in either case, (1) such dividend or distribution, other than the Clause A Distribution and the Clause B Distribution, shall be deemed to be a dividend or distribution to which this Section 14.05(c) is applicable (the “Clause C Distribution”) and any Conversion Rate adjustment required by this Section 14.05(c) with respect to such Clause C Distribution shall then be made, and (2) the Clause A Distribution and Clause B Distribution shall be deemed to immediately follow the Clause C Distribution and any Conversion Rate adjustment required by Section 14.05(a) and Section 14.05(b) with respect thereto shall then be made, except that, if determined by the Company (I) the “Ex-Dividend Date” of the Clause A Distribution and the Clause B Distribution shall be deemed to be the Ex-Dividend Date of the Clause C Distribution and (II) any shares of Common Stock included in the Clause A Distribution or Clause B Distribution shall be deemed not to be “outstanding immediately prior to the open of business on such Ex-Dividend Date or Effective Date” within the meaning of Section 14.05(a) or “outstanding immediately prior to the open of business on such Ex-Dividend Date” within the meaning of Section 14.05(b).

(d)  If any cash dividend or distribution is made to all or substantially all holders of the Common Stock, the Exchange Rate shall be adjusted based on the following formula:

where,

ER0	=	the Exchange Rate in effect immediately prior to the open of business on the Ex-Dividend Date for such dividend or distribution;

ER1	=	the Exchange Rate in effect immediately after the open of business on the Ex-Dividend Date for such dividend or distribution;

SP0	=	the Last Reported Sale Price of the Common Stock on the Trading Day immediately preceding the Ex-Dividend Date for such dividend or distribution; and

C	=	the amount in cash per share the Parent distributes to all or substantially all holders of the Common Stock.

74

Any increase pursuant to this Section 14.05(d) shall become effective immediately after the open of business on the Ex-Dividend Date for such dividend or distribution. If such dividend or distribution is not so paid, the Exchange Rate shall be decreased, effective as of the date the Parent Board of Directors determines not to make or pay such dividend or distribution, to be the Exchange Rate that would then be in effect if such dividend or distribution had not been declared. Notwithstanding the foregoing, if “C” (as defined above) is equal to or greater than “SP0” (as defined above), then, in lieu of the foregoing increase, each Holder shall receive, for each $1,000 principal amount of Notes, at the same time and upon the same terms as holders of shares of the Common Stock, the amount of cash that such Holder would have received if such Holder owned a number of shares of Common Stock equal to the Exchange Rate in effect on the Ex-Dividend Date for such cash dividend or distribution.

(e)  If the Parent or any of its Subsidiaries make a payment in respect of a tender or exchange offer for the Common Stock, to the extent that the cash and value of any other consideration included in the payment per share of the Common Stock exceeds the average of the Last Reported Sale Prices of the Common Stock over the 10 consecutive Trading Day period (such period, the “Tender/Exchange Offer Valuation Period”) commencing on, and including, the Trading Day next succeeding the last date on which tenders or exchanges may be made pursuant to such tender or exchange offer, the Exchange Rate shall be increased based on the following formula:

where,

ER0	=	the Exchange Rate in effect immediately prior to the close of business on the last Trading Day of the Tender/Exchange Offer Valuation Period;

ER1	=	the Exchange Rate in effect immediately after the close of business on the last Trading Day of the Tender/Exchange Offer Valuation Period;

AC	=	the aggregate value of all cash and any other consideration (as determined by the Parent Board of Directors) paid or payable for shares of Common Stock purchased in such tender or exchange offer;

OS0	=	the number of shares of Common Stock outstanding immediately prior to the time such tender or exchange offer expires (prior to giving effect to the purchase or exchange of all shares of Common Stock accepted for purchase or exchange in such tender or exchange offer);

OS1	=	the number of shares of Common Stock outstanding immediately after the time such tender or exchange offer expires (after giving effect to the purchase or exchange of all shares of Common Stock accepted for purchase or exchange in such tender or exchange offer); and

SP1	=	the average of the Last Reported Sale Prices of the Common Stock over the Tender/Exchange Offer Valuation Period.

provided, however, that the Exchange Rate will in no event be adjusted down pursuant to the provisions described in this Section 14.05(e), except to the extent provided in the second immediately following paragraph.

75

The adjustment to the Exchange Rate pursuant to this Section 14.05(e) shall occur on the last Trading Day of the Tender/Exchange Offer Valuation Period; provided that in respect of any exchange of Notes with an Exchange Date occurring during the Tender/Exchange Offer Valuation Period, references in this Section 14.05(e) with respect to 10 Trading Days shall be deemed to be replaced with such lesser number of Trading Days as have elapsed from, and including, the Trading Day next succeeding the last date on which tenders or exchanges may be made pursuant to such tender or exchange offer to, and including, such Exchange Date in determining the Exchange Rate applicable to such exchange.

To the extent such tender or exchange offer is announced but not consummated (including as a result of being precluded from consummating such tender or exchange offer under applicable law), or any purchases or exchanges of shares of Common Stock in such tender or exchange offer are rescinded, the Exchange Rate will be readjusted to the Exchange Rate that would then be in effect had the adjustment been made on the basis of only the purchases or exchanges of shares of Common Stock, if any, actually made, and not rescinded, in such tender or exchange offer.

(f)  Notwithstanding this Section 14.05 or any other provision of this Indenture or the Notes, if an Exchange Rate adjustment becomes effective on any Ex-Dividend Date, and a Holder that has exchanged its Notes with an Exchange Date occurring on such Ex-Dividend Date would be treated as the record holder of the shares of Common Stock as of such Ex-Dividend Date as described under Section 14.02(i) based on such adjusted Exchange Rate, then, notwithstanding the Exchange Rate adjustment provisions in this Section 14.05, for purposes of such exchange, such Exchange Rate adjustment shall not be made. Instead, such Holder shall be treated as if such Holder were the record owner of the shares of Common Stock on an unadjusted basis and participate in the related dividend, distribution or other event giving rise to such adjustment.

(g)  Except as stated in this Indenture, the Parent shall not adjust the Exchange Rate for the issuance of shares of the Common Stock or any securities convertible into or exchangeable for shares of the Common Stock or the right to purchase shares of the Common Stock or such convertible or exchangeable securities.

76

(h)  In addition to those adjustments required by clauses (a), (b), (c), (d) and (e) of this Section 14.05, and to the extent permitted by applicable law and subject to applicable stock exchange rules, the Parent from time to time may increase the Exchange Rate by any amount for a period of at least 20 Business Days if the Parent Board of Directors determines that such increase would be in the Parent’s best interest. In addition, to the extent permitted by applicable law and subject to applicable stock exchange rules, the Parent may (but is not required to) increase the Exchange Rate to avoid or diminish any income tax to holders of Common Stock or rights to purchase Common Stock in connection with a dividend or distribution of shares of Common Stock (or rights to acquire shares of Common Stock) or similar event. Whenever the Exchange Rate is increased pursuant to either of the preceding two sentences, the Parent shall send to each Holder a notice of the increase at least 15 days prior to the date the increased Exchange Rate takes effect, and such notice shall state the increased Exchange Rate and the period during which it will be in effect.

(i)  Notwithstanding anything to the contrary in this Article XIV, the Exchange Rate shall not be adjusted:

(i)  upon the issuance of any shares of Common Stock pursuant to any present or future plan providing for the reinvestment of dividends or interest payable on the Parent’s securities and the investment of additional optional amounts in shares of Common Stock under any plan;

(ii)  upon the issuance of any shares of Common Stock or options or rights to purchase those shares pursuant to any present or future employee, director or consultant benefit plan or program of or assumed by the Parent or any of the Parent’s Subsidiaries;

(iii)  upon the issuance of any shares of the Common Stock pursuant to any option, warrant, right or exercisable, exchangeable or convertible security not described in clause (ii) of this subsection and outstanding as of the date the Notes were first issued

(iv)  upon the repurchase of shares of Common Stock pursuant to an open-market share repurchase program, including pursuant to structured or derivative transactions such as accelerated share repurchase transactions or similar forward derivatives, or other buy-back transaction, in each case, that is not a tender offer or exchange offer of the nature described in Section 14.05(e);

(v)  solely for a change in the par value of the Common Stock; or

(vi)  for accrued and unpaid interest, if any.

(j)  The Parent shall not adjust the Exchange Rate pursuant to clauses (a), (b), (c), (d) or (e) of this Section 14.05 unless such adjustment would result in a change of at least 1% of the then effective Exchange Rate. However, the Parent shall carry forward any adjustment to the Exchange Rate that the Parent would otherwise have to make and take that adjustment into account in any subsequent adjustment. Notwithstanding the foregoing, all such carried-forward adjustments shall be made with respect to the Notes (i) in connection with any subsequent adjustment to the Exchange Rate of at least 1% of the Exchange Rate (when such carried-forward adjustments are taken into account) when taken together with all prior deferred adjustments that have not yet been given effect; and (ii) (x) on the Exchange Date for any Notes, (y) upon the occurrence of a Make-Whole Fundamental Change pursuant to Section 15.03, and (z) upon the occurrence of an Optional Redemption pursuant to Section 16.01.

77

(k)  All calculations and other determinations under this Article XIV shall be made by the Parent and shall be made to the nearest one-ten thousandth (1/10,000th) of a share.

(l)  Whenever the Exchange Rate is adjusted as provided in this Indenture, the Parent shall promptly file with the Trustee (and the Exchange Agent if not the Trustee) an Officer’s Certificate setting forth the Exchange Rate after such adjustment and setting forth a brief statement of the facts requiring such adjustment. Unless and until a Responsible Officer of the Trustee shall have received such Officer’s Certificate, the Trustee shall not be deemed to have knowledge of any adjustment of the Exchange Rate and may assume without inquiry that the last Exchange Rate of which it has knowledge is still in effect. Promptly after delivery of such certificate, the Parent shall prepare a notice of such adjustment of the Exchange Rate setting forth the adjusted Exchange Rate and the date on which each adjustment becomes effective and shall send such notice of such adjustment of the Exchange Rate to each Holder. Failure to deliver such notice shall not affect the legality or validity of any such adjustment.

(m)  For purposes of this Section 14.05, the number of shares of Common Stock at any time outstanding shall not include shares of Common Stock held in the treasury of the Parent so long as the Parent does not pay any dividend or make any distribution on shares of Common Stock held in the treasury of the Parent, but shall include shares of Common Stock issuable in respect of scrip certificates issued in lieu of fractions of shares of Common Stock.

Section 14.06  Adjustments of Prices. Whenever any provision of this Indenture requires the Parent or the Company to calculate the Last Reported Sale Prices or Daily VWAPs over a span of multiple days (including to calculate the Stock Price), the Parent or the Company, as applicable, shall make appropriate adjustments, if any, to each to account for any adjustment to the Exchange Rate that becomes effective, or any event requiring an adjustment to the Exchange Rate where the Ex-Dividend Date of the event occurs, at any time during the period when the Last Reported Sale Prices or Daily VWAPs are to be calculated.

Section 14.07  Reservation of Shares. The Parent shall reserve out of its authorized but unissued shares or shares held in treasury, sufficient shares of Common Stock to provide for conversion of the Notes from time to time as such Notes are presented for conversion (assuming the delivery of the maximum number of Additional Shares pursuant to Section 14.03 and that at the time of computation of such number of shares, all such Notes would be converted by a single Holder).

Section 14.08  Effect of Recapitalizations, Reclassifications and Changes of the Common Stock. (a) In the case of:

(i)  any recapitalization, reclassification or change of the Common Stock (other than a change in par value or changes resulting from a subdivision or combination),

(ii)  any consolidation, merger or combination involving the Parent,

78

(iii)  any sale, lease or other transfer to a third-party of the consolidated assets of the Parent and the Parent’s Subsidiaries substantially as an entirety, or

(iv)  any statutory share exchange,

in each case, as a result of which the Common Stock would be converted into, or exchanged for, stock, other securities, other property or assets, including cash or any combination thereof (such transaction, a “Common Stock Change Event,” and such stock, securities, property, asset or cash, “Reference Property,” and the amount and kind of reference property that a holder of one share of Common Stock would be entitled to receive on account of such Common Stock Change Event (without giving effect to any arrangement not to issue fractional shares of securities or other property), a “Reference Property Unit”), then, notwithstanding anything to the contrary in this Indenture or the Notes, from and after the effective time of such Common Stock Change Event, (x) the consideration due upon exchange of any Note, and the conditions to any such exchange, will be determined in the same manner as if each reference to any number of shares of Common Stock in this Article XIV (or in any related definitions) were instead a reference to the same number of Reference Property Units; (y) for purposes of Section 16.01, each reference to any number of shares of Common Stock in such Section (or in any related definitions) will instead be deemed to be a reference to the same number of Reference Property Units; and (z) for purposes of the definition of “Fundamental Change” and “Make-Whole Fundamental Change,” the term “Common Stock” and “Common Equity” will be deemed to mean the common equity, if any, forming part of such Reference Property. For these purposes, (x) the Daily VWAP of any Reference Property Unit or portion thereof that consists of a class of common equity securities will be determined by reference to the definition of “Daily VWAP,” substituting, if applicable, the Bloomberg page for such class of securities in such definition; and (y) the Daily VWAP of any Reference Property Unit or portion thereof that does not consist of a class of common equity securities, and the Last Reported Sale Price of any Reference Property Unit or portion thereof that does not consist of a class of securities, will be the fair value of such Reference Property Unit or portion thereof, as applicable, determined in good faith by the Company (or, in the case of cash denominated in U.S. dollars, the face amount thereof).

If the Common Stock Change Event causes the Common Stock to be converted into, or exchanged for, the right to receive more than a single type of consideration (determined based in part upon any form of stockholder election), then (i) the Reference Property will be deemed to be the weighted average of the types and amounts of consideration actually received by the holders of Common Stock and (ii) the Reference Property Unit for purposes of the immediately preceding paragraph shall refer to the consideration referred to in clause (i) attributable to one share of Common Stock. If the holders of the Common Stock receive only cash in such Common Stock Change Event, then for all exchanges for which the relevant Exchange Date occurs after the effective date of such Common Stock Change Event (A) the consideration due upon conversion of each $1,000 principal amount of Notes shall be solely cash in an amount equal to the Exchange Rate in effect on the Exchange Date (as may be increased by any Additional Shares pursuant to Section 14.03), multiplied by the price paid per share of Common Stock in such Common Stock Change Event and (B) the Parent shall satisfy the Exchange Obligation by paying cash to converting Holders on or before the second Business Day immediately following the relevant Exchange Date. The Parent shall notify Holders, the Trustee and the Exchange Agent (if other than the Trustee) of such weighted average as soon as practicable after such determination is made.

79

At or before the effective time of such Common Stock Change Event, the Parent and the resulting, surviving or transferee Person (if not the Parent) of such Common Stock Change Event (the “Successor Person”) will execute and deliver to the Trustee a supplemental indenture pursuant to Section 10.01(i), which supplemental indenture will (x) provide for subsequent exchanges of Notes in the manner set forth in this Section 14.08, (y) provide for subsequent adjustments to the Exchange Rate pursuant to Section 14.05 in a manner consistent with this Section 14.08 and (z) contain such other provisions as the Parent reasonably determines are appropriate to preserve the economic interests of the Holders and to give effect to the provisions of this Section 14.08.

If the Reference Property in respect of any Common Stock Change Event includes shares of stock, other securities or other property or assets of a Person other than the Parent or the Successor Person, as the case may be, in such Common Stock Change Event, then such other Person will also execute such supplemental indenture, and such supplemental indenture will contain such additional provisions to protect the interests of the Holders, including the right of Holders to require the Parent to repurchase their Notes upon a Fundamental Change, as the Parent Board of Directors reasonably considers necessary by reason of the foregoing. The Parent shall not become a party to any Common Stock Change Event unless its terms are consistent with the foregoing.

(b)  Notice of Common Stock Change Events. The Parent will provide notice of each Common Stock Change Event to Holders no later than the effective date of such Common Stock Change Event.

(c)  Compliance Covenant. The Parent will not become a party to any Common Stock Change Event unless its terms are consistent with this Section 14.08.

Section 14.09  Certain Covenants(a)  The Parent covenants that all shares of Common Stock issued upon exchange of Notes will be fully paid and non-assessable by the Company and free from all taxes, liens and charges with respect to the issue thereof.

(b)  The Parent further covenants that if at any time the Common Stock shall be listed on any national securities exchange or automated quotation system the Parent will list and keep listed, so long as the Common Stock shall be so listed on such exchange or automated quotation system, any Common Stock issuable upon exchange of the Notes.

80

Section 14.10  Responsibility of Trustee. The Trustee and any other Exchange Agent shall not at any time be under any duty or responsibility to any Holder to make any calculations or determine the Exchange Rate (or any adjustment thereto) or whether any facts exist that may require any adjustment (including any increase) of the Exchange Rate, or with respect to the nature or extent or calculation of any such adjustment when made, or with respect to the method employed, or in this Indenture or in any supplemental indenture provided to be employed, in making the same. The Trustee and any other Exchange Agent shall not be accountable with respect to the validity or value (or the kind or amount) of any shares of Common Stock, or of any securities, property or cash that may at any time be issued or delivered upon the exchange of any Note; and the Trustee and any other Exchange Agent make no representations with respect thereto. Neither the Trustee nor any Exchange Agent shall be responsible for any failure of the Parent to issue, transfer or deliver any shares of Common Stock or stock certificates or other securities or property or cash upon the surrender of any Note for the purpose of exchange or to comply with any of the duties, responsibilities or covenants of the Parent contained in this Article. Without limiting the generality of the foregoing, neither the Trustee nor any Exchange Agent shall be under any responsibility to (a) determine whether a supplemental indenture needs to be entered into or (b) determine the correctness of any provisions contained in any supplemental indenture entered into pursuant to Section 14.08 relating either to the kind or amount of shares of stock or securities or property (including cash) receivable by Holders upon the exchange of their Notes after any event referred to in such Section 14.08 or to any adjustment to be made with respect thereto, but, subject to the provisions of Section 7.01, may accept (without any independent investigation) as conclusive evidence of the correctness of any such provisions, and shall be protected in conclusively relying upon, the Officer’s Certificate (which the Parent shall be obligated to file with the Trustee prior to the execution of any such supplemental indenture) with respect thereto.

The Trustee shall not be accountable for and makes no representation as to the validity or value of any securities or assets issued upon exchange of Notes. The Trustee shall not be responsible for the Parent’s failure to comply with this Article XIV. Each Exchange Agent (other than the Parent or an Affiliate of the Parent) shall have the same protection under this Section 14.10 as the Trustee.

Section 14.11  Stockholder Rights Plans. If the Parent has a stockholder rights plan in effect upon exchange of the Notes, each exchanging Holder will receive, in addition to any shares of Common Stock received in connection with the exchange of such Holder’s Notes, the rights under the stockholder rights plan, as the same may be amended from time to time. However, if, prior to any exchange of Notes, the rights have separated from the shares of Common Stock in accordance with the provisions of the applicable stockholder rights plan so that the Holders would not be entitled to receive any rights in respect of Common Stock, if any, issuable upon exchange of the Notes, the Exchange Rate shall be adjusted at the time of separation as if the Parent distributed to all or substantially all holders of the Common Stock Distributed Property as provided in Section 14.05(c), subject to readjustment in the event of the expiration, termination or redemption of such rights.

Section 14.12  [Reserved].

81

Section 14.13  Limits Upon Issuance of Shares of Common Stock Upon Exchange.

(a)  Notwithstanding anything to the contrary herein, no Person will be entitled to receive any shares of Common Stock otherwise deliverable upon exchange of the Notes to the extent, but only to the extent, that such receipt would cause such Person to become, directly or indirectly, a Beneficial Owner of more than 9.90% of the shares of the Common Stock outstanding at such time (such restriction, the “Ownership Limit”); provided, however, that this Section 14.13 will not apply to any Person that is subject to Section 16(a) or (b) of the Exchange Act with respect to the Parent by virtue of being deemed to be a “director” or “officer” of the Company within the meaning of Section 16 of the Exchange Act.  For purposes of this Section 14.13 only, a Person shall be deemed the “Beneficial Owner” of and shall be deemed to beneficially own any shares of Common Stock that such Person or any of such Person’s affiliates (as defined in Rule 12b-2 under the Exchange Act) or associates (as defined in Rule 12b-2 under the Exchange Act) is deemed to beneficially own, together with any shares of Common Stock beneficially owned by any other persons whose beneficial ownership would be aggregated with such Person for purposes of Section 13(d) of the Exchange Act (including any “group” of which such Person is a member).  For purposes of this Section 14.13, beneficial ownership shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder.  For the avoidance of doubt, the term “Beneficial Owner” as used in this Section 14.13 shall not include (i) (x) with respect to any Global Note, the nominee of the Depositary or any Person having an account with the Depositary or its nominee, and (y) with respect to any Physical Note, the Holder of such Physical Note unless, in each case of clause (x) and (y), such nominee, account holder or Holder shall also be a Beneficial Owner of such Note; and (ii) the number of shares of Common Stock that would be issuable upon (a) exchange of the remaining, unexchanged portion of any Notes beneficially owned by such Person or any of its affiliates or associates and any other persons whose beneficial ownership would be aggregated with such Person for purposes of Section 13(d) of the Exchange Act (including any “group” of which such Person is a member), and (b) exercise, exchange or conversion of the unexercised, unexchanged or unconverted portion of any of the Parent’s other securities subject to a limitation on exercise, exchange or conversion analogous to the limitation contained herein beneficially owned by such Person or any of its affiliates or associates and any other persons whose beneficial ownership would be aggregated with such Person for purposes of Section 13(d) of the Exchange Act (including without limitation, any “group” of which such Person is a member).

(b)  Any purported delivery of shares of Common Stock upon exchange of the Notes shall be void and have no effect to the extent, but only to the extent, that such delivery would result in any Person becoming the Beneficial Owner of shares of Common Stock outstanding at such time in excess of the Ownership Limit applicable to such Person.

(c)  When such Holder tenders Notes for exchange, that Holder must provide a certification to the Company as to whether the Person (or Persons) receiving shares of Common Stock upon exchange is, or would, as a result of such exchange, assuming settlement upon exchange, become the Beneficial Owner of shares of Common Stock outstanding at such time in excess of any Ownership Limit then applicable to such Person (or Persons); provided that in the case of a Global Note, compliance with the procedures of the Depositary in effect at that time for the exchange of Notes shall be deemed to be such Holder’s certification to the Company that the Person (or Persons) receiving shares of Common Stock upon exchange is, or would, as a result of such exchange, assuming settlement upon exchange, become the Beneficial Owner of shares of Common Stock outstanding at such time in excess of any Ownership Limit then applicable to such Person (or Persons).

(d)  If any delivery of shares of Common Stock otherwise owed to any Person (or Persons) upon exchange of the Notes is not made, in whole or in part, as a result of the Ownership Limit, the Parent’s obligation to make such delivery shall not be extinguished and, such Holder may either:

(i)  request the return of the Notes surrendered by such Holder for exchange, after which the Parent shall deliver such Notes to such Holder within two Trading Days after receipt of such request; or

82

(ii)  certify to the Parent that the Person (or Persons) receiving shares of Common Stock upon exchange is not, and would not, as a result of such delivery, become the Beneficial Owner of shares of Common Stock outstanding at such time in excess of the Ownership Limit, after which the Parent shall deliver any such shares of Common Stock withheld on account of such Ownership Limit by the later of (i) the date such shares were otherwise due to such Person (or Persons) and (ii) two Trading Days after receipt of such certification; provided, however, until such time as the affected Holder gives such notice, no Person shall be deemed to be the stockholder of record with respect to the shares of Common Stock otherwise deliverable upon exchange in excess of the Ownership Limit. Upon delivery of such notice, the provisions under Section 14.02 shall apply to the shares of Common Stock to be delivered pursuant to such notice.

(e)  Upon delivery of a written notice to the Company, any Holder may from time to time increase (with such increase not effective until the sixty-first (61st) day after delivery of such notice) or decrease the Ownership Limit of such Holder to any other percentage not in excess of 14.99% as specified in such notice; provided that (i) any such increase in the Ownership Limit will not be effective until the sixty-first (61st) day after such notice is delivered to the Company and (ii) any such increase or decrease will apply only to such Holder and not to any other Holder. No prior inability to convert such Notes pursuant to this paragraph shall have any effect on the applicability of the provisions of this paragraph with respect to any subsequent determination of convertibility.

(f)  The provisions of this Section 14.13 shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 14.13 to the extent necessary to correct this paragraph (or any portion of this paragraph) which may be defective or inconsistent with the intended beneficial ownership limitation contained in this Section 14.13 or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitation contained in this Section 14.13 may not be waived and shall apply to a successor holder of such Notes. Neither the Trustee nor the Exchange Agent shall have any responsibility to determine the Ownership Limit or whether the issuance of any shares results in a Holder having shares in excess of the Ownership Limit or otherwise determine or monitor compliance with the terms of this Section 14.13.

Article XV
REPURCHASE OF NOTES AT OPTION OF HOLDERS

Section 15.01  Repurchase at Option of Holders Upon a Fundamental Change. (a) If a Fundamental Change occurs at any time prior to the Maturity Date, each Holder shall have the right, at such Holder’s option, to require the Company to repurchase for cash all of such Holder’s Notes, or any portion of the principal amount thereof that is equal to $1,000 or an integral multiple of $1,000, on the date (the “Fundamental Change Repurchase Date”) specified by the Company that is not less than 20 Business Days or more than 35 Business Days following the date of the Fundamental Change Company Notice at a repurchase price equal to 100% of the principal amount of the Notes to be repurchased, plus accrued and unpaid interest thereon to, but excluding, the Fundamental Change Repurchase Date (the “Fundamental Change Repurchase Price”), unless the Fundamental Change Repurchase Date falls after a Regular Record Date but on or prior to the Interest Payment Date to which such Regular Record Date relates, in which case the Company shall instead pay the full amount of accrued and unpaid interest to Holders of record as of such Regular Record Date, and the Fundamental Change Repurchase Price shall be equal to 100% of the principal amount of the Notes to be repurchased pursuant to this Article XV.

83

(b)  Repurchases of Notes under this Section 15.01 shall be made, at the option of the Holder thereof, upon:

(i)  delivery to the Paying Agent by a Holder of a duly completed notice (the “Fundamental Change Repurchase Notice”) in the form set forth in Attachment 2 to the Form of Note attached to this Indenture as Exhibit A, if the Notes are Physical Notes, or in compliance with the Depositary’s procedures for surrendering interests in Global Notes, if the Notes are Global Notes, in each case on or before the close of business on the Business Day immediately preceding the Fundamental Change Repurchase Date (subject to postponement to comply with changes in applicable law after the date of this Indenture); and

(ii)  delivery of the Notes to be repurchased, if the Notes are Physical Notes, to the Paying Agent at any time after delivery of the Fundamental Change Repurchase Notice (together with all necessary endorsements for transfer) at the Corporate Trust Office of the Paying Agent, or book-entry transfer of the Notes, if the Notes are Global Notes, in compliance with the procedures of the Depositary, in each case such delivery being a condition to receipt by the Holder of the Fundamental Change Repurchase Price therefor.

The Fundamental Change Repurchase Notice in respect of any Notes to be repurchased shall state:

(i)  the certificate numbers of the Notes to be delivered for repurchase;

(ii)  the portion of the principal amount of Notes to be repurchased, which must be $1,000 or an integral multiple thereof; and

(iii)  that the Notes are to be repurchased by the Company pursuant to the applicable provisions of the Notes and this Indenture.

Notwithstanding anything to the contrary in the two preceding sentences, if the Notes are Global Notes, then the Holder must instead comply with the applicable Depositary procedures to exercise the Fundamental Change repurchase right.

Notwithstanding anything in this Indenture to the contrary, a Holder that has exercised its Fundamental Change repurchase right with respect to any Note may withdraw such exercise in accordance with Section 15.02.

84

The Paying Agent shall promptly notify the Company of the receipt by it of any Fundamental Change Repurchase Notice or written notice of withdrawal thereof or any corresponding exercise or withdrawal pursuant to the applicable Depositary procedures.

(c)  On or before the 20th calendar day after the occurrence of a Fundamental Change, the Company shall provide to all Holders and the Trustee and the Paying Agent (in the case of a Paying Agent other than the Trustee) a written notice (the “Fundamental Change Company Notice”) of the occurrence of the Fundamental Change and of the repurchase right at the option of the Holders arising as a result thereof. In the case of Physical Notes, such notice shall be by first class mail or, in the case of Global Notes, such notice shall be delivered in accordance with the applicable procedures of the Depositary. Each Fundamental Change Company Notice shall specify:

(i)  the events causing the Fundamental Change;

(ii)  the effective date of the Fundamental Change;

(iii)  the last date on which a Holder may exercise the repurchase right pursuant to this Article XV;

(iv)  the Fundamental Change Repurchase Price;

(v)  the Fundamental Change Repurchase Date;

(vi)  the name and address of the Paying Agent and the Exchange Agent, if applicable;

(vii)  if applicable, the Exchange Rate and any adjustments to the Exchange Rate as a result of the Fundamental Change;

(viii)  that the Notes with respect to which a Fundamental Change Repurchase Notice has been delivered by a Holder may be exchanged only if the Holder withdraws the Fundamental Change Repurchase Notice in accordance with the terms of this Indenture; and

(ix)  the procedures that Holders must follow to require the Company to repurchase their Notes.

No failure of the Company to give the foregoing notices and no defect therein shall limit the Holders’ repurchase rights or affect the validity of the proceedings for the repurchase of the Notes pursuant to this Section 15.01.

At the Company’s request, the Trustee shall give such notice in the Company’s name and at the Company’s expense; provided, however, that, in all cases, the text of such Fundamental Change Company Notice shall be prepared by the Company.

85

(d)  Notwithstanding the foregoing, no Notes may be repurchased by the Company on any date at the option of the Holders upon a Fundamental Change if the principal amount of the Notes has been accelerated, and such acceleration has not been rescinded, on or prior to such date (except in the case of an acceleration resulting from a Default by the Company in the payment of the Fundamental Change Repurchase Price with respect to such Notes). The Paying Agent will promptly return to the respective Holders thereof any Physical Notes held by it during the acceleration of the Notes (except in the case of an acceleration resulting from a Default by the Company in the payment of the Fundamental Change Repurchase Price with respect to such Notes), or any instructions for book-entry transfer of the Notes in compliance with the procedures of the Depositary shall be deemed to have been canceled, and, upon such return or cancellation, as the case may be, the Fundamental Change Repurchase Notice with respect thereto shall be deemed to have been withdrawn.

Section 15.02  Withdrawal of Fundamental Change Repurchase Notice. A Fundamental Change Repurchase Notice may be withdrawn (in whole or in part) by means of a written notice of withdrawal delivered to the Trustee and the Paying Agent in accordance with this Section 15.02 at any time prior to the close of business on the Business Day immediately preceding the Fundamental Change Repurchase Date, specifying:

(i)  the principal amount of the Notes with respect to which such notice of withdrawal is being submitted, and if Physical Notes have been issued, the certificate numbers of the Notes in respect of which such notice of withdrawal is being submitted, and

(ii)  the principal amount, if any, of such Notes that remain subject to the original Fundamental Change Repurchase Notice, which portion must be in principal amounts of $1,000 or an integral multiple of $1,000;

provided, however, that if the Notes are Global Notes, such Holder must instead comply with the applicable procedures of the Depositary to withdraw an exercise of the Fundamental Change repurchase right.

Section 15.03  Deposit of Fundamental Change Repurchase Price.

(a)  The Company will deposit with the Trustee (or other Paying Agent appointed by the Company, or if the Company is acting as its own Paying Agent, set aside, segregate and hold in trust as provided in Section 4.04) on or prior to 11:00 a.m., New York City time, on the Fundamental Change Repurchase Date an amount of money sufficient to repurchase all of the Notes to be repurchased at the appropriate Fundamental Change Repurchase Price. Subject to receipt of funds and/or Notes by the Trustee (or other Paying Agent appointed by the Company), payment for Notes that have been validly tendered for repurchase and not withdrawn prior to the close of business on the Business Day immediately preceding the Fundamental Change Repurchase Date, subject to postponement to comply with changes in applicable law after the date of this Indenture, will be made on the later of (i) the Fundamental Change Repurchase Date (provided the Holder has satisfied the conditions in Section 15.01) and (ii) the time of book-entry transfer or the delivery of the Notes to the Trustee (or other Paying Agent appointed by the Company) by the Holder thereof in the manner required by Section 15.01 by sending checks for the amount payable to the Holders of such Notes entitled thereto as they shall appear in the Note Register; provided, however, that payments to the Depositary shall be made by wire transfer of immediately available funds to the account of the Depositary or its nominee. The Trustee shall, promptly after such payment and upon written demand by the Company, return to the Company any funds in excess of the Fundamental Change Repurchase Price.

86

(b)  If by 11:00 a.m. New York City time, on the Fundamental Change Repurchase Date, the Trustee (or other Paying Agent appointed by the Company) holds money sufficient to pay the Fundamental Change Repurchase Price on the Fundamental Change Repurchase Date, then, with respect to the Notes that have been properly surrendered for repurchase and have not been validly withdrawn in accordance with the provisions of this Indenture, (i) such Notes will cease to be outstanding, (ii) interest will cease to accrue on such Notes (whether or not book-entry transfer of the Notes has been made or the Notes have been delivered to the Trustee or Paying Agent) and (iii) all other rights of the Holders of such Notes will terminate (other than the right to receive the Fundamental Change Repurchase Price), in each case, subject to the right of any Holder as of the close of business on any Regular Record Date to receive the related interest payment on the corresponding Interest Payment Date.

(c)  Upon surrender of a Note that is to be repurchased in part pursuant to Section 15.01, the Company shall execute and the Trustee shall authenticate and deliver to the Holder a new Note in an authorized denomination equal in principal amount to the unrepurchased portion of the Note surrendered.

Section 15.04  Covenant to Comply with Applicable Laws Upon Repurchase of Notes. In connection with any repurchase offer pursuant to this Article XV, the Company will, if required:

(a)  comply with the provisions of Rule 13e-4, Rule 14e-1 and any other tender offer rules under the Exchange Act that may then be applicable;

(b)  file a Schedule TO or any other required schedule under the Exchange Act; and

(c)  otherwise comply with all federal and state securities laws in connection with any offer by the Company to repurchase the Notes;

in each case, so as to permit the rights and obligations under this Article XV to be exercised in the time and in the manner specified in this Article XV.

Section 15.05  Repurchase of Notes by Third Party.

Notwithstanding the foregoing provisions of this Article XV, the Company shall not be required to repurchase, or to make an offer to repurchase, the Notes upon a Fundamental Change if (i) a third party makes such an offer in the same manner, at the same time and otherwise in compliance with the requirements for an offer made by the Company as set forth in this Article XV; and (ii) such third party repurchases all Notes properly surrendered and not validly withdrawn under its offer in the same manner, at the same time and otherwise in compliance with the requirements for an offer made by the Company as set forth in this Article XV.

87

Article XVI
OPTIONAL REDEMPTION

Section 16.01      Optional Redemption. The Notes shall not be redeemable by the Company prior to December 15, 2024. On or after December 15, 2024, the Company may redeem (an “Optional Redemption”) for cash all or any portion of the Notes, at the Redemption Price, if (a) the Last Reported Sale Price of the Common Stock has been at least 130% of the Exchange Price then in effect for at least 20 Trading Days (whether or not consecutive), including the Trading Day immediately preceding the Redemption Notice Date, during any 30 consecutive Trading Day period ending on, and including the Trading Day immediately preceding the Redemption Notice Date and (b) the offer and sale of all shares of Common Stock issuable upon exchange of all such Notes (including any shares issuable as part of the Redemption Make-Whole Amount) called for redemption by the Holders are registered pursuant to an effective registration statement under the Securities Act and such registration statement remains effective and usable, by such Holders to sell such shares of Common Stock, continuously during the period from, and including, the date the Redemption Notice is delivered to the Holders through, and including, the Redemption Date.

Section 16.02      Notice of Optional Redemption; Selection of Notes. (a) In case the Company exercises its Optional Redemption right to redeem all or, as the case may be, any part of the Notes pursuant to Section 16.01, it shall fix a date for redemption (each, a “Redemption Date”) and it or, at its written request, in the form of an Officer’s Certificate attaching such Notice received by the Trustee not less than 5 Business Days prior to the date such Redemption Notice is to be sent (or such shorter period of time as may be acceptable to the Trustee), the Trustee, in the name of and at the expense of the Company, shall deliver or cause to be delivered a notice of such Optional Redemption (a “Redemption Notice”) not less than 15 calendar nor more than 65 calendar days prior to the Redemption Date to each Holder of Notes so to be redeemed as a whole or in part; provided, however, that if the Company shall give such notice, it shall also give written notice of the Redemption Date to the Trustee, the Exchange Agent (if other than the Trustee) and the Paying Agent (if other than the Trustee). The Redemption Date must be a Business Day.

(b) The Redemption Notice, if delivered in the manner herein provided, shall be conclusively presumed to have been duly given, whether or not the Holder receives such notice. In any case, failure to give such Redemption Notice or any defect in the Redemption Notice to the Holder of any Note designated for redemption as a whole or in part shall not affect the validity of the proceedings for the redemption of any other Note.

(c) Each Redemption Notice shall specify:

(i)    the Redemption Date;

(ii)   the Redemption Price;

(iii)  that on the Redemption Date, the Redemption Price will become due and payable upon each Note to be redeemed, and that interest thereon, if any, shall cease to accrue on and after the Redemption Date;

88

(iv)  the place or places where such Notes are to be surrendered for payment of the Redemption Price;

(v)  that Holders called (or deemed called) for redemption may surrender their Notes for exchange at any time prior to the close of business on the Scheduled Trading Day immediately preceding the Redemption Date;

(vi) the procedures an exchanging Holder must follow to exchange its Notes in accordance with this Indenture;

(vii) the calculation of the Redemption Make-Whole Amount and the Parent’s irrevocable election as to whether the Redemption Make-Whole Amount will be payable in cash or shares of Common Stock as set forth in Section 14.04;

(viii) the CUSIP, ISIN or other similar numbers, if any, assigned to such Notes; and

(ix) in case any Note is to be redeemed in part only, the portion of the principal amount thereof to be redeemed and on and after the Redemption Date, upon surrender of such Note, a new Note in principal amount equal to the unredeemed portion thereof shall be issued, which principal amount must be $1,000 or an integral multiple thereof.

Other than the satisfaction of the requirements set forth in Section 16.01(b), a Redemption Notice shall be irrevocable and an Optional Redemption may not be conditional.

(d) If fewer than all of the outstanding Notes are to be redeemed, the Notes to be redeemed will be selected according to the Depositary’s applicable procedures, in the case of Notes represented by a Global Note, or, in the case of Notes represented by Physical Notes, by lot on a pro rata basis or by another method the Trustee deems to be appropriate and fair. If any Note selected for partial redemption is submitted for exchange in part after such selection, the portion of the Note submitted for exchange shall be deemed (so far as may be possible) to be the portion selected for redemption.

Section 16.03      Payment of Notes Called for Redemption. (a) If any Redemption Notice has been given in respect of the Notes in accordance with Section 16.02 and subject to the satisfaction of the requirements set forth in Section 16.01(b), the Notes shall become due and payable on the Redemption Date at the place or places stated in the Redemption Notice and at the applicable Redemption Price. On presentation and surrender of the Notes at the place or places stated in the Redemption Notice, the Notes shall be paid and redeemed by the Company at the applicable Redemption Price.

(b) Prior to 11:00 a.m. New York City time on the Redemption Date, the Company shall deposit with the Paying Agent or, if the Company or a Subsidiary of the Company is acting as the Paying Agent, shall segregate and hold in trust as provided in Section 7.05 an amount of cash (in immediately available funds if deposited on the Redemption Date), sufficient to pay the Redemption Price and the Redemption Make-Whole Amount of all of the Notes to be redeemed on such Redemption Date. Subject to receipt of funds by the Paying Agent, payment for the Notes to be redeemed shall be made on the Redemption Date for such Notes. The Paying Agent shall, promptly after such payment and upon written demand by the Company, return to the Company any funds in excess of the Redemption Price.

89

Section 16.04      Restrictions on Redemption. The Company may not redeem any Notes on any date if the principal amount of the Notes has been accelerated in accordance with the terms of this Indenture, and such acceleration has not been rescinded, on or prior to the Redemption Date (except in the case of an acceleration resulting from a Default by the Company in the payment of the Redemption Price with respect to such Notes).

Article XVII
MISCELLANEOUS PROVISIONS

Section 17.01      Provisions Binding on Successors. All the covenants, stipulations, promises and agreements of the Parent, the Company and each Guarantor contained in this Indenture shall bind its successors and assigns whether so expressed or not.

Section 17.02      Official Acts by Successor Corporation. Any act or proceeding by any provision of this Indenture authorized or required to be done or performed by any board, committee or Officer of the Parent, the Company or any Guarantor shall and may be done and performed with like force and effect by the like board, committee or officer of any corporation or other entity that shall at the time be the lawful successor of the Parent, the Company or any Guarantor.

Section 17.03      Addresses for Notices, Etc. Any notice or demand that by any provision of this Indenture is required or permitted to be given or served by the Trustee or by the Holders on the Parent, the Company or any Guarantor shall be deemed to have been sufficiently given or made, for all purposes if given or served by being deposited postage prepaid by registered or certified mail in a post office letter box addressed (until another address is filed by the Company with the Trustee) to 309 Pierce Street, Summerset, NJ 08873, Attention: Chief Financial Officer, or sent electronically in PDF format. Any notice, direction, request or demand under this Indenture to or upon the Trustee shall be deemed to have been sufficiently given or made, for all purposes, if given or served by being deposited postage prepaid by registered or certified mail in a post office letter box addressed to the Corporate Trust Office or sent electronically in PDF format.

The Trustee agrees to accept and act upon instructions or directions pursuant to this Indenture sent by unsecured e-mail, pdf, facsimile transmission or other similar unsecured electronic methods, provided, however, that the Trustee shall have received an incumbency certificate listing persons designated to give such instructions or directions and containing specimen signatures of such designated persons, which such incumbency certificate shall be amended and replaced whenever a person is to be added or deleted from the listing. If the Parent or the Company elects to give the Trustee e-mail or facsimile instructions (or instructions by a similar electronic method) and the Trustee in its discretion elects to act upon such instructions, the Trustee’s understanding of such instructions shall be deemed controlling. The Trustee shall not have any duty to confirm that the person sending any notice, instruction or other communication by electronic transmission (including by e-mail, facsimile transmission, web portal or other electronic methods) is, in fact, a person authorized to do so. Electronic signatures believed by the Trustee to comply with the ESIGN Act of 2000 or other applicable law (including electronic images of handwritten signatures and digital signatures provided by DocuSign, Orbit, Adobe Sign or any other digital signature provider acceptable to the Trustee) shall be deemed original signatures for all purposes. The Trustee shall not be liable for any losses, costs or expenses arising directly or indirectly from the Trustee’s reliance upon and compliance with such instructions notwithstanding such instructions conflict or are inconsistent with a subsequent written instruction. The Parent and the Company agree to assume all risks arising out of the use of such electronic methods to submit instructions and directions to the Trustee, including without limitation the risk of the Trustee acting on unauthorized instructions, and the risk or interception and misuse by third parties. Notwithstanding the foregoing, the Trustee may in any instance and in its sole discretion require that an original document bearing a manual signature be delivered to the Trustee in lieu of, or in addition to, any such electronic instruction or direction.

90

The Trustee, by notice to the Parent and the Company, may designate additional or different addresses for subsequent notices or communications.

Any notice or communication mailed to a Holder shall be mailed to it by first class mail, postage prepaid, at its address as it appears on the Note Register and shall be sufficiently given to it if so mailed within the time prescribed; provided that notices given to Holders of Global Notes may be given by electronic transmission to the facilities of the Depositary, and each such electronic transmission will be deemed to be notice “in writing.”

Failure to mail or transmit a notice or communication to a Holder or any defect in it shall not affect its sufficiency with respect to other Holders. If a notice or communication is mailed or transmitted in the manner provided above, it is duly given, whether or not the addressee receives it.

In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice to Holders by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose under this Indenture.

Section 17.04      Governing Law; Jurisdiction. THIS INDENTURE AND EACH NOTE AND GUARANTEE, AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS INDENTURE AND EACH NOTE AND GUARANTEE, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK.

Any legal action, suit or proceeding arising out of or in connection with the Indenture, the Notes or the Guarantees shall be brought exclusively in the courts of the State of New York or the courts of the United States located in the Southern District in the Borough of Manhattan, New York City, New York, and, by execution and delivery of this Indenture, each party hereto hereby accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of each such court. The Parent, the Company and each Guarantor irrevocably and unconditionally waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions, suits or proceedings arising out of or in connection with this Indenture brought in the courts of the State of New York or the courts of the United States located in the Southern District in the Borough of Manhattan, New York City, New York and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum.

91

Section 17.05      Evidence of Compliance with Conditions Precedent; Certificates and Opinions of Counsel to Trustee. Upon any application or demand by the Parent or the Company to the Trustee to take any action under any of the provisions of this Indenture, the Parent or the Company, as applicable, shall furnish to the Trustee an Officer’s Certificate and an Opinion of Counsel stating that such action is permitted by the terms of this Indenture and that all conditions precedent under the Indenture, if any, have been complied with.

Each Officer’s Certificate provided for, by or on behalf of the Parent or the Company in this Indenture and delivered to the Trustee with respect to compliance with this Indenture (other than the Officer’s Certificates provided for in Section 4.13) and each Opinion of Counsel shall include (a) a statement that the person signing such Officer’s Certificate or Opinion of Counsel is familiar with the requested action and this Indenture; (b) a brief statement as to the nature and scope of the examination or investigation upon which the statement contained in such certificate is based; (c) a statement that, in the judgment of such person, he or she has made such examination or investigation as is necessary to enable him or her to express an informed judgment as to whether or not such action is permitted by this Indenture; and (d) a statement as to whether or not, in the judgment of such person, such action is permitted by this Indenture.

Notwithstanding anything to the contrary in this Section 17.05, if any provision in this Indenture specifically provides that the Trustee shall or may receive an Opinion of Counsel in connection with any action to be taken by the Trustee or the Parent or the Company under this Indenture, the Trustee shall be entitled to such Opinion of Counsel.

Section 17.06      Legal Holidays. In any case where any Interest Payment Date, Fundamental Change Repurchase Date, Redemption Date or Maturity Date is not a Business Day, then any action to be taken on such date need not be taken on such date, but may be taken on the next succeeding Business Day with the same force and effect as if taken on such date, and no interest shall accrue in respect of any payment that would otherwise need to be made on such date on account of the delay.

Section 17.07      No Security Interest Created. Nothing in this Indenture, the Notes or the Guarantees, expressed or implied, shall be construed to constitute a security interest under the Uniform Commercial Code or similar legislation, as now or hereafter enacted and in effect, in any jurisdiction.

Section 17.08      Benefits of Indenture. Nothing in this Indenture, the Notes or the Guarantees, expressed or implied, shall give to any Person, other than the Holders, the parties to this Indenture, any Paying Agent, any Exchange Agent, any authenticating agent, any Note Registrar and their successors under this Indenture, any benefit or any legal or equitable right, remedy or claim under this Indenture.

92

Section 17.09      Table of Contents, Headings, Etc. The table of contents and the titles and headings of the articles and sections of this Indenture have been inserted for convenience of reference only, are not to be considered a part of this Indenture, and shall in no way modify or restrict any of the terms or provisions of this Indenture.

Section 17.10      Authenticating Agent. The Trustee may appoint an authenticating agent that shall be authorized to act on its behalf and subject to its direction in the authentication and delivery of Notes in connection with the original issuance thereof and transfers and exchanges of Notes under this Indenture, including under Section 2.04, Section 2.05, Section 2.07, Section 2.08, Section 10.04, Section 13.02 and Section 15.03 as fully to all intents and purposes as though the authenticating agent had been expressly authorized by this Indenture and those Sections to authenticate and deliver Notes. For all purposes of this Indenture, the authentication and delivery of Notes by the authenticating agent shall be deemed to be authentication and delivery of such Notes “by the Trustee” and a certificate of authentication executed on behalf of the Trustee by an authenticating agent shall be deemed to satisfy any requirement under this Indenture or in the Notes for the Trustee’s certificate of authentication. Such authenticating agent shall at all times be a Person eligible to serve as trustee under this Indenture pursuant to Section 7.08.

Any corporation or other entity into which any authenticating agent may be merged or converted or with which it may be consolidated, or any corporation or other entity resulting from any merger, consolidation or conversion to which any authenticating agent shall be a party, or any corporation or other entity succeeding to the corporate trust business of any authenticating agent, shall be the successor of the authenticating agent under this Indenture, if such successor corporation or other entity is otherwise eligible under this Section 17.10, without the execution or filing of any paper or any further act on the part of the parties to this Indenture or the authenticating agent or such successor corporation or other entity.

Any authenticating agent may at any time resign by giving written notice of resignation to the Trustee and to the Company. The Trustee may at any time terminate the agency of any authenticating agent by giving written notice of termination to such authenticating agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time any authenticating agent shall cease to be eligible under this Section, the Trustee may appoint a successor authenticating agent (which may be the Trustee), shall give written notice of such appointment to the Company and shall send notice of such appointment to all Holders.

The Company agrees to pay to the authenticating agent from time to time reasonable compensation for its services although the Company may terminate the authenticating agent, if it determines such agent’s fees to be unreasonable.

The provisions of Section 7.02, Section 7.03, Section 7.04, Section 7.06, Section 8.03 and this Section 17.10 shall be applicable to any authenticating agent.

93

If an authenticating agent is appointed pursuant to this Section 17.10, the Notes may have endorsed thereon, in addition to the Trustee’s certificate of authentication, an alternative certificate of authentication in the following form:

, as Authenticating Agent, certifies that this is one of the Notes described in the within-named Indenture.

By:
Authorized Officer

Section 17.11      Execution in Counterparts. This Indenture may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute but one and the same instrument. The exchange of copies of this Indenture and of signature pages by facsimile or PDF transmission shall constitute effective execution and delivery of this Indenture as to the parties to this Indenture and may be used in lieu of the original Indenture for all purposes. Signatures of the parties to this Indenture transmitted by facsimile or PDF shall be deemed to be their original signatures for all purposes.

Section 17.12      Severability. In the event any provision of this Indenture or in the Notes shall be invalid, illegal or unenforceable, then (to the extent permitted by law) the validity, legality or enforceability of the remaining provisions shall not in any way be affected or impaired.

Section 17.13      Waiver of Jury Trial. EACH OF THE PARENT, THE COMPANY, THE GUARANTORS AND THE TRUSTEE HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS INDENTURE, THE NOTES OR THE TRANSACTIONS CONTEMPLATED HEREBY.

Section 17.14      Force Majeure. In no event shall the Trustee be responsible or liable for any failure or delay in the performance of its obligations under this Indenture arising out of or caused by, directly or indirectly, forces beyond its control, including, without limitation, strikes, work stoppages, accidents, acts of war or terrorism, civil or military disturbances, nuclear or natural catastrophes or acts of God, and interruptions, loss or malfunctions of utilities, communications or computer (software and hardware) services; it being understood that the Trustee shall use reasonable efforts that are consistent with accepted practices in the banking industry to resume performance as soon as practicable under the circumstances.

Section 17.15      Calculations. Except as otherwise provided in this Indenture, the Parent and the Company shall be responsible for making all calculations called for under or in connection with the Notes. These calculations include, but are not limited to, determinations of the stock price, the Last Reported Sale Prices of the Common Stock, accrued interest payable on the Notes and the Exchange Rate of the Notes. The Parent and the Company shall make all these calculations in good faith and, absent manifest error, such calculations shall be final and binding on Holders. Upon written request, the Parent and the Company shall provide a schedule of its calculations to each of the Trustee and the Exchange Agent, and each of the Trustee and Exchange Agent is entitled to rely conclusively upon the accuracy of the Parent’s and the Company’s calculations without independent verification. The Trustee will forward the Parent’s and the Company’s calculations to any Holder upon the request of that Holder at the sole cost and expense of the Company.

94

None of the Trustee, Exchange Agent, Note Registrar or Paying Agent (in each case, if different from the Company) shall have any responsibility for making any calculations, for determining amounts to be paid or for monitoring stock price, or be charged with any knowledge of or have any duties to monitor any measurement period. These calculations include, but are not limited to, determinations of the Last Reported Sale Prices of the Common Stock, and the Exchange Rate of the Notes.

Section 17.16      U.S.A. Patriot Act. The parties to this Indenture acknowledge that in accordance with Section 326 of the U.S.A. Patriot Act, the Trustee, like all financial institutions and in order to help fight the funding of terrorism and money laundering, is required to obtain, verify, and record information that identifies each Person or other legal entity that establishes a relationship or opens an account with the Trustee. The parties to this Indenture agree that they will provide the Trustee with such information as it may request in order for the Trustee to satisfy the requirements of the U.S.A. Patriot Act.

Section 17.17      Tax Compliance. In order to assist the Trustee with its compliance with Sections 1471 through 1474 of the U.S. Internal Revenue Code and the rules and regulations thereunder (as in effect from time to time, collectively, the “Applicable Law”), the Company agrees (i) to provide to the Trustee reasonably available information collected and stored in the Company’s ordinary course of business regarding holders of Notes (solely in their capacity as such) and which is necessary for the Trustee’s determination of whether it has tax related obligations under Applicable Law and (ii) that the Trustee shall be entitled to make any withholding or deduction from payments under the Indenture to the extent necessary to comply with Applicable Law. Nothing in the immediately preceding sentence shall be construed as obligating the Company to make any “gross up” payment or similar reimbursement in connection with a payment in respect of which amounts are so withheld or deducted.

Section 17.18      Withholding Tax. Notwithstanding any other provision of this Indenture, if the Company or other applicable withholding agent pays withholding taxes or backup withholding on behalf of the Holder or beneficial owner as a result of an adjustment to the Exchange Rate, the Company or other applicable withholding agent may, at its option, set off such payments against payments of cash on the Note or sales proceeds received by or other funds or assets of the Holder or beneficial owner.

[Remainder of page intentionally left blank]

95

IN WITNESS WHEREOF, the parties to this Indenture have caused this Indenture to be duly executed as of the date first written above.

COMPOSECURE, INC., as the Parent

By:	/s/ Timothy Fitzsimmons
Name: Timothy Fitzsimmons
Title: Chief Financial Officer

COMPOSECURE HOLDINGS, L.L.C. , as the Company

By:	/s/ Timothy Fitzsimmons
Name: Timothy Fitzsimmons
Title: Chief Financial Officer

COMPOSECURE, L.L.C., as Guarantor

By:	/s/ Timothy Fitzsimmons
Name: Timothy Fitzsimmons
Title: Chief Financial Officer

ARCULUS HOLDINGS, L.L.C., as Guarantor

By:	/s/ Timothy Fitzsimmons
Name: Timothy Fitzsimmons
Title: Chief Financial Officer

U.S. BANK NATIONAL ASSOCIATION, as Trustee

By:	/s/ Mark DiGiacomo
Name: Mark DiGiacomo
Title: Vice President

1